Exhibit 10.8

Note: Certain portions have been omitted from this Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

A320 Family and A320 NEO Family

PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

AND

AVIANCATACA HOLDING S.A.

as Buyer

Reference : CT1004409

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Foreword - Page 1/4

CONTENTS

CLAUSES	TITLES

0	DEFINITIONS AND INTERPRETATION

1	SALE AND PURCHASE

2	SPECIFICATION

3	PRICES

4	PRICE REVISION

5	PAYMENTS

6	MANUFACTURE PROCEDURE - INSPECTION

7	CERTIFICATION

8	BUYER’S TECHNICAL ACCEPTANCE

9	DELIVERY

10	EXCUSABLE DELAY

11	NON-EXCUSABLE DELAY

12	WARRANTIES AND SERVICE LIFE POLICY

13	PATENT AND COPYRIGHT INDEMNITY

14	TECHNICAL DATA AND SOFTWARE SERVICES

15	SELLER REPRESENTATIVES

16	TRAINING AND TRAINING AIDS

17	EQUIPMENT SUPPLIER PRODUCT SUPPORT

18	BUYER FURNISHED EQUIPMENT

19	INDEMNIFICATION AND INSURANCE

20	TERMINATION

21	ASSIGNMENTS AND TRANSFERS

22	MISCELLANEOUS PROVISIONS

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Foreword - Page 2/4

CONTENTS

EXHIBITS	TITLES

Exhibit A	SPECIFICATION
- APPENDIX 1: A319 AIRCRAFT
- APPENDIX 2: A320 AIRCRAFT
- APPENDIX 3: A321 AIRCRAFT
- APPENDIX 4: A319 NEO AIRCRAFT
- APPENDIX 5: A320 NEO AIRCRAFT
- APPENDIX 6: A321 NEO AIRCRAFT

Exhibit B	FORM OF SPECIFICATION CHANGE NOTICE

Exhibit C	PRICE REVISION FORMULAE
- PART 1: AIRFRAME PRICE REVISION FORMULA
- PART 2A: CFM INTERNATIONAL PRICE REVISION FORMULA FOR A320 FAMILY AIRCRAFT
- PART 2B: CFM INTERNATIONAL PRICE REVISION FORMULA FOR A320 NEO FAMILY AIRCRAFT
- PART 3: INTERNATIONAL AERO ENGINES PRICE REVISION FORMULA
- PART 4: PRATT AND WHITNEY ENGINES PRICE REVISION FORMULA

Exhibit D	FORM OF CERTIFICATE OF ACCEPTANCE

Exhibit E	FORM OF BILL OF SALE

Exhibit F	SERVICE LIFE POLICY – LIST OF ITEMS

Exhibit G	TECHNICAL DATA INDEX

Exhibit H	MATERIAL SUPPLY AND SERVICES

Exhibit I	LICENSES AND ON LINE SERVICES

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Foreword - Page 3/4

A320 Family and A320 NEO Family PURCHASE AGREEMENT

This A320 Family and A320 NEO Family Purchase Agreement (the “Agreement”) is made as of the 27th day of December 2011.

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, legal successor of Airbus S.N.C., formerly known as Airbus G.I.E. and Airbus Industrie G.I.E. created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

AVIANCATACA HOLDING S.A., a company created and existing under Panamanian law having its registered office at Calle Aquilino de la Guardia No. 8, Ciudad de Panamá, República de Panamá (the “Buyer”).

WHEREAS subject to the terms and conditions of this Agreement, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

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Foreword - Page 4/4

0.	DEFINITIONS AND INTERPRETATION

0.1	In addition to words and terms elsewhere defined in this Agreement, the initially capitalized words and terms used in this Agreement shall have the meaning set out below.

Affiliate	means with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

Agreement	this A320 Family Purchase Agreement, including all exhibits and appendixes attached hereto and any letter agreements hereto, as the same may be amended or modified and in effect from time to time.

Airbus|World	has the meaning set forth in Clause 14A.10.1 Part 2 of Exhibit I.

Aircraft	means individually or collectively an Airbus A319-100 Aircraft, and/or an A319 NEO Aircraft, and/or an A320-200 Aircraft, and/or an A320 NEO Aircraft, and/or an A321-200 Aircraft, and/or an A321 NEO Aircraft purchased under this Agreement.

A319 or A319 Aircraft	means, and is sometimes referred to herein as, an Airbus A319-100 aircraft delivered under this Agreement, including the Airframe, the Propulsion Systems, and any part, component, furnishing or equipment installed on the Aircraft on Delivery.

A319 NEO or A319 NEO Aircraft	means, and is sometimes referred to herein as, an Airbus A319-100 aircraft incorporating the New Engine Option, including the Airframe, the relevant Propulsion Systems, and any part, component, furnishing or equipment installed on the Aircraft on Delivery under the terms and conditions of this Agreement.

A320 or A320 Aircraft	means, and is sometimes referred to herein as, an Airbus A320-200 aircraft delivered under this Agreement, including the Airframe, the Propulsion Systems, and any part, component, furnishing or equipment installed on the Aircraft on Delivery.

A320 NEO or A320 NEO Aircraft	means, and is sometimes referred to herein as, an Airbus A320-200 aircraft aircraft incorporating the New Engine Option, including the Airframe, the relevant Propulsion Systems, and any part, component, furnishing or equipment installed on the Aircraft on Delivery under the terms and conditions of this Agreement.

A321 or A321 Aircraft	means, and is sometimes referred to herein as, an Airbus A321-200 aircraft delivered under this Agreement, including the Airframe, the Propulsion Systems, and any part, component, furnishing or equipment installed on the Aircraft on Delivery.

A321 NEO or A321 NEO Aircraft	means, and is sometimes referred to herein as, an Airbus A321-200 aircraft incorporating the New Engine Option, including the Airframe, the relevant Propulsion Systems, and any part, component, furnishing or equipment installed on the Aircraft on Delivery under the terms and conditions of this Agreement.

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A320 Family Aircraft	means individually or collectively an A319, A320, or an A321 which does not incorporate the New Engine Option.

A320 NEO Family Aircraft	means individually or collectively an A319 NEO, A320 NEO, or an A321 NEO.

Aircraft Training Services	means all training courses, flight training, line training, flight assistance, line assistance, maintenance support, maintenance training (including Practical Training) or training support performed on Aircraft and provided to the Buyer pursuant to this Agreement.

Airframe	means the Aircraft excluding the Propulsion Systems, or the NEO Propulsion System, as applicable.

Airframe Base Price	has the meaning set out in Clause 3.1.

Airframe Price Revision Formula	is set out in Part 1 of Exhibit C.

AirN@v Services	has the meaning set forth in Clause 14A.9.1.

ANACS	Airbus North America Customer Services, Inc., a corporation organized and existing under the laws of Delaware, having its registered office located at 198 Van Buren Street, Suite 300, Herndon, VA 20170, or any successor thereto.

AOG	has the meaning set forth in Clause 15.2.6.

AOT	has the meaning set forth in Clause 12.1.4.3.

Authorized Officer	has the meaning set forth in Clause 20.6.

Aviation Authority	means when used in respect of any jurisdiction the government entity, which under the laws of such jurisdiction has control over civil aviation or the registration, airworthiness or operation of civil aircraft in such jurisdiction.

Balance of Final Price	has the meaning set out in Clause 5.4.1.

Basic Issue	has the meaning set forth in Clause 14A.3.1.

Base Price	means the sum of the Airframe Base Price and the Propulsion Systems Base Price. as set forth in Clause 3.

BFE Data	has the meaning set forth in Clause 14A.3.2.1.

Bill of Sale	has the meaning set out in Clause 9.2.2.

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Business Day	means a day, other than a Saturday or Sunday, on which business of the kind contemplated by this Agreement is carried on in France, in Germany, in Colombia, in Panama and in the Buyer’s country or, where used in relation to a payment, which is a day on which banks are open for business in France, in Germany, in the Buyer’s country and in New York, as appropriate.

Buyer	means AviancaTaca Holding S.A. or its successors and permitted assigns.

Buyer Furnished Equipment	has the meaning set out in Clause 18.1.1.

Buyer’s Inspectors	has the meaning set forth in Clause 6.2.1.

CAA	means the Colombian Civil Aviation Authority (Unidad Administrative Especial de Aeronautica Civil)

Certificate	has the meaning set forth in Clause 16.4.4.

Certificate of Acceptance	has the meaning set out in Clause 8.3.

Change in Law	has the meaning set forth in Clause 7.2.2.

Clause 5 Indemnitee	as defined in Clause 5.8.3.

Clause 5 Indemnitor	as defined in Clause 5.8.3.

Clause 19 Indemnitee	as defined in Clause 19.3.

Clause 19 Indemnitor	as defined in Clause 19.3.

COC Data	has the meaning set forth in Clause 14A.8.

Commitment Fee	means the commitment fee of [*] paid for the Aircraft as referenced in Clause 5.2

Customer Support Director	has the meaning set forth in Clause 15.1.

Customer Support Representative	has the meaning set forth in Clause 15.2.1.

Default Interest	has the meaning set forth in Clause 5.7.

Default Rate	means the rate of Default Interests as defined in Clause 5.7.

Delivery	means the transfer of title to the Aircraft from the Seller to the Buyer in accordance with Clause 9.

Delivery Date	means the date on which Delivery shall occur.

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Delivery Location	means the facilities of the Seller at the location of final of the Aircraft in Europe, the United States of America or any other location mutually agreed between the Buyer and the Seller.

Delivery Period	has the meaning set forth in Clause 11.1.

Development Changes	has the meaning set forth in Clause 2.1.3.

DGAC	the Direction Générale de l’Aviation Civile of France or any successor thereto.

EASA	European Aviation Safety Agency or any successor agency thereto.

Engines	has the meaning set forth in Clause 2.2.

Excess BFE	has the meaning set forth in Clause 10.6(ii).

Excusable Delay	has the meaning set out in Clause 10.1.

Export Airworthiness Certificate	means an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location pursuant to Clause 7.2.1.

FAA	the U.S. Federal Aviation Administration, or any successor thereto.

Failure	has the meaning set forth in Clause 12.2.1.

Final Price	has the meaning set out in Clause 3.3

Fleet Serial Numbers	has the meaning set forth in Clause 14A.2.1.

General Terms and Conditions or GTC	means the General Terms and Conditions of Access to and Use of the Secure Area of Airbus|World set forth in Clause 14A.10.3 and Part 4 to Exhibit I.

Goods and Services	means any goods and services that may be purchased by the Buyer from the Seller, excluding Aircraft.

Ground Training Services	means all training courses performed in classrooms (classical or Airbus CBT courses), full flight simulator sessions, fixed base simulator sessions and any other services provided to the Buyer on the ground pursuant to this Agreement and which are not Aircraft Training Services.

Irrevocable SCNs	means the list of SCNs, which are irrevocably part of the A320 NEO Family Aircraft specifications, as expressly set forth respectively in Appendix 4, 5 and 6 to Exhibit A.

In house Warranty	as referred to in Clause 12.1.7.1.

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In house Warranty Labor Rate	as defined in Clause 12.1.7.5(b) of this Agreement.

Interface Problem	as defined in Clause 12.4.1 of this Agreement.

Item	has the meaning set forth in Clause 12.2.1.

License	has the meaning set forth in Clause 16.10.4.1.

Losses	has the meaning set forth in Clause 19.1.

Manufacture Facilities	means the various manufacture facilities of the Seller, its Affiliates or any sub-contractor, where the Airframe or its parts are manufactured or assembled.

Manufacturer’s Specification Change Notice (MSCN)	as defined in Clause 2.2.2.1.

Material	has the meaning given such term in Article 1.2.1 of Exhibit H.

NEO Propulsion Systems	has the meaning set out in Clause 2.5 to this Agreement.

NEO Propulsion Systems Base Price	means the price of a set of NEO Propulsion Systems as set out in Clauses 3.2.2.

NEO Propulsion Systems Reference Price	means the reference price of a set of NEO Propulsion Systems as set out respectively in Part 2, Part 3 or Part 4 of Exhibit C, as applicable.

NEO Propulsion Systems Manufacturer	means the manufacturer of the NEO Propulsion Systems as set out in Clause 2.5.

NEO Propulsion Systems Price Revision Formula	is set out respectively in Part 2 or Part 4 of Exhibit C, as applicable.

New Engine Option (“NEO”)	has the meaning set out in Clause 2.1.2 to this Agreement.

MSCN	see Manufacturer’s Specification Change Notice.

NFF	has the meaning set forth in Clause 12.1.6.7.

Non-Excusable Delay	has the meaning set out in Clause 11.1.

Other Item	as defined in Clause 13.1.3

Paying Party	as defined in Clause 5.7.

Paris Convention	has the meaning set forth in Clause 13.1.1(ii)(2).

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PEP	has the meaning set forth in Clause 14B.1.1.

Practical Training	has the meaning set forth in Clause 16.8.2.

Predelivery Payment	means the payment(s) determined in accordance with Clauses 5.2 and 5.3.

Propulsion Systems	has the meaning set out in Clause 2.5.

Propulsion Systems Base Price	means the price of a set of Propulsion Systems as set out in Clauses 3.2.1.

Propulsion Systems Reference Price	means the reference price of a set of Propulsion Systems as set out respectively in Part 2, Part 3 or Part 4 of Exhibit C, as applicable.

Propulsion Systems Manufacturer	means the manufacturer of the Propulsion Systems as set out in Clause 2.5.

Propulsion Systems Price Revision Formula	is set out respectively in Part 2 or Part 3 of Exhibit C, as applicable.

PDP [*]	has the meaning set forth in Clause 10.6(i).

Ready for Delivery	means the time when (i) the Technical Acceptance Process has been successfully completed for an Aircraft in accordance with Clause 8 and (ii) all technical conditions required for the issuance of the Export Airworthiness Certificate have been satisfied for such Aircraft.

Receiving Party	as defined in Clause 5.7.

Revision Service Period	has the meaning set forth in Clause 14A.5.

Scheduled Delivery Month	has the meaning set out in Clause 9.1.1.

Scheduled Delivery Quarter	has the meaning set forth in Clause 9.1.1.

Secure Area	has the meaning set forth in Part 2 of Exhibit I.

Seller	means Airbus S.A.S. or its successors and permitted assigns.

Seller Representatives	means the representatives of the Seller referred to in Clause 15.2.

Seller Representatives Services	means the services provided by the Seller to the Buyer and from the Buyer to the Seller pursuant to Clause 15.

Seller Service Life Policy	has the meaning set out in Clause 12.2.

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Sharklets	means a new large wingtip device, currently under development by the Seller, designed to enhance the eco-efficiency and payload range performance of the A320 family aircraft, and which are part of the New Engine Option and corresponding Irrevocable SCNs.

Seller’s Training Center	has the meaning set forth in Clause 16.3.1.

Service Life Policy	has the meaning set forth in Clause 12.2.1.

Spare Parts	means the items of equipment and material that may be provided pursuant to Exhibit H.

Spare Parts Representative	has the meaning set forth in Clause 15.2.2.

Specification Change Notice or SCN	means an agreement in writing between the parties to amend the Specification pursuant to Clause 2.

Specification	means either (a) the Standard Specification if no SCNs are applicable or (b) if SCNs and/or MSCNs are agreed, the Standard Specification as amended by all applicable SCNs and/or MSCNs.

Standard Specification	means respectively :
(i) the A319-100 standard specification document number [*] with the following design weights: [*]
(ii) the A320-200 standard specification document number [*] with the following design weights: [*]
(iii) the A321-200 standard specification document number [*] with the following design weights: [*]

Subsidiary	means an entity of which another owns directly or indirectly more than 50% of the voting share capital.

Successor	has the meaning set forth in Clause 21.2.2.

Supplier	has the meaning set out in Clause 12.3.1.1 and Article 1.1.3 of Exhibit H.

Supplier Part	has the meaning set out in Clause 12.3.1.2 and Article 1.1.3 of Exhibit H.

Supplier Product Support Agreement	has the meaning set out in Clauses 12.3.1.3 and 17.1.2.

Suspension	has the meaning set forth in Clause 15.3.6.

Technical Acceptance Process	as defined in Clause 8.1.1.

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Technical Acceptance Flight	has the meaning set forth in Clause 8.1.2.

Technical Data	has the meaning set out in Clause 14A.1.

Termination	has the meaning set forth in Clause 20.2.

Termination Event	has the meaning set forth in Clause 20.1.

Third Party Entity	has the meaning set forth in Clause 12.8.

Total Loss	has the meaning set out in Clause 10.4.

Training Conference	has the meaning set forth in Clause 16.4.1.

Training Course Catalog	has the meaning set forth in Clause 16.4.1.

Type Certificate	has the meaning set out in Clause 7.1.

Undelivered BFE	has the meaning set forth in Clause 10.6(ii)(c).

Warranty Claim	has the meaning set forth in Clause 12.1.5.

Warranted Part	has the meaning set out in Clause 12.1.1.

Warranty Period	has the meaning set forth in Clause 12.1.3.

0.2	Headings

All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

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0.3	In this Agreement unless the context otherwise requires:

(a)	references in this Agreement to an exhibit, clause or appendix refer, unless otherwise indicated, to the appropriate exhibit, clause or appendix in this Agreement;

(b)	words importing the plural shall include the singular and vice versa;

(c)	each agreement defined in this Clause 0 will include all exhibits and appendices thereto. If the prior written consent of any person is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and the consent of each such person is obtained, references in this Agreement to such agreement will be to such agreement as so amended, restated, supplemented or modified. References in this Agreement to any statute will be to such statute as amended or modified and in effect at the time any such reference is operative;

(d)	references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state;

(e)	the term “including” when used in this Agreement means “including without limitation” except when used in the computation of time periods;

(f)	the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement, and not a particular Clause thereof. The definition of a singular in this Agreement will apply to plurals of the same words and vice versa;

(g)	technical and trade terms not otherwise defined herein will have the meanings assigned to them as generally accepted in the aircraft manufacturing industry; and

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1.	SALE AND PURCHASE

The Seller shall sell and deliver and the Buyer shall buy and take delivery of fifty-one (51) Aircraft, of which eighteen (18) are A320 Family Aircraft and thirty-three (33) are A320 NEO Family Aircraft on the applicable Delivery Date at the Delivery Location upon the terms and conditions contained in this Agreement.

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2.	SPECIFICATION

2.1	Aircraft Specification

2.1.1	Specification

The Aircraft shall be manufactured in accordance with the Standard Specification applicable to the relevant Aircraft type, as stated in Clause 9 to this Agreement, as may have already been modified prior to the date of this Agreement by the Specification Change Notices listed in Exhibit A.

2.1.2	New Engine Option

2.1.2.1	The Seller is currently developing a new engine option (the “New Engine Option” or “NEO”), applicable to the A319, A320 and A321 type aircraft. The specification of the A319, A320 and A321 NEO Aircraft shall be derived from the current A319, A320 and A321 respective Standard Specification(s) and based on the new Propulsion Systems, as set forth in Clause 2.3 below, and Sharklets, combined with the required airframe structural adaptations, as well as Aircraft systems and software adaptations required to operate such A320 NEO Family Aircraft. The foregoing is currently reflected in the Irrevocable SCNs listed in Appendix 1 to Exhibit A, the implementation of which is hereby irrevocably accepted by the Buyer.

2.1.2.2	The New Engine Option shall modify the design weights of the Standard Specification(s) as follows:

	A319-100	A320-200	A321-200
MTOW	[*]	[*]	[*]
MLW	[*](*)	[*](*)	[*](*)
MZFW	[*](*)	[*](*)	[*](*)

(*):	It is agreed and understood that the above design weights may be updated upon final NEO specification freeze. MLW and MZFW are indicative design weights representative of the Aircraft incorporating the NEO Option. Variations in MLW and MZFW values might be made by the Seller in order to maintain the payload capability of the A320 NEO Family Aircraft compared to that of the A320 Family Aircraft.

2.2	Specification Amendment

The parties understand and agree that the Specification may be further amended following signature of this Agreement in accordance with the terms of this Clause 2.

2.2.1	Specification Change Notice

The Specification may be amended by written agreement between the parties in a Specification Change Notice (“SCN”). Each SCN shall be substantially in the form set out in Exhibit B and shall set out such SCN’s scope of implementation and will also set forth in

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Clause 2 - Page 2/5

detail the particular change to be made to the Specification [*]. Such SCN may result in an adjustment of the Basic Price. SCNs will not be binding until signed by persons duly authorized to execute the same on behalf of the Seller and the Buyer.

2.2.2	Development Changes

Development changes (“Development Changes”) are changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement. The Specification may be revised by the Seller without the Buyer’s consent in order to incorporate Development Changes if such changes do not adversely affect price, time of Delivery of the Aircraft, weight or performance of the Aircraft, maintainability, operation, balance or interchangeability or replaceability of parts under the Specification. In any other case the Seller shall issue to the Buyer a Manufacturer Specification Change Notice (“MSCN”). [*].

2.2.2.1	Manufacturer Specification Change Notice

A proposed Development Change will require an amendment to the Specification by way of a Manufacturer’s Specification Change Notice (“MSCN”) when such Development Change requires Buyer’s approval pursuant to Clause 2.2.2. MSCNs provided to the Buyer will be substantially in the form set out in Exhibit B-3 hereto and will set out such MSCN’s scope of implementation as well as, in detail, the effects thereof and the particular change to be made to the Specification.

The Buyer’s written consent shall be required for each MSCN except in respect of an MSCN necessitated by an Aviation Authority mandatory directive or equipment obsolescence. If equipment obsolescence giving rise to an MSCN results in an increase in Final Price, then the Buyer and the Seller shall agree on any increase in Final Price based upon the extent to which the equipment installed in replacement for the obsolete equipment has any operational advantages to the Buyer. Clause 7.3 shall apply to any Aviation Authority mandatory directive effecting certification that gives rise to an MSCN. The Seller will use reasonable efforts to limit MSCNs issued to address equipment obsolescence.

The Buyer’s written consent shall be required for each MSCN except in respect of an MSCN necessitated by an Aviation Authority [*]directive or equipment obsolescence. [*].

If an MSCN requires Buyers written approval, then the Seller will deliver to the Buyer the contemplated MSCN and notify the Buyer of a reasonable period of time following the Buyer’s receipt of such notice in which the Buyer must accept or reject such MSCN.

2.2.2.2	The Seller is considering turning certain items, which are currently BFE in the Specification, into SFE and the parties agree that such BFE items shall be excluded from the provisions of Clauses 2.2.2 and 2.2.2.1 above and, should they become SFE, shall furthermore be chargeable to the Buyer.

2.2.2.3	Specification Change Notices for Certification

The provisions relating to Specification Change Notices for certification are set out in Clauses 7.2. and 7.3.

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2.2.3	Buyer Import Requirements

The provisions relating to Specification Change Notices for Buyer import requirements are set out in Clause 7.4.

2.2.4	Inconsistency

In the event of any inconsistency between the Specification and any other part of this Agreement, this Agreement shall prevail to the extent of such inconsistency.

2.3	Propulsion Systems and NEO Propulsion Systems

The Airframe shall be equipped with:

(i)	For any A320 Family Aircraft, a set of either two (2) engines manufactured by one of the following manufacturers: CFM INTERNATIONAL INC. (“CFM”) engines or INTERNATIONAL AERO ENGINES (“IAE”), which upon selection will be referred to respectively as the “Propulsion Systems”, and

(ii)	For any A320 NEO Family Aircraft, a set of either two (2) CFM LEAP-X engines or two (2) Pratt & Whitney PW1100G engines, which upon selection will be referred to respectively as the “NEO Propulsion Systems”.

2.3.1	Propulsion Systems

Aircraft Type	CFM	IAE

A319-100	CFM[*] AET* [*]	IAE V2524-[*] AET* [*]
	CFM[*] AET* [*]	IAE V2527M-[*] AET* [*]
A320-200	CFM[*] AET* [*]	IAE V2527E-[*] AET* [*]
A321-200	CFM56-[*] AET* [*]	IAE V2533-[*] AET* [*]

*	AET means Airbus Equivalent Thrust

If the Buyer has not selected the Propulsion Systems as of the date of this Agreement, such choice shall be made and notified to Seller no later than [*] months prior to the first day of the Scheduled Delivery Month of the first Aircraft as set forth in Clause 9.1.1.

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2.3.2	NEO Propulsion Systems

Aircraft Type	Pratt & Whitney	CFM

A319-100	PW1124G [*]	LEAP-X 1A24 [*]

A320-200	PW1127G [*]	LEAP-X 1A26 [*]

A321-200	PW1133G [*]	LEAP-X 1A32 [*]

*	AET means Airbus Equivalent Thrust

If the Buyer has not selected the Propulsion Systems as of the date of this Agreement, such choice shall be made and notified to Seller no later than [*] prior to the first day of the Scheduled Delivery Month of the first Aircraft as set forth in Clause 9.1.1.

2.4	Customization Milestones

2.4.1	Customization Milestones Chart

Within a reasonable period, [*], following signature of the Agreement, the Seller shall provide the Buyer with a customization milestones chart (the “Customization Milestones Chart”). The chart will set out the minimum lead times prior to the Scheduled Delivery Month of the Aircraft when a mutual agreement shall be reached (execution of a SCN) in order to integrate into the Specification any items requested by the Buyer from the Seller’s catalogues of Specification change options (the “Option Catalogues”).

2.4.2	Contractual Definition Freeze

The Customization Milestone Chart shall in particular define the date(s) by which the contractual definition of the Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the “Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month. Each such date shall be referred to as a “CDF Date”.

2.5	Propulsion Systems, NEO Propulsion Systems and BFE Concessions

The concessions provided by the Propulsion Systems Manufacturers or the NEO Propulsion Systems Manufacturers shall be negotiated directly between the Buyer and the selected manufacturer. The concessions provided by the BFE suppliers shall be negotiated directly between the Buyer and the BFE suppliers.

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3.	PRICES

3.1	Airframe Base Price

For each aircraft type, the base price of the airframe (the “Airframe Base Price”) is respectively the sum of:

(i)	the base price of the Airframe as defined in the relevant Standard Specification, including Nacelles and Thrust Reversers, and excluding Buyer Furnished Equipment, which is:

USD	[*]
(US Dollars	[*]

USD	[*]
(US Dollars	[*]

USD	[*]
(US Dollars	[*]

(ii)	the base price of the SCNs, as set forth in Exhibit A, which is:

USD	[*]
(US Dollars	[*]

USD	[*]
(US Dollars	[*]

USD	[*]
(US Dollars	[*]

(iii)	the base price of Aircraft [*]:

[*], which is:
USD	[*]
(US Dollars	[*]

[*], which is:
USD	[*]
(US Dollars	[*]

[*], which is:

USD	[*]
(US Dollars	[*]

(iv)	for any A320 NEO Family Aircraft, the base price of the New Engine Option (excluding Sharklets), which is:

USD	[*]
(US Dollars	[*]

USD	[*]
(US Dollars	[*]

USD	[*]
(US Dollars	[*]

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Clause 3 - Page 1/5

(v)	for any Aircraft equipped with Sharklets, the base price of the Sharklets, which is:

USD	[*]
(US Dollars	[*]

(vi)	for any A320 NEO Family Aircraft, the base price of the master charge, which is applicable if a CFM LEAP-X Propulsion System is selected, which is:

USD	[*]
(US Dollars	[*]

All Airframe Base Prices have been established in accordance with the [*] corresponding to a theoretical delivery in [*] (the “Base Period”).

3.2	Propulsion Systems Base Prices and NEO Propulsion Systems Base Prices

3.2.1	Propulsion Systems Base Prices

For each A320 Family Aircraft, the base price of a set of Propulsion Systems (the “Propulsion Systems Base Price”) shall be the base price of the set of Propulsion System selected by the Buyer pursuant to Clause 3.2.1.1 or 3.2.1.2, as applicable.

3.2.1.1	CFM INTERNATIONAL CFM56-[*] series Propulsion Systems

The base price of a set of two (2) CFM INTERNATIONAL CFM56-[*] series Propulsion Systems is:

For CFM56-[*]:	USD [*]
(US Dollars	[*]

For CFM56-[*]:	USD [*]
(US Dollars	[*]

For CFM56-[*]:	USD [*]
(US Dollars	[*]

For CFM56-[*]:	USD [*]
(US Dollars	[*]

The Propulsion Systems Base Prices above have been established in accordance with [*] for a theoretical delivery in [*], and have been computed from the Propulsion System Reference Prices set forth below and in Part 2 of Exhibit C to the Agreement:

For CFM56-[*]:	USD [*]
(US Dollars	[*]

For CFM56-[*]:	USD [*]
(US Dollars	[*]

For CFM56-[*]:	USD [*]
(US Dollars	[*]

For CFM56-[*]:	USD [*]
(US Dollars	[*]

AVTA - A320 Family & A320 NEO Family PA

Clause 3 - Page 2/5

The Propulsion System Reference Prices above have been established in accordance with the delivery conditions prevailing in [*], at Reference Composite Price Index of [*], as set forth in Part 2 of Exhibit C to the Agreement.

3.2.1.2	IAE V2500 series Propulsion Systems

The base price for a set of two (2) IAE V2500 series Propulsion Systems is:

For IAE V2524-[*]:	USD [*]
(US Dollars	[*]

For IAE V2527M-[*]:	USD [*]
(US Dollars	[*]

For IAE V2527E-[*]:	USD [*]
(US Dollars	[*]

For IAE V2533-[*]:	USD [*]
(US Dollars	[*]

The Propulsion Systems Base Prices above have been established in accordance with economic conditions prevailing for a theoretical delivery in [*], and have been computed from the Propulsion System Reference Prices set forth below and in Part 3 of Exhibit C to the Agreement:

For IAE V2524-[*]:	USD [*]
(US Dollars	[*]

For IAE V2527M-[*]:	USD [*]
(US Dollars	[*]

For IAE V2527E-[*]:	USD [*]
(US Dollars	[*]

For IAE V2533-[*]:	USD [*]
(US Dollars	[*]

The Propulsion System Reference Prices above have been established in accordance with the delivery conditions prevailing in [*] as set forth in Part 3 of Exhibit C to the Agreement.

3.2.2	NEO Propulsion Systems Base Prices

For each A320 NEO Family Aircraft, the base price of a set of NEO Propulsion Systems (the “NEO Propulsion Systems Base Price”) shall be the base price of the set of NEO Propulsion Systems selected by the Buyer pursuant to Clause 3.2.2.1 or 3.2.2.2, as applicable.

3.2.2.1	CFM INTERNATIONAL CFM LEAP-X NEO Propulsion Systems

The base price of a set of two (2) CFM INTERNATIONAL CFM LEAP-X NEO Propulsion Systems is:

For CFM LEAP-X[*]:	USD [*]
(US Dollars	[*]

For CFM LEAP-X[*]:	USD [*]
(US Dollars	[*]

For CFM LEAP-X[*]:	USD 22,785,360	for A321 NEO Aircraft
(US Dollars	[*]

AVTA - A320 Family & A320 NEO Family PA

Clause 3 - Page 3/5

The NEO Propulsion Systems Base Prices above have been established in accordance with economic conditions prevailing for a theoretical delivery in [*], and have been computed from the NEO Propulsion System Reference Prices set forth below and in Part 2 of Exhibit C to the Agreement:

For CFM LEAP-X[*]:	USD [*]
(US Dollars	[*]

For CFM LEAP-X[*]:	USD [*]
(US Dollars	[*]

For CFM LEAP-X[*]:	USD [*]
(US Dollars	[*]

The NEO Propulsion System Reference Prices above have been established in accordance with the delivery conditions prevailing in [*], at Reference Composite Price Index of [*], as set forth in Part 2 of Exhibit C to the Agreement.

3.2.2.2	Pratt & Whitney PW1100G NEO Propulsion Systems

The base price of a set of two (2) Pratt & Whitney PW1100G NEO Propulsion Systems is

For PW11[*]G:	USD [*]
(US Dollars	[*]

For [*]:	USD [*]
(US Dollars	[*]

For [*]:	USD [*]
(US Dollars	[*]

The NEO Propulsion Systems Base Prices above have been established in accordance with economic conditions prevailing for a theoretical delivery in [*], and have been computed from the NEO Propulsion System Reference Prices set forth below and in Part 4 of Exhibit C to the Agreement:

For PW11[*]G:	USD [*]
(US Dollars	[*]

For PW11[*]G:	USD [*]
(US Dollars	[*]

For PW11[*]G:	USD [*]
(US Dollars	[*]

The NEO Propulsion System Reference Prices above have been established in accordance with the delivery conditions prevailing in [*] as set forth in Part 4 of Exhibit C to the Agreement.

AVTA - A320 Family & A320 NEO Family PA

Clause 3 - Page 4/5

3.2.3	Notwithstanding the foregoing, the NEO Propulsion System Reference Prices correspond to the thrust ratings defined for the respective NEO Propulsion System in Clause 2.3.2 and may be revised to reflect thrust rating adjustments upon final NEO Aircraft specification freeze.

3.2.4	The Propulsion System thrusts (lbf) and NEO Propulsion System thrusts (lbf) indicated in Clause 2.3 and in Appendix 1 under the name of each engine are Airbus Equivalent Thrust.

3.3	Final Price

The Final Price of each Aircraft shall be the sum of:

(i)	the Airframe Base Price as revised as of the Delivery Date in accordance with Clause 4.1; plus

(ii)	the aggregate of all increases or decreases to the Airframe Base Price as agreed in any Specification Change Notice or part thereof applicable to the Airframe subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.1; plus

(iii)	the Propulsion Systems Reference Price, or NEO Propulsion Systems Reference Price, applicable, as revised as of the Delivery Date in accordance with Clause 4.2; plus

(iv)	the aggregate of all increases or decreases to the Propulsion Systems Reference Price, or NEO Propulsion Systems Reference Price, applicable, as agreed in any Specification Change Notice or part thereof applicable to the Propulsion Systems or NEO Propulsion Systems, as applicable, subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; plus

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the Aircraft and specifically stating that such amount is to be included in or deducted from the Final Price of an Aircraft.

AVTA - A320 Family & A320 NEO Family PA

Clause 3 - Page 5/5

4.	PRICE REVISION

4.1	Revision of Airframe Base Price

The Airframe Base Price is subject to revision in accordance with the Airframe Price Revision Formula up to and including the Delivery Date as set forth in Part 1 of Exhibit C to the Agreement.

4.2	Revision of Propulsion Systems Reference Price or NEO Propulsion Systems Reference Price

4.2.1.	The Propulsion Systems Reference Price, or NEO Propulsion Systems Reference Price, as applicable, is subject to revision in accordance with the Propulsion Systems Price Revision Formula, or NEO Propulsion Systems Price Revision Formula, as applicable, up to and including the Delivery Date, as set forth in Parts 2A, 2B, 3 and 4 of Exhibit C to the Agreement.

4.2.2	Modification of Propulsion Systems Reference Price, NEO Propulsion Systems Reference Price, Propulsion Systems Price Revision Formula and NEO Propulsion Systems Price Revision Formula

The Propulsion Systems Reference Price or NEO Propulsion Systems Reference Price, as applicable, the prices of the related equipment and the Propulsion Systems Price Revision Formula or NEO Propulsion Systems Price Revision Formula, as applicable, are based on information received from the Propulsion Systems Manufacturer or NEO Propulsion Systems Manufacturer, as applicable, and are subject to amendment by the Propulsion Systems Manufacturer or NEO Propulsion Systems Manufacturer, as applicable, at any time prior to the Delivery Date. If the Propulsion Systems Manufacturer or NEO Propulsion Systems Manufacturer, as applicable, makes any such amendment, the amendment shall be automatically incorporated into this Agreement and the Propulsion Systems Reference Price or NEO Propulsion Systems Reference Price, as applicable, the prices of the related equipment and the Propulsion Systems Price Revision Formula or NEO Propulsion Systems Price Revision Formula, as applicable, shall be adjusted accordingly. The Seller agrees to notify the Buyer as soon as it receives notice of any such amendment from the Propulsion Systems Manufacturer or NEO Propulsion Systems Manufacturer, as applicable.

AVTA - A320 Family & A320 NEO Family PA

Clause 4 - Page 1/1

5.	PAYMENTS

5.1	Seller’s Account

The Buyer shall pay the Predelivery Payments, the Balance of Final Price and/or any other amount due by the Buyer to the Seller, to the Seller’s account:

Beneficiary Name: AIRBUS

account identification: [*]

with:

[*]

Buyer’s Account

The Seller shall pay any amount due by the Seller to the Buyer hereunder, to the Buyer’s account:

[*]

5.2	Commitment Fee

The Seller acknowledges that it has received from the Buyer the sum of US $[*] (U.S. Dollars [*]), which represents a non-refundable commitment fee of US$[*] (US Dollars [*]) for each Aircraft (the “Commitment Fee”). The Commitment Fee paid with respect to each particular Aircraft will be credited without interest against the first Predelivery Payment due for such Aircraft upon signature of the Agreement.

5.3	Predelivery Payments

5.3.1	[*]

5.3.2	[*]

5.3.3	[*]

5.3.4	[*]

5.3.5	[*]

5.4	Balance of Final Price

5.4.1	The Balance of Final Price payable by the Buyer to the Seller on the Delivery Date of an Aircraft shall be the Final Price less the amount of Predelivery Payments received by the Seller on or before the Delivery Date with respect to such Aircraft.

AVTA - A320 Family & A320 NEO Family PA

Clause 5 - Page 1/6

5.4.2	Concurrent with each Delivery, the Buyer will pay to the Seller the Balance of the Final Price for the applicable Aircraft. Upon Seller’s receipt of the full amount of the Balance of the Final Price, including any amounts due under Clause 5.5, Seller shall transfer title to such Aircraft to the Buyer at Delivery.

5.5	Other Charges

Unless expressly stipulated otherwise, any other charges due under this Agreement other than those set out in Clauses 5.2, 5.3 and 5.4 shall be paid by the Buyer at the same time as payment of the Balance of Final Price or, if invoiced after the Delivery Date, within thirty (30) days after the invoice date.

5.6	Method of Payment

5.6.1	All payments provided for in this Agreement shall be made in United States Dollars (USD) in immediately available funds.

5.6.2	All payments due to the Seller hereunder shall be made in full, without set-off, counterclaim, deduction or withholding of any kind. Consequently, the Buyer shall assure that the sums received by the Seller under this Agreement shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature (unless such deduction or withholding is for a tax, levy, impost, duty or charge for and from which the Seller is required to pay, indemnify and hold the Buyer harmless pursuant to Clause 5.8.2). If the Buyer is compelled by law to make any such deduction or withholding (unless such deduction or withholding is for a tax, levy, impost, duty or charge for and from which the Seller is required to pay, indemnify and hold the Buyer harmless pursuant to Clause 5.8.2) the Buyer shall pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding shall be equal to the amounts which would have been received in the absence of such deduction or withholding and pay to the relevant taxation or other authorities within the period for payment permitted by applicable law, the full amount of the deduction or withholding.

5.7	Default Interest

If any payment or credit due from the Seller or the Buyer (“Paying Party”) under this Agreement including but not limited to any Predelivery Payment, Commitment Fee, Option Fee for the Aircraft as well as any payment or credit due to either party (the “Receiving Party”) for any spare parts, data, documents, training and services or otherwise under this Agreement, is not received on the due date, without prejudice to the Receiving Party’s other rights under this Agreement and at law, the Receiving Party shall be entitled to interest (“Default Interest”) for late payment or credit calculated on the amount due from and including the due date of payment up to and including the date when the payment or credit is received by the Receiving Party at a rate equal to [*] (the “Default Rate”).

[*]

5.8	[*]

AVTA - A320 Family & A320 NEO Family PA

Clause 5 - Page 2/6

5.9	Proprietary Interest

The Buyer shall not, by virtue of anything contained in this Agreement (including, without limitation, any Commitment Fee or Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.10	Set-Off

The Seller may set-off any matured and undisputed obligation owed by the Buyer to the Seller and/or its Affiliates against any obligation (whether or not matured) owed by the Seller to the Buyer (it being understood that if this obligation is unascertainable it may be estimated reasonably and in good faith and the set-off made in respect of such estimate), regardless of the place of payment or currency provided that the Buyer must be provided prior written notice of Seller’s intentions to do the same. [*]

5.11	[*]

AVTA - A320 Family & A320 NEO Family PA

Clause 5 - Page 3/6

6.	MANUFACTURE PROCEDURE – INSPECTION

6.1	Manufacture Procedure

The Airframe shall be manufactured in accordance with the relevant requirements of the laws of the jurisdiction of incorporation of the Seller or of its relevant Affiliate as enforced by the Aviation Authority of such jurisdiction.

[*]

6.2	Inspection

6.2.1	Subject to providing the Seller with certificates evidencing compliance with the insurance requirements set forth in Clause 19, the Buyer or its duly authorised representatives (the “Buyer’s Inspector(s)”) shall be entitled to inspect the manufacture of the Airframe and all materials and parts obtained by the Seller for the manufacture of the Airframe on the following terms and conditions;

(i)	any inspection shall be made according to [*] the Seller’s own system of inspection as developed under the supervision of the relevant Aviation Authority;

(ii)	the Buyer’s Inspector(s) shall have access to such relevant technical data as is reasonably necessary for the purpose of the inspection;

(iii)	any inspection and any related discussions with the Seller and other relevant personnel by the Buyer’s Inspector(s) shall be at reasonable times during business hours and any inspection shall take place in the presence of relevant inspection department personnel of the Seller which personnel shall be available for this purpose upon reasonable notice;

(iv)	the inspections shall be performed in a manner not to unduly delay or hinder the manufacture or assembly of the Aircraft or the performance of this Agreement by the Seller or any other work in progress at the Manufacture Facilities.

6.2.2	Location of Inspections

The Buyer’s Inspector(s) shall be entitled to conduct any such inspection at the relevant Manufacture Facility of the Seller or the Affiliates and where possible at the Manufacture Facilities of the sub-contractors provided that if access to any part of the Manufacture Facilities where the Airframe manufacture is in progress or materials or parts are stored are restricted for security or confidentiality reasons, the Seller shall be allowed reasonable time to make the relevant items available for inspection elsewhere.

6.3	Seller’s Service for Buyer’s Inspector(s)

For the purpose of the inspections, and commencing with the date of this Agreement until the Delivery Date, the Seller shall furnish without additional charge suitable space and office equipment including access, for business purposes, to electronic mail, facsimile and telephones in or conveniently located with respect to the Delivery Location [*]

AVTA - A320 Family & A320 NEO Family PA

Clause 6 - Page 1/1

7.	CERTIFICATION

7.1	Type Certification

The Aircraft has been type certificated under EASA and by the FAA in the transport category. The Seller has obtained the relevant type certificate (the “Type Certificate”) to allow the issuance of the Export Airworthiness Certificate. [*]

7.2	Export Airworthiness Certificate

7.2.1	The Aircraft shall be delivered to the Buyer with, [*].

[*]

7.2.2	If, any time before the date on which any Aircraft is Ready for Delivery, any law or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law, rule or regulation is issued which requires any change to the Specification for the purposes of obtaining the Export Airworthiness Certificate (a “Change in Law”), the Seller shall make the required variation or modification to such Aircraft and the parties hereto shall sign a Specification Change Notice in connection with such modification.

7.2.3	The Seller shall as far as practicable (but at its sole discretion and without prejudice to Clause 7.3.1 (ii)) take into account the information available to it concerning any proposed law, rule or regulation or interpretation which could become a Change in Law in order to minimise the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective prior to the Aircraft being Ready for Delivery.

7.3	Costs of SCNs for Certification

7.3.1	The costs of implementing the variation or modification referred to in Clause 7.2.2 above shall be [*]

7.3.2.	Notwithstanding the provisions of sub-Clauses 7.3.1 (i) and (ii), if the Change in Law relates to the Propulsion Systems, the costs shall be borne in accordance with such arrangements as may be made separately between the Buyer and the Propulsion Systems Manufacturer.

7.4	Validation of the Export Airworthiness Certificate

Where the Buyer’s Aviation Authority requires a modification to the Aircraft that is not also required by EASA or FAA to comply with additional import aviation requirements prior to the issuance of the Export Airworthiness Certificate, the Seller shall incorporate such modification in the Aircraft [*]. The parties shall sign a Specification Change Notice in connection with such modification.

AVTA - A320 Family & A320 NEO Family PA

Clause 7 - Page 1/2

8.	TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1	Prior to Delivery the Aircraft shall undergo a standard technical acceptance process that is applicable to deliveries of all aircraft of the same type as the Aircraft (the “Technical Acceptance Process”). [*] completion of the Technical Acceptance Process shall demonstrate the proper functioning and condition of the Aircraft and shall be deemed to demonstrate compliance with the Specification. Should the Aircraft fail to [*] complete the Technical Acceptance Process requirements, the Seller shall without hindrance from the Buyer be entitled to carry out any necessary changes to the Aircraft and, as soon as practicable thereafter, resubmit the Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the proper functioning of the Aircraft, which will include an additional Technical Acceptance Flight (defined below) of the Aircraft if reasonably required to verify correction of the failure. Each successive failure of an Aircraft to [*] complete the Technical Acceptance Process will be governed by the preceding sentence. [*]

8.1.2	The Technical Acceptance Process shall:

(i)	commence on a date notified by the Seller to the Buyer as per clause 9.1.2 and in any case will commence no fewer than ten (10) days following the Buyer’s receipt of such notice;

(ii)	take place at the Delivery Location;

(iii)	be carried out by the personnel of the Seller;

(iv)	include a technical acceptance flight (the “Technical Acceptance Flight”) that will (a) not exceed three (3) hours, (b) have the purpose of demonstrating to the Buyer the function of the Aircraft and its equipment pursuant to the Technical Acceptance Process [*]

(v)	be conducted at the sole cost and expense of the Seller, excluding costs of travel, food and lodging of the Buyer’s representatives participating in such process.

8.2	Buyer’s Attendance

8.2.1	The Buyer shall be entitled to attend the Technical Acceptance Process.

8.2.2	If the Buyer attends the Technical Acceptance Process, the Buyer;

(i)	shall co-operate in complying with the reasonable requirements of the Seller with the intention of completing the Technical Acceptance Process within five (5) Business Days after its commencement;

(ii)	may have a maximum of five (5) of the Buyer’s representatives (with no more than three (3) such representatives having access to the cockpit at any one time) accompany the Seller’s representatives on the Technical Acceptance flight and during such flight the Buyer’s representatives shall comply with the instructions of the Seller’s representatives.

AVTA - A320 Family & A320 NEO Family PA

Clause 8 - Page 1/2

8.2.3	If, following the Buyer’s receipt of notice pursuant to Clause 9.1.2, the Buyer does not attend [*] and/or fails to reasonably cooperate in the Technical Acceptance Process in respect of an Aircraft, the Seller acting as a reasonable buyer, will be entitled to commence the Technical Acceptance Process and, if Buyer or its designee does not thereafter join the Technical Acceptance Process, complete the Technical Acceptance Process in compliance with Clause 8.1 without the Buyer’s participation. Upon [*] completion of the Technical Acceptance Process for such Aircraft [*] the Buyer will be deemed to have accepted that the Technical Acceptance Process has been completed in all respects.

8.3	Certificate of Acceptance

Upon [*] completion of the Technical Acceptance Process, the Buyer shall, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the “Certificate of Acceptance”).

8.4	Finality of Acceptance

The Buyer’s signature of the Certificate of Acceptance for the Aircraft shall constitute waiver by the Buyer of any right it may have under the Uniform Commercial Code as adopted by the State of New York or otherwise to revoke acceptance of the Aircraft for any reason, whether known or unknown to the Buyer at the time of acceptance.

8.5	Aircraft Utilization

The Seller shall, without payment or other liability, be entitled to use the Aircraft prior to Delivery as may be necessary to obtain the certificates required under Clause 7, and such use shall not prejudice the Buyer’s obligation to accept Delivery of the Aircraft hereunder.

[*]

AVTA - A320 Family & A320 NEO Family PA

Clause 8 - Page 2/2

9.	DELIVERY

9.1	Delivery Schedule

9.1.1	Subject to Clauses 2, 7, 8, 10, 11 and 18, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following months or quarters:

9.1.1.1	A320 Family Aircraft

Aircraft Rank	Scheduled Delivery Quarter	Aircraft Type
Aircraft N°1	[*]	A319-100
Aircraft N°2	[*]	A319-100
Aircraft N°3	[*]	A320-200
Aircraft N°4	[*]	A319-100
Aircraft N°5	[*]	A319-100
Aircraft N°6	[*]	A319-100
Aircraft N°7	[*]	A319-100
Aircraft N°8	[*]	A319-100
Aircraft N°9	[*]	A319-100
Aircraft N°10	[*]	A320-200
Aircraft N°11	[*]	A320-200
Aircraft N°12	[*]	A320-200
Aircraft N°13	[*]	A320-200
Aircraft N°14	[*]	A320-200
Aircraft N°15	[*]	A320-200
Aircraft N°16	[*]	A320-200
Aircraft N°17	[*]	A320-200
Aircraft N°18	[*]	A320-200

9.1.1.2	A320 NEO Family Aircraft

Aircraft Rank	Scheduled Delivery Quarter	NEO Aircraft Type
Aircraft N°1	[*]	A320-200 NEO
Aircraft N°2	[*]	A319-100 NEO
Aircraft N°3	[*]	A319-100 NEO
Aircraft N°4	[*]	A321-200 NEO
Aircraft N°5	[*]	A320-200 NEO
Aircraft N°6	[*]	A319-100 NEO
Aircraft N°7	[*]	A319-100 NEO
Aircraft N°8	[*]	A319-100 NEO

AVTA - A320 Family & A320 NEO Family PA

Clause 9 - Page 1/4

Aircraft N°9	[*]	A320-200 NEO
Aircraft N°10	[*]	A319-100 NEO
Aircraft N°11	[*]	A319-100 NEO
Aircraft N°12	[*]	A319-100 NEO
Aircraft N°13	[*]	A319-100 NEO
Aircraft N°14	[*]	A319-100 NEO
Aircraft N°15	[*]	A319-100 NEO
Aircraft N°16	[*]	A319-100 NEO
Aircraft N°17	[*]	A319-100 NEO
Aircraft N°18	[*]	A319-100 NEO
Aircraft N°19	[*]	A321-200 NEO
Aircraft N°20	[*]	A320-200 NEO
Aircraft N°21	[*]	A320-200 NEO
Aircraft N°22	[*]	A319-100 NEO
Aircraft N°23	[*]	A319-100 NEO
Aircraft N°24	[*]	A319-100 NEO
Aircraft N°25	[*]	A319-100 NEO
Aircraft N°26	[*]	A319-100 NEO
Aircraft N°27	[*]	A320-200 NEO
Aircraft N°28	[*]	A321-200 NEO
Aircraft N°29	[*]	A320-200 NEO
Aircraft N°30	[*]	A320-200 NEO
Aircraft N°31	[*]	A320-200 NEO
Aircraft N°32	[*]	A320-200 NEO
Aircraft N°33	[*]	A321-200 NEO

9.1.1.3	Initial NEO Delivery Schedule

The Scheduled Delivery Quarter for A320 NEO Aircraft stated in Clause 9.1.1.2 above will be referred to as the [*] NEO delivery schedule (the “[*] NEO Delivery Schedule”).

9.1.1.4	[*] NEO Delivery Schedule

The delivery schedule indicated in Clause 9.1.1.2 for A320 Family Aircraft with NEO Option is based on the current production and certification projections for the NEO Option industrialization and may be modified by the Seller at any time until [*], to reflect the certification and industrialization planning and production ramp-up constraints of the NEO Option. The Buyer and the Seller hereby agree that with regard to NEO Aircraft scheduled for delivery in [*], the respective Scheduled Delivery Quarters quoted in Clause 9.1.1.2 above remain subject to the Seller’s industrial constraints regarding NEO engine type availability.

AVTA - A320 Family & A320 NEO Family PA

Clause 9 - Page 2/4

Upon firming up of the final production and certification sequence for the NEO Option industrialization and no later than [*] the Seller will (i) confirm or (ii) review if required pursuant to the foregoing paragraph the delivery schedule for each of the NEO Aircraft and notify the Buyer of their final respective delivery quarter within their [*] given delivery year (the “[*] NEO Delivery Schedule”).

However, the Seller undertakes [*].

9.1.1.5	Seller’s [*]

Notwithstanding the provisions of Clauses 9.1.1.3 and 9.1.1.4 above, the Buyer understands that, due to (i) certification and industrialization planning and production ramp-up constraints of the A321 NEO / engine type and (ii) industrial constraints regarding NEO engine type availability, the Seller might not be able to maintain the aircraft type associated with the A320 NEO Family Aircraft [*] (the “[*] NEO Aircraft”), currently set as an [*] NEO Aircraft in Clause 9.1.1.2 above. As a result, the Buyer understands and agrees that the Seller might (i) [*] A320-200 NEO aircraft type and (ii) [*] A320 NEO Family Aircraft [*] NEO Aircraft (the “Alternate First A321 NEO Aircraft”), subject to the Seller’s then industrial and commercial constraints, it being understood that such [*] A321 NEO Aircraft might only be available in [*] (the “Seller’s [*]”).

It is hereby understood that such Seller’s [*] shall be used by the Seller no later than [*].

9.1.1.6	Scheduled Delivery Month Notification

[*] Each of such delivery months shall be, with respect to the corresponding Aircraft, the “Scheduled Delivery Month”.

9.1.2	The Seller shall give the Buyer at least thirty (30) days prior written notice of the date on which the Aircraft shall be Ready for Delivery. Thereafter the Seller shall notify the Buyer of any change in such date necessitated by the conditions of manufacture or flight.

9.2	Delivery

9.2.1	The Buyer shall send its representatives to the Delivery Location to take Delivery of, and collect, the Aircraft within five (5) Business Days after the date on which the Aircraft is Ready for Delivery and shall sign the Certificate of Acceptance and pay the Balance of the Final Price on or before the Delivery Date.

9.2.2	The Seller shall deliver and transfer title to the Aircraft to the Buyer free and clear of all liens, claims, charges, security interests and all encumbrances of any kind whatsoever provided that the Balance of the Final Price has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller shall provide the Buyer with a bill of sale in the form of Exhibit E (the “Bill of Sale”) and/or such other documentation confirming transfer of title and receipt of the Final Price as may reasonably be requested by the Buyer. Title to and risk of loss of or damage to the Aircraft shall be transferred to the Buyer on the date and at the time set forth in the executed Certificate of Acceptance.

[*]

AVTA - A320 Family & A320 NEO Family PA

Clause 9 - Page 3/4

9.2.3	[*], should the Buyer fail to deliver the signed Certificate of Acceptance to the Seller within the delivery period set forth in Clause 9.2.1 and accept Delivery of and pay the Balance of the Final Price for an Aircraft that is Ready for Delivery and in respect of which the Buyer has or is obligated to deliver a Certificate of Acceptance, then the Buyer shall be deemed to have rejected Delivery of the Aircraft without warrant when duly tendered to it hereunder. In addition to Clause 5.7 and the Seller’s other rights under this Agreement, the Seller shall retain title to the Aircraft and the Buyer shall indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) actually incurred by the Seller resulting from any delay [*].

9.3	Fly Away

9.3.1	The Buyer and the Seller shall co-operate to obtain any licenses, permits and approvals which may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft.

9.3.2	Except as provided below, all expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery shall be borne by the Buyer. [*], and the Buyer will make direct arrangements with the supplying companies for its requirements. [*] Seller will also assist Buyer, at no out-of-pocket cost to Seller, to obtain the necessary authorizations from the Aviation Authority having jurisdiction over the Delivery Location to permit Buyer to remove the Aircraft from the Delivery Location immediately following Delivery

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Clause 9 - Page 4/4

10.	EXCUSABLE DELAY

10.1	The Buyer acknowledges that the Aircraft are to be manufactured by Seller in performance of this Agreement and that the Scheduled Delivery Months are based on the assumption that there shall be no delay due to causes beyond the control of the Seller. Accordingly, Seller shall not be responsible for any delay in the Delivery of the Aircraft or delay or interruption in the performance of the other obligations of the Seller hereunder due to causes beyond its control, and not occasioned by its fault or negligence including (but without limitation) acts of God or the public enemy, war, civil war, warlike operations, terrorism, insurrections or riots, fires, explosions, natural disasters, compliance with any applicable foreign or domestic governmental regulation or order, labour disputes causing cessation, slowdown or interruption of work, inability after due and timely diligence to procure materials, equipment or parts, general hindrance in transportation or failure of a sub-contractor or supplier to furnish materials, equipment or parts, any delay caused directly or indirectly by the action or inaction of the Buyer; and any delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems or Buyer Furnished Equipment. Any delay or interruption resulting from any of the foregoing causes is referred to as an “Excusable Delay”.

10.2	If an Excusable Delay occurs:

(i)	the Seller shall notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)	the Seller shall not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iii)	the Seller shall not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay; and

(iv)	the Seller shall as soon as practicable after the removal of the cause of the delay resume performance of its obligations under this Agreement and in particular shall notify to the Buyer the revised Scheduled Delivery Month.

10.3	Termination on Excusable Delay

10.3.1	If the Delivery of any Aircraft is delayed as a result of an Excusable Delay for a period of more than [*] after the last day of the Scheduled Delivery Month then either party may terminate this Agreement with respect to the Aircraft so affected by giving written notice to the other party [*] period provided that the Buyer shall not be entitled to terminate this Agreement pursuant to this Clause if the Excusable Delay results from a cause within its control.

10.3.2	If the Seller concludes that the Delivery of any Aircraft shall be delayed for more than [*] after the last day of the Scheduled Delivery Month due to an Excusable Delay and as a result thereof reschedules Delivery of such Aircraft to a date or month reflecting such delay then the Seller shall promptly notify the Buyer in writing to this effect and shall include in such notification the new Scheduled Delivery Month. [*]

10.3.3	If this Agreement shall not have been terminated with respect to the delayed Aircraft during the [*] period referred to in either Clause 10.3.1 or 10.3.2 above, then the Seller shall be entitled to reschedule Delivery and the new Scheduled Delivery Month shall be notified to the Buyer and shall be binding on the parties.

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10.4	Total Loss, Destruction or Damage

If prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond repair (“Total Loss”), the Seller shall notify the Buyer to this effect within [*] of such occurrence. The Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) [*] may be delivered to the Buyer and the Scheduled Delivery Month shall be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that in the event the specified extension of the Scheduled Delivery Month to a month is [*] after the last day of the original Scheduled Delivery Month then this Agreement shall terminate with respect to said Aircraft unless:

(i)	the Buyer notifies the Seller within [*] of the date of receipt of the Seller’s notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

(ii)	the parties execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month;

provided, however, that nothing herein shall require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft which includes the Aircraft purchased hereunder.

10.5	Termination Rights Exclusive

In the event that this Agreement shall be terminated as provided for under the terms of Clauses 10.3 or 10.4, such termination shall discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished hereunder and neither party shall have any claim against the other for any loss resulting from such non-delivery. The Seller shall in no circumstances have any liability whatsoever for Excusable Delay other than as set forth in this Clause 10.

10.6	Remedies

THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. [*]

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11.	NON-EXCUSABLE DELAY

11.1	Liquidated Damages

Should any of the Aircraft not be Ready for Delivery to the Buyer within [*] after the last day of the Scheduled Delivery Month (as varied by virtue of Clauses 2, 7 and 10) (the “Delivery Period”) and such delay is not as a result of an Excusable Delay or Total Loss (a “Non-Excusable Delay”), then the Buyer shall have the right to claim, and the Seller shall pay by way of liquidated damages to the Buyer [*] for each day of delay in the Delivery commencing on the date [*] after the last day of the Scheduled Delivery Month.

The amount of such liquidated damages shall in no event exceed the total of [*] in respect of any one Aircraft.

The Buyer’s right to be paid damages in respect of the Aircraft is conditional upon the Buyer submitting a claim in respect of such liquidated damages in writing to the Seller not later than one (1) month after the last day of the Scheduled Delivery Month.

11.2	Re-negotiation

If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling [*] after the Delivery Period, the Buyer shall have the right exercisable by written notice to the Seller given not less than [*] nor more than [*] after the expiration of the [*] falling after the Delivery Period to require from the Seller a re-negotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such re-negotiation, the said re-negotiation shall not prejudice the Buyer’s right to receive liquidated damages in accordance with Clause 11.1 during the period of Non-Excusable Delay.

11.3	Termination

If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling [*] after the Delivery Period and the parties have not renegotiated the Delivery Date pursuant to Clause 11.2, either party shall have the right exercisable by written notice to the other party, given not less than [*] nor more than [*] after expiration of such [*] to terminate this Agreement in respect of the affected Aircraft and neither party shall have any claim against the other in respect of such nondelivery [*]

11.4	Remedies

THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. [*]

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Clause 11 - Page 1/1

12.	WARRANTIES AND SERVICE LIFE POLICY

This Clause covers the terms and conditions of the warranty and service life policy.

12.1	Standard Warranty

12.1.1	Nature of Warranty

For the purpose of this Agreement the term “Warranted Part” shall mean any component, equipment, proprietary software, accessory or part, which is installed on an Aircraft at Delivery thereof and

(a)	which is manufactured to the detailed design of the Seller or a subcontractor of the Seller and

(b)	which bears a part number of the Seller at the time of such Delivery.

Subject to the conditions and limitations as hereinafter provided for and except as provided for in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part shall at Delivery to the Buyer be free from defects:

(i)	in material;

(ii)	in workmanship, including without limitation processes of manufacture;

(iii)	in design (including without limitation the selection of materials) having regard to the state of the art at the date of such design; and

(iv)	arising from failure to conform to the Specification, except to those portions of the Specification relating to performance or where it is expressly stated in the Specification that they are estimates, approximations or design aims.

12.1.2	Exclusions

The warranties set forth in Clause 12.1.1 shall not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, equipment, accessory or part installed on the Aircraft at Delivery that is not a Warranted Part except that:

(i)	any defect in the Seller’s workmanship in respect of the installation of such excluded items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items, that invalidates any applicable warranty from such manufacturers, shall constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1 (ii); and

(ii)	any defect inherent in the Seller’s design of the installation, in consideration of the state of the art at the date of such design, which impairs the use of such items, shall constitute a defect in design for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1 (iii).

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Clause 12 - Page 2/21

12.1.3	Warranty Period

The warranties set forth in Clauses 12.1.1 and 12.1.2 shall be limited to those defects that become apparent within [*] after Delivery of the affected Aircraft (the “Warranty Period”).

12.1.4	Buyer’s Remedy and Seller’s Obligation

12.1.4.1	The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller’s expense and option, the repair, replacement or correction of any Warranted Part which is defective (or to the supply of modification kits rectifying the defect), together with a credit to the Buyer’s account with the Seller of an amount equal to the mutually agreed direct labor costs expended in performing the removal and the reinstallation thereof on the Aircraft at the labor rate defined in Clause 12.1.7.5.

The Seller may alternatively, at Buyer’s request, furnish to the Buyer’s account with the Seller a credit equal to (a) the price at which the Buyer is entitled to purchase a replacement for the defective Warranted Part and (b) the mutually agreed direct labor costs expended in performing the removal and the reinstallation thereof on the Aircraft at the labor rate defined in Clause 12.1.7.5.

12.1.4.2	In the event of a defect covered by Clauses 12.1.1 (iii), 12.1.1 (iv) and 12.1.2 (ii) becoming apparent within the Warranty Period, the Seller shall also, correct such defect in any Aircraft which has not yet been delivered to the Buyer, provided, however,

(i)	that the Seller shall not be deemed to be in default on account of any delay in Delivery of any Aircraft or otherwise in respect of the performance of this Agreement, due to the Seller’s undertaking to make such correction to the extent any such delay could not be avoided using commercially reasonable efforts,

(ii)	that, rather than accept a delay in the Delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft,

(iii)	[*]

Nothing in this Clause 12.1.4.2 shall be deemed to constitute a waiver or release of any of Buyer’s rights under Clause 11.

12.1.4.3	Cost of inspection

In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller [*] incurred by the Buyer in performing inspections of the Aircraft that are conducted to determine whether a defect exists in any Warranted Part within the Warranty Period subject to the following conditions:

(i)	such inspections are recommended by a Seller Service Bulletin or an all operator telex (“AOT”) to be performed within the Warranty Period;

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(ii)	the reimbursement shall not apply for any inspections performed as an alternative to accomplishing corrective action as recommended by the Seller when such corrective action, including but not limited to instructions and materials, has been made available to the Buyer and such corrective action could have reasonably been accomplished by the Buyer in light of Buyer’s operational requirements, at the time such inspections are performed or earlier,

(iii)	the labor rate for the reimbursement shall be the Inhouse Warranty Labor Rate defined in Clause 12.1.7.5, and be equal to the Seller’s estimate of the manhours required for such inspections as set forth in the communication by the Seller to the Buyer or in the related Seller Service Bulletin or AOT, whichever is applicable.

12.1.5	Warranty Claim Requirements

The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1, with respect to any warranty claim submitted by the Buyer (each a “Warranty Claim”) are subject to the following conditions:

(i)	the defect giving rise to such Warranty Claim having become known to Buyer or Buyer’s maintenance performer within the Warranty Period;

(ii)	the Buyer having filed a Warranty Claim within [*] of a defect becoming known to Buyer or Buyer’s maintenance performer, except where the Seller has issued a Service Bulletin or AOT intended to provide a remedy for such a defect, in which case the Warranty Claim must be filed [*] following embodiment of the Seller Service Bulletin or AOT in the Aircraft;

(iii)	the Buyer has operated and maintained the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.10;

(iv)	the claimed defect did not result from any act or omission of any third party;

(v)	the Seller having received a Warranty Claim complying with the provisions of Clause 12.1.6.5 below.

12.1.6	Warranty Administration

The warranties set forth in this Clause 12.1 shall be administered as hereinafter provided for in this Clause 12.1.6.

12.1.6.1	Claim Determination

The determination of the validity of any Warranty Claim by the Seller shall be made reasonably and in good faith, based upon the claim details, reports from the Seller’s Representatives, historical data logs, inspection, tests, findings during repair, defect analysis and other relevant documents.

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12.1.6.2	Transportation Costs

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller will be borne by the Buyer. If the Warranty Claim for such Warranted Part is valid, [*].

12.1.6.3	Return of an Aircraft

If the Buyer and the Seller mutually agree, prior to such return, that it is necessary to return an Aircraft to the Seller for accomplishment of a warranty correction, the Seller shall bear the direct costs of fuel, taxes, navigation fees and landing fees to and from the Seller’s facilities for such return of the Aircraft. The party that will bear the additional costs, such as Buyer’s crew cost, shall be mutually agreed at the time. The Buyer shall make its reasonable efforts to minimize the duration of the corresponding flights.

12.1.6.4	On-Aircraft Work by the Seller

If the Parties determine that work to accomplish a repair or correction of a defect subject to this Clause 12.1 justifies the dispatch by the Seller of a working team to repair or correct such defect at the Buyer’s facilities or the facilities of a third party, then the labor and material costs and all associated travel, food and lodging expenses of the Seller’s personnel shall be borne by the Seller.

The condition which has to be fulfilled for on-Aircraft work by the Seller is that the work necessitates the technical expertise of the Seller as manufacturer of the Aircraft.

If said condition is fulfilled the Seller and the Buyer shall agree on a schedule and place for the work to be performed.

12.1.6.5	Warranty Claim Substantiation

Each Warranty Claim submitted by the Buyer under this Clause 12.1 shall contain at least the following data:

a)	description of defect and action taken, if any,

b)	date of incident and/or removal date,

c)	description of Warranted Part claimed to be defective,

d)	part number,

e)	serial number (if applicable),

f)	position on Aircraft,

g)	total flying hours or calendar time, as applicable, at the date the defect became known to the Buyer or Buyer’s maintenance performer,

h)	time since last shop visit at the date the defect became known to the Buyer or Buyer’s maintenance performer,

i)	Manufacturer Serial Number of the Aircraft and/or its registration,

j)	Aircraft total flying hours and/or number of landings at the date the defect became known to the Buyer or Buyer’s maintenance performer,

k)	Warranty Claim number,

l)	date of Warranty Claim, and

m)	Delivery Date of Aircraft or Warranted Part to the Buyer.

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Warranty Claims are to be addressed as follows:

AIRBUS

CUSTOMER SERVICES DIRECTORATE

WARRANTY ADMINISTRATION

Rond-Point Maurice Bellonte

B.P. 33

F-31707 BLAGNAC CEDEX

FRANCE

12.1.6.6	Replacements

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller shall at all times remain with the Buyer, except that:

(i)	risk of loss (limited to cost of replacement and excluding in particular loss of use) shall be with the Seller for as long as such Aircraft, component, accessory, equipment or part shall be under the care, custody and control of the Seller and;

(ii)	title to and risk of loss of a returned component, accessory, equipment or part shall pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement thereof.

Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part shall pass to the Buyer.

12.1.6.7	Rejection

The Seller shall provide reasonable written substantiation in case of rejection of a Warranty Claim. In such event the Buyer shall refund to the Seller reasonable inspection and test charges incurred in connection therewith. [*]

12.1.6.8	Inspection

The Seller shall have the right to inspect the affected Aircraft, documents and other records relating thereto in the event of any Warranty Claim under this Clause 12.1. Such inspections will be made on Business Days, during reasonable times during the Buyer’s normal business hours and will not interfere with the Buyer’s operations or maintenance.

12.1.7	Inhouse Warranty

12.1.7.1	Seller’s Authorization

The Seller hereby authorizes the Buyer to repair Warranted Parts (“Inhouse Warranty”) subject to the terms of this Clause 12.1.7.

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12.1.7.2	Conditions for Seller’s Authorization

The Buyer shall be entitled to repair such Warranted Parts:

•

provided the Buyer notifies the Seller Representative of its intention to perform Inhouse Warranty repairs having an estimated cost of repair in [*] before any such repairs are started, unless it is not reasonably practicable to do so, in which case the Buyer will notify the Seller of the Inhouse Warranty Repair as soon as reasonably practicable. The Buyer’s notification shall include reasonable detail regarding the defect, estimated labor hours and material used by the Buyer to determine its estimate of the cost of such repair to allow the Seller to ascertain the reasonableness of the estimate. The Seller agrees to use all reasonable efforts to ensure a prompt response and shall not unreasonably withhold, delay or condition its authorization of the Buyer’s performance of any Inhouse Warranty Repair;

•	provided adequate facilities and qualified personnel are available to the Buyer; and

•	provided repairs are performed in accordance with the Seller’s Technical Data or written instructions; and

•	only to the extent reasonably necessary to correct the defect.

12.1.7.3	Seller’s Rights

The Seller shall have the right to require the return of any Warranted Part, or any part removed therefrom, which is claimed to be defective if, in the reasonable judgment of the Seller, the nature of the claimed defect requires technical investigation. Such return shall be subject to the provisions of Clause 12.1.6.2. Furthermore, the Seller and the Buyer will each have the right to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective.

12.1.7.4	Inhouse Warranty Claim Substantiation

Claims for Inhouse Warranty credit shall be filed within the time period set forth in 12.1.5 (ii) and shall contain the same information as that required for Warranty Claims under Clause 12.1.6.5 and in addition shall include:

a)	a report of technical findings with respect to the defect,

b)	for parts required to remedy the defect:

•	part numbers,

•	serial numbers (if applicable),

•	parts description,

•	quantity of parts,

•	unit price of parts,

•	related Seller’s or third party’s invoices (if applicable),

•	total price of parts,

c)	detailed number of labor hours,

d)	Inhouse Warranty Labor Rate,

e)	total claim value.

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12.1.7.5	Credit

The Buyer’s sole remedy and the Seller’s sole obligation and liability with respect to Inhouse Warranty Claims shall be the credit to the Buyer’s account of an amount [*]

12.1.7.6	Limitation

Except in any situation in which a replacement for any defective Warranted Part is unavailable for purchase by Buyer or is available for purchase by Buyer but cannot be timely delivered to Buyer in light of Buyer’s operational requirements (including without limitation, AOG), if the Buyer elects to repair or have repaired any Warranted Part, the Buyer will not be credited for repair costs (including labor and material) for any Warranted Part that exceed in the aggregate sixty-five per cent (65%) of the Seller’s then current catalogue price for a replacement of such defective Warranted Part. [*]

12.1.7.7	Scrapped Material

The Buyer shall retain any defective Warranted Part and any defective part removed from a Warranted Part during repair for a period of either [*] after submission of a claim for Inhouse Warranty credit relating thereto, whichever is longer. Such parts shall be returned to the Seller, [*] of receipt of the Seller’s request therefor, provided that the Buyer receives such request within such above described retention periods and prior to the Buyer’s receipt of written notice, if any, from the Seller that the requested Warranty Part may or should be scrapped.

Notwithstanding the foregoing, the Buyer may scrap any such defective parts, which are beyond economic repair and not required for technical evaluation locally, with the agreement of the Seller Representative(s).

Scrapped Warranted Parts shall be evidenced by a record of scrapped material certified by an authorized representative of the Buyer and shall be kept in the Buyer’s file for a least the duration of the applicable Warranty Period.

12.1.8	Standard Warranty in case of Pooling or Leasing Arrangements

Notwithstanding Clause 21.1, the warranties provided for in this Clause 12.1 for any Warranted Part shall accrue to the benefit of any airline in revenue service, other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airline and the Buyer (or any successor or assignee of the Buyer), in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to the extent permitted by any applicable law or regulations.

12.1.9	Warranty for Corrected, Replaced or Repaired Warranted Parts

Whenever any Warranted Part, which contains a defect for which the Seller is liable under Clause 12.1, has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, whichever the case may be, shall be the remaining portion of the original warranty [*].

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If a defect is attributable to a improper repair or improper installation by the Buyer, a Warranty Claim with respect to such defect will not be accepted, notwithstanding any subsequent correction or repair, and shall immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part. In such event, Seller shall reasonably justify to the Buyer its findings and conclusions.

12.1.10	Accepted Industry Standard Practices - Normal Wear and Tear

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with the Buyer’s Aviation Authority approved maintenance program and maintenance procedures and requirements and any other mandatory requirements issued by the Seller generally to all owners and operators of the Warranted part at issue, the Suppliers and the Propulsion Systems Manufacturer and all applicable rules, regulations and directives of the relevant Aviation Authorities.

The Seller’s liability under this Clause 12.1 shall not extend to normal wear and tear or to:

(i)	any Aircraft or component, equipment, accessory or part thereof, which has been repaired, altered or modified after Delivery, (except for any repair, alteration or modification made by the Seller or in a manner approved by the Seller);

(ii)	any Aircraft or component, equipment, accessory or part thereof, which Buyer has knowingly operated in a damaged state (other than in the case of operational necessity); or

(iii)	any component, equipment, accessory or part from which the trademark, part or serial number or other identification marks have been removed.

12.1.11	LIMITATION OF LIABILITY

THE SELLER SHALL NOT BE LIABLE FOR, AND THE BUYER SHALL INDEMNIFY THE SELLER AGAINST, ANY CLAIMS FROM ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF ANY WARRANTED PART UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1.7 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER.

12.2	Seller Service Life Policy

12.2.1	In addition to the warranties set forth in Clause 12.1, the Seller further agrees that should a Failure occur in any Item (as these terms are defined below) that did not result from an extrinsic force, then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 shall apply.

For the purposes of this Clause 12.2:

(i)	“Item” means any item listed in Exhibit “F”;

(ii)	“Failure” means a breakage or defect that can reasonably be expected to occur on a fleetwide basis and which materially impairs the utility of the Item.

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The Seller’s obligations under this Clause 12.2.1 are referred to as the “Service Life Policy”.

12.2.2	Periods and Seller’s Undertakings

The Seller agrees that if a Failure occurs in an Item prior to the [*] anniversary of the Delivery Date of the Aircraft on which such Item was originally installed, the Seller shall, at its discretion and as promptly as practicable and with the Seller’s financial participation as hereinafter provided, either:

•

design and furnish to the Buyer a correction for such Item having the Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts that are not integrated into the Item), or

•	replace such Item.

12.2.3	Seller’s Participation in the Costs

[*]

12.2.4	General Conditions and Limitations

12.2.4.1	The undertakings set forth in this Clause 12.2 shall be valid after the period of the Seller’s warranty applicable to an Item under Clause 12.1. During the Warranty Period, all Items will be covered by the provisions of Clause 12.1.

12.2.4.2	The Buyer’s remedies and the Seller’s obligations and liabilities under this Service Life Policy are subject to the following conditions:

(i)	the Buyer shall maintain log books and other historical records with respect to each Aircraft or Item, as applicable, reasonably adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the costs to be borne by the Seller in accordance with Clause 12.2.3;

(ii)	the Buyer shall keep the Seller reasonably informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded;

(iii)	the Buyer shall comply with the conditions of Clause 12.1.10;

(iv)	the Buyer shall implement specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller, as customarily provided for in the Seller’s maintenance manuals. Such programs shall be as compatible as possible with the Buyer’s operational requirements and shall be carried out at the Buyer’s expense. Reports relating thereto shall be regularly furnished to the Seller;

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(v)	the Buyer shall report any breakage or defect in a Item in writing to the Seller within sixty (60) days after such breakage or defect becomes apparent, if breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer shall have provided to the Seller with reasonably sufficient detail about the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3	Except as otherwise provided for in this Clause 12.2, any claim under this Service Life Policy shall be administered as provided for in, and shall be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4	In the event of the Seller having issued a Service Bulletin applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit to the Buyer free of charge or under a pro rata formula. If such a kit is so offered to the Buyer free of charge, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Clause 12.2 shall be subject to the Buyer incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller’s instructions, within a reasonable time.

12.2.4.5	THIS SERVICE LIFE POLICY IS NOT A WARRANTY, PERFORMANCE GUARANTEE, OR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART.

THE SELLER’S OBLIGATION HEREUNDER IS TO FURNISH ONLY THOSE CORRECTIONS TO THE ITEMS OR PROVIDE REPLACEMENTS THEREFOR AS PROVIDED FOR IN THIS CLAUSE 12.2.

THE BUYER’S SOLE REMEDY AND RELIEF FOR THE NON-PERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY SHALL BE IN THE FORM OF A CREDIT, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NON-PERFORMANCE IS RELATED.

12.3	Supplier Warranties and Service Life Policies

Prior to the Delivery of the first Aircraft, the Seller shall provide the Buyer with such warranties and service life policies that the Seller has obtained pursuant to the Supplier Product Support Agreements.

12.3.1	Definitions

12.3.1.1	“Supplier” means any supplier of Supplier Parts.

12.3.1.2	“Supplier Part” means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof and for which there exists a Supplier Product Support Agreement. However, the Propulsion Systems and Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by suppliers with whom the Seller has no existing enforceable warranty agreements are not Supplier Parts.

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12.3.1.3	“Supplier Product Support Agreement” means an agreement between the Seller and a Supplier containing, among other things, enforceable and transferable warranties and, in the case of landing gear suppliers, service life policies for selected structural landing gear elements.

12.3.2	Supplier’s Default

12.3.2.1	In the event any Supplier, under any warranty obtained by the Seller and transferred to the Buyer pursuant to the Supplier Product Support Agreement, defaults in the performance of any material obligation with respect thereto and the Buyer submits in reasonable time to the Seller reasonable evidence that such default has occurred, then Clause 12.1 shall apply to the extent the same would have been applicable had such Supplier Part been a Warranted Part, except that the Supplier’s warranty period as indicated in the Supplier Product Support Agreement shall apply.

12.3.2.2	In the event any Supplier, under any Supplier service life policy obtained by the Seller and transferred to the Buyer pursuant to the Supplier Product Support Agreement, defaults in the performance of any material obligation with respect thereto and the Buyer submits in reasonable time to the Seller reasonable evidence that such default has occurred, then Clause 12.2 shall apply to the extent the same would have been applicable had such Supplier Item been listed in Exhibit F, Seller Service Life Policy, except that the Supplier’s service life policy period as indicated in the Supplier Product Support Agreement shall apply.

12.3.2.3	If pursuant to Clause 12.3.2.1 or 12.3.2.2, a defect in a Supplier Part is corrected by the Seller, then at the Seller’s request, the Buyer shall assign to the Seller, and the Seller shall be subrogated to, all of the Buyer’s rights against the relevant Supplier with respect to and arising by reason of such default and shall provide reasonable assistance, provided the same is at not more than deminimus out of pocket cost to the Buyer, to enable the Seller to enforce the rights so assigned.

12.4	Interface Commitment

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (“Interface Problem”), the Seller shall, if so requested by the Buyer, and without charge to the Buyer, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend corrective action. The Buyer shall furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem and shall cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required.

At the conclusion of such investigation, the Seller shall promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action, including materials, if applicable.

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12.4.2	Seller’s Responsibility

If the Parties determine that the Interface Problem is primarily attributable to the design of a Warranted Part and Buyer has notified Seller of the problem within the Warranty Period for such Warranted Part, the Seller shall correct the design of such Warranted Part and either repair or replace the same in accordance with Clause 12.1 to the extent of the Seller’s obligation as defined in Clause 12.1.

12.4.3	Supplier’s Responsibility

If the Parties determine that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, reasonably assist the Buyer in pursuing any warranty claim the Buyer may have against the Supplier of such Supplier Part.

12.4.4	Joint Responsibility

If the Parties determine that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller shall, if so requested by the Buyer and without charge to the Buyer, use reasonable commercial efforts to provide a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved.

The Seller shall promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal shall be consistent with any then existing obligations of the Seller hereunder and of any such Supplier towards the Buyer. Such corrective action shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem unless (i) reasonably rejected by the Buyer in which case Seller will use its commercially reasonable efforts to determine an alternative corrective action taking into consideration the reasons for Buyer’s rejection or (ii) such corrective action fails to resolve the Interface Problem.

12.4.5	[*]

12.4.6	General

12.4.6.1	All requests under this Clause 12.4 shall be directed to the Seller.

12.4.6.2	Except as specifically set forth in this Clause 12.4, this Clause 12.4 shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Clause 12.

12.4.6.3	All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12 and Clause 22.12.

12.5	EXCLUSIVITY OF WARRANTIES

AS BETWEEN THE BUYER AND THE SELLER, THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER,

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WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)	ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(c)	LOSS OF PROFITS AND/OR REVENUES;

(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER

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AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 SHALL REMAIN IN FULL FORCE AND EFFECT.

THE ABOVE LIMITATION WILL NOT BE INTERPRETED TO IMPAIR THE EXPRESS CONTRACTUAL WARRANTIES OR GUARANTEES GRANTED TO THE BUYER ELSEWHERE UNDER THIS AGREEMENT OR TO RELIEVE THE SELLER OF ANY OF ITS EXPRESS CONTRACTUAL OBLIGATIONS UNDER THIS AGREEMENT. THIS CLAUE 12.5 SHALL NOT BE INTERPRETED TO IMPAIR ANY SELLER AFFILIATE OR ANY SUPPLIER.

FOR THE PURPOSE OF THIS CLAUSE 12.5, “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER AND ITS AFFILIATES EXCEPT FOR ANY AFFILIATE THAT IS A SUPPLIER AND IS PROVIDING A SEPARATE WARRANTY TO THE BUYER.

12.6	Duplicate Remedies

The remedies provided to the Buyer under Clause 12.1 and Clause 12.2 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer shall be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer shall not be entitled to elect a remedy under both Clause 12.1 and Clause 12.2 for the same defect. The Buyer’s rights and remedies herein for the non performance of any obligations or liabilities of the Seller arising under these warranties shall be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or non performance covered by this Clause 12, and the Buyer shall not have any right to require specific performance by the Seller.

12.7	Negotiated Agreement

The Buyer specifically recognizes that:

(i)	the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of aircraft used in public transportation and as such is a professional within the same industry as the Seller;

(ii)	this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

(iii)	the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the Exclusivity of Warranties by the Buyer set forth in Clause 12.5.

12.8	Disclosure to Third Party Entity

In the event of the Buyer intending to designate a third party entity (a “Third Party Entity”) to administer this Clause 12, the Buyer shall notify the Seller of such intention prior to any disclosure of this Clause to the selected Third Party Entity and shall cause such Third Party Entity to enter into a confidentiality agreement and or any other relevant documentation with the Seller solely for the purpose of administrating this Clause 12.

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12.9	Transferability

Notwithstanding the provisions of Clause 12.1.8 hereof and without prejudice to Clause 21.1, the Buyer’s rights under this Clause 12 shall not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent thereto, which shall not be unreasonably withheld, conditioned or delayed.

Any unauthorized assignment, sale, transfer, novation or other alienation of the Buyer’s rights under this Clause 12 shall be void and of no force and effect.

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13.	PATENT AND COPYRIGHT INDEMNITY

13.1	Indemnity

13.1.1	Subject to the provisions of Clause 13.2.3, the Seller shall indemnify the Buyer from and against any damages, costs and expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by (a) the Airframe or any part or software installed therein at Delivery or (b) any documentation, manuals, materials or training aids or software that are provided to the Buyer under this Agreement, of:

(i)	any British, French, German, Spanish or U.S. patent;

and

(ii)	any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that:

(1)	from the time of design of such Airframe, accessory, equipment or part and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or in the alternative,

(2)	from such time of design and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the International Convention for the Protection of Industrial Property of March 20, 1883 (“Paris Convention”);

and

(iii)	with respect to any claim of copyright infringement in respect of any documentation, manuals, materials, or training aids or associated software that are provided to the Buyer under this Agreement or any computer software installed on the Aircraft will be limited to infringements in countries which, at the time of infringement, are members of The Berne Union and, with respect to such software, recognise computer software as a “work” under the Berne Convention.

13.1.2	Clause 13.1.1 shall not apply to

(i)	Buyer Furnished Equipment or Propulsion Systems; or

(ii)	Supplier Parts; or

(iii)	software and Other Items (as defined below) unless such software or Other Items bear the copyright of the Seller.

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13.1.3	In the event that the Buyer is prevented from using the Aircraft or any other item described in Clause 13.1.1 (“Other Item”) or is required to pay any royalty or other amount to lawfully continue such use (whether by a valid judgement of a court of competent jurisdiction or by a settlement arrived at among the claimant, Seller and Buyer), the Seller shall at its expense either:

(i)	procure for the Buyer the right to use the same free of charge to the Buyer; or

(ii)	replace the infringing part, software or Other Item as soon as possible with a non-infringing substitute complying in all other respects with the requirements of this Agreement. [*]

13.2	Administration of Patent and Copyright Indemnity Claims

13.2.1	If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer shall:

(i)	promptly notify the Seller following the Buyer receiving notice of the same, giving particulars thereof to the extent known by the Buyer;

(ii)	upon the Seller’s request, furnish to the Seller all data, papers and records within the Buyer’s control or possession relating to the defense of such claim or suit;

(iii)	refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-Clause (iii) shall prevent the Buyer from paying such sums as may be required in order to obtain the right to use the Aircraft or the allegedly infringing part, software or Other Item, provided such payment, to the extent permitted by any applicable laws, is accompanied by a denial of liability and is made without prejudice;

(iv)	co-operate with, and render all such assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim provided the same is at no out-of-pocket cost to Buyer; and

(v)	act in such a way as to mitigate damages and / or to reduce the amount of royalties which may be payable as well as to minimise costs and expenses, but in each case only to the extent that doing so would not materially adversely affect the Buyer’s operations or result in any out-of-pocket costs to Buyer not indemnified by Seller.

13.2.2	The Seller may, upon commitment to the Buyer in writing that it will indemnify the Buyer as provided herein, assume and conduct the defense or settlement of any claim or suit in the manner that, in the Seller’s opinion, the Seller deems proper. In that event, the Seller shall be entitled either in its own name or on behalf of the Buyer to conduct such defense with the party or parties alleging infringement.

13.2.3	The Seller’s liability hereunder shall be conditional upon the full and timely compliance by the Buyer with the terms of this Clause 13 and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE

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BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRFRAME, PART OR SOFTWARE INSTALLED THEREIN AT DELIVERY, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE WILL REMAIN IN FULL FORCE AND EFFECT. THIS INDEMNITY AGAINST PATENT AND COPYRIGHT INFRINGEMENTS WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

13.3	Survivability

The provisions of this Clause 13 will, with respect to all delivered Aircraft and Other Items described in Clause 13.1.1, survive any termination of this Agreement.

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14.	TECHNICAL DATA AND SOFTWARE SERVICES

14.A	TECHNICAL DATA

14.B	SOFTWARE SERVICES

14.C	GENERAL PROVISIONS

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14A.	TECHNICAL DATA

14A.1	Scope

This Clause covers the terms and conditions for the supply of technical data (hereinafter “Technical Data”) and software services described hereunder (hereinafter “Software Services”) to support the Aircraft operation.

14A.1.1	The Technical Data shall be supplied in the English language using the aeronautical terminology in common use.

14A.1.2	Range, form, type, format, quantity and delivery schedule of the Technical Data to be provided under this Agreement are outlined in Exhibit G hereto.

14A.2	Aircraft Identification for Technical Data

14A.2.1	For those Technical Data that are customized to the Buyer’s Aircraft, the Buyer agrees to the allocation of fleet serial numbers (“Fleet Serial Numbers”) in the form of a block of numbers selected in the range from 001 to 999.

14A.2.2	The sequence shall not be interrupted unless two (2) different Propulsion Systems or two (2) different Aircraft models are selected.

14A.2.3	The Buyer shall indicate to the Seller the Fleet Serial Number allocated to each Aircraft corresponding to the delivery schedule set forth in Clause 9.1.1 [*]. Neither the designation of such Fleet Serial Numbers nor the subsequent allocation of the Fleet Serial Numbers to Manufacturer Serial Numbers for the purpose of producing customized Technical Data shall constitute any property, insurable or other interest of the Buyer in any Aircraft prior to the Delivery of such Aircraft as provided under this Agreement.

The customized Technical Data that are affected by this Clause 14A.2.3 are:

•	Aircraft Maintenance Manual,

•	Illustrated Parts Catalog,

•	Trouble Shooting Manual,

•	Aircraft Wiring Manual,

•	Aircraft Schematics Manual,

•	Aircraft Wiring Lists.

14A.3	Integration of Equipment Data

14A.3.1	Supplier Equipment

Information, including revisions, relating to Supplier equipment that is installed on the Aircraft at Delivery, or through Airbus Service Bulletins thereafter, by the Seller shall be introduced [*] into the initial issue of the customized Technical Data delivered for each Aircraft (the “Basic Issue”) to the extent necessary to understand the affected systems. Changes to Supplier equipment after issuance of each Basic Issue, except for changes to the Technical Data due to Seller’s Service Bulletins, will be for the responsibility of the Buyer.

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14A.3.2	Buyer Furnished Equipment

14A.3.2.1	The Seller shall introduce data relative to Buyer Furnished Equipment , for equipment that is installed on the Aircraft by the Seller on or prior to the Delivery (hereinafter “BFE Data”), into the customized Technical Data [*] for the Technical Data for each Basic Issue, provided such BFE Data is provided in accordance with the conditions set forth in Clauses 14A.3.2.2 through 14A.3.2.5.

14A.3.2.2	The Buyer shall supply the BFE Data related to Buyer Furnished Equipment to the Seller at least [*] before the scheduled delivery of the customized Technical Data.

14A.3.2.3	The BFE Data shall be supplied in English and shall be established in compliance with the then applicable revision of ATA iSpecification 2200 (iSpec 2200), Information Standards for Aviation Maintenance.

The Buyer and the Seller shall agree on the requirements for the provision to the Seller of BFE Data for “on-aircraft maintenance”, such as but not limited to timeframe, media and format in which the BFE Data shall be supplied to the Seller, in order to manage the BFE Data integration process in an efficient, expeditious and economic manner.

14A.3.2.4	The BFE Data shall be delivered in digital format (SGML) and/or in Portable Document Format (PDF), as agreed between the Buyer and the Seller.

14A.3.2.5	All costs related to the delivery to the Seller of the applicable BFE Data shall be borne by the Buyer.

14A.4	Supply

14A.4.1	Technical Data shall be supplied on-line and/or off-line, as set forth in Exhibit G hereto.

14A.4.2	The Buyer shall not receive any credit or compensation for any unused or only partially used Technical Data supplied pursuant to this Clause.

14A.4.3	Delivery

14A.4.3.1	For Technical Data provided off-line, such Technical Data and corresponding revisions shall be sent to [*] as indicated by the Buyer.

14A.4.3.2	In such case, the Seller shall deliver the Technical Data to the Buyer’s named place of destination [*].

14A.4.3.3	The Technical Data shall be delivered according to a mutually agreed schedule to correspond with Aircraft Deliveries. The Buyer shall provide no less than [*] notice when requesting a change to such delivery schedule.

14A.4.3.4	It shall be the responsibility of the Buyer to coordinate and satisfy local Aviation

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Authorities’ needs for Technical Data. In addition to the quantities defined in Exhibit G, reasonable quantities of such Technical Data shall be supplied by the Seller at no charge to the Buyer at the Buyer’s named place of destination.

14A.5	Revision Service

Unless otherwise specifically stated, revision service for the Technical Data shall be provided [*] (the “Revision Service Period”).

14A.6	Service Bulletins (SB) Incorporation

During the Revision Service Period and upon the Buyer’s request for incorporation of Seller Service Bulletin information into the Technical Data, such information shall be incorporated into the Technical Data provided that the Buyer notifies the Seller through the relevant AirbusWorld on-line Service Bulletin Reporting application that it intends to accomplish such Service Bulletin. The split effectivity for the corresponding Service Bulletin shall remain in the Technical Data until notification from the Buyer that embodiment has been completed on all of the Buyer’s Aircraft. The foregoing is applicable for Technical Data relating to maintenance only. For operational Technical Data either the pre or post Service Bulletin status shall be shown.

14A.7	Technical Data Familiarization

The Seller will provide, [*] to the Buyer, [*] of Technical Data familiarization training, [*] at the Seller’s Training Center or, at the Buyer’s request, at the Buyer’s facility. If such familiarization is conducted at the Buyer’s facility, [*].

14A.8	Customer Originated Changes (COC)

If the Buyer elects to include Buyer originated data (hereinafter “COC Data”) into any of the customized Technical Data that are identified as eligible for such incorporation in the Seller’s then current Customer Services Catalog, the Buyer shall notify the Seller of such election.

The incorporation of any COC Data shall be perfomed under the methods and tools for achieving such introduction and the conditions specified in the then current ANACS Customer Services Catalog.

COC Data will be developed by the Buyer according to the methods and tools for achieving such introduction issued by the Seller. The Buyer will ensure that any COC Data is in compliance with the requirements of the Buyer’s Aviation Authorities.

Except for any Seller induced errors to the COC Data during its incorporation into the Technical Data, any COC Data will be at the Buyer’s sole risk, and [*]

14A.9	AirN@v Services

14A.9.1	The Technical Data listed below shall be provided through an advanced consultation tool (hereinafter referred to as “AirN@v Services”). The applicable Technical Data are the following:

•	AirN@v / Maintenance,

•	AirN@v / Planning,

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•	AirN@v / Repair,

•	AirN@v / Workshop,

•	AirN@v / Associated Data,

•	AirN@v / Engineering.

14A.9.2	The licensing conditions for the use of AirN@v Services shall be as set forth in Part 1 of Exhibit I to the Agreement, “Licence for Use of Software”.

14A.9.3	The license to use AirN@v Services as described above shall be granted [*] for the Aircraft [*] the revisions of the affected Technical Data [*] in accordance with Clause 14A.5.

14A.10	On-Line Technical Data

14A.10.1	The Technical Data defined in Exhibit “G” as being provided on-line shall be made available to the Buyer through the Secure Area of the Airbus customer portal Airbus|World (“Airbus|World”), as further described in Part 2 of Exhibit I to the Agreement.

14A.10.2	Such provision shall be [*] the Buyer for the duration of the Revision Service Period.

14A.10.3	Access to AirbusWorld be subject to the “General Terms and Conditions of Access to and Use of Airbus|World” (hereinafter the “GTC”), as set forth in Part 4 of Exhibit I to this Agreement.

14A.10.4	The list of the Technical Data provided on-line may be extended from time to time.

For any Technical Data which is or becomes available on-line, the Seller and Buyer will decide together whether to suppress other formats for the concerned Technical Data.

14A.10.5	Access to the Secure Area shall be granted [*] the Buyer’s users (including one Buyer Administrator) for the Technical Data related to the Aircraft which shall be operated by the Buyer.

14A.10.6	For the sake of clarification, it is hereby specified that Technical Data accessed through AirbusWorld – which access shall be covered by the terms and conditions set forth in the GTC – shall remain subject to the conditions of this Clause 14A.

In addition, should the Secure Area provide access to Technical Data in software format, the use of such software shall be further subject to the conditions of Part 1 of Exhibit I to the Agreement.

14A.11	Exclusivity of Warranties

The Seller warrants that the Technical Data are prepared in accordance with the state of art at the date of their conception. Should any Technical Data prepared by the Seller contain non-conformity or defect, the sole and exclusive liability of the Seller shall be to take all reasonable and proper steps to correct such Technical Data. [*] The provisions of Clause 12.5 shall apply in their entirety to Technical Data.

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14A.12	Proprietary Rights

14A.12.1	All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data shall remain with the Seller and/or its Affiliates as the case may be.

These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14A.12.2	Whenever this Agreement and/or any Technical Data provides for manufacturing by the Buyer, the consent given by the Seller shall not be construed as express or implicit approval howsoever of either the Buyer or the manufactured products. In and of itself, the supply of the Technical Data shall not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof or spare part.

14B.	SOFTWARE SERVICES

14B.1	Performance Engineer’s Program

14B.1.1	In addition to the standard operational Technical Data provided under Clause 14A, the Seller shall provide to the Buyer the Performance Engineer’s Programs (“PEP”) for the Aircraft type covered under this Agreement. Such PEP is composed of software components and databases and its use is subject to the licence conditions set forth in Part 1 of Exhibit I to the Agreement, “Licence for Use of Software”.

14B.1.2	Use of the PEP shall be limited to [*] copies to be used on such number of the Buyer’s computers as determined by Buyer for the purpose of computing performance engineering data. The PEP is intended for use on ground only and shall not be embarked on board the Aircraft. The Seller will provide [*] in respect of the PEP.

14B.1.3	The licence to use the PEP and the revision service shall be provided [*].

At the end of such PEP Revision Service Period, the above shall be provided to the Buyer at the standard commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14C.	GENERAL PROVISIONS

14C.1	Future Developments

The Seller continuously monitors technological developments and applies them to data, document and information systems’ production and methods of transmission.

The Seller shall inform the Buyer in due time of such new developments and their application and of the date by which the same shall be implemented by the Seller. The Buyer agrees to consider in good faith any such new development and whether Buyer desires to utilize the same in light of the implementation costs, systems capabilities and other circumstances unique to Buyer’s environment.

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14C.2	Confidentiality

14C.2.1	The Technical Data, the Software Services and their content are designated as confidential. All such Technical Data and Software Services are provided to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller save as permitted therein or otherwise pursuant to any government or legal requirement imposed upon the Buyer.

14C.2.2	In the event the Seller authorizes, upon Buyer’s request, the disclosure of any Technical Data or Software Services to third parties either under this Agreement or by an express prior written authorization, the Buyer will undertake to cause such third party to agree to be bound by the same conditions and restrictions as apply to the Buyer with respect to the confidentiality of the disclosed Technical Data or Software Services.

14C.2.3	Specifically, in the event the Buyer designates a maintenance and repair organization (MRO) to perform the maintenance of the Aircraft, the Buyer shall notify the Seller of such designation prior to any disclosure of this Clause and/or the Technical Data and/or the Software Services to the selected MRO and shall cause such MRO to (i) enter into a confidentiality agreement with the Seller in form and substance reasonably satisfactory to the Seller and the MRO and, in the case of Software Services, appropriate licensing conditions reasonably satisfactory to the Seller and the MRO, and (ii) commit to use such Technical Data and Software Services solely for the purpose of maintaining the Buyer’s Aircraft.

14C.3	Transferability

Without prejudice to Buyer’s rights to assign this Agreement under Clause 21.1, the Buyer’s rights under this Clause 14 shall not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent thereto, which shall not be unreasonably withheld, conditioned or delayed.

Any unauthorized assignment, sale, transfer, novation or other alienation of the Buyer’s rights under this Clause 14 shall be null and void.

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15.	SELLER REPRESENTATIVES

The Seller shall [*] to the Buyer the services described in this Clause 15, at the Buyer’s main base or at other locations to be mutually agreed.

15.1	Customer Support Director

The Seller shall provide the services of [*] customer support [*] (each a “Customer Support Director”) or similar function, based at one of the Seller’s offices (in Toulouse, France, Herndon, or Virginia, U.S.A., as applicable) to coordinate customer support matters between the Seller and the Buyer after signature of this Agreement, for as long as at least [*] Aircraft is operated by the Buyer.

15.2	Customer Support Representative(s)

15.2.1	The Seller shall provide [*] to the Buyer the services of Seller customer support representative(s), as defined in Appendix A to this Clause 15 (each a “Customer Support Representative”), at the Buyer’s main base or such other locations as the parties may agree. The services of Customer Support Representative(s) will commence at or about the delivery of the first Aircraft.

15.2.2	Spare Parts Representative

The Seller shall provide [*] to the Buyer the services of [*] Seller spare parts representative, for the duration specified in Appendix B to this Clause 15, to assist the Buyer with the planning, receipt and follow-up of its initial provisioning orders as well as to generally liaise between the Buyer and the Seller in any matters related to Material (the “Spare Parts Representative”).

15.2.3	For the purposes of this Clause 15, the Customer Support Representatives and the Spare Parts Representative(s) as defined above are individually and collectively referred to as “Seller Representatives”.

15.2.4	In providing the services as described hereabove, any Seller’s employees, including specifically Seller Representatives, or any Seller employee(s) providing services to the Buyer hereunder, are deemed to be acting in an advisory capacity only and at no time shall they be deemed to be acting or have the authority to act as Buyer’s employees or agents, either directly or indirectly, and shall not hold themselves out as having any such authority. The Seller shall ensure that each Seller Representative agrees, for the Buyer’s benefit, to maintain as confidential and proprietary such information to which such Seller Representative has access during the course of providing services to Buyer under this Agreement.

15.2.5	The Seller shall provide to the Buyer an annual written accounting of the consumed man-months and any remaining man-month balance from the allowance defined in Appendices A and B, respectively in this Clause 15. Such accounting shall be deemed final and accepted by the Buyer unless the Seller receives written objection from the Buyer within [*] of Buyer’s receipt of such accounting.

15.2.6	In the event of a need for non-routine or Aircraft On Ground (“AOG”) technical assistance after the end of the assignment referred to in Appendices A and B, respectively to this Clause 15 or at any time during such assignment when any of Seller Representatives assigned to Buyer is unavailable, the Buyer shall [*]:

a)	AIRTAC (Airbus Technical AOG Center);

b)	The Seller Representative network. A list of contacts of the Seller Representatives shall be provided to the Buyer.

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As a matter of reciprocity, the Seller Representative shall, during his assignment to the Buyer, be permitted to provide similar assistance to another airline, provided however that the Buyer’s requirements shall receive priority, Seller shall ensure that each Seller Representative is obligated to, for the Buyer’s benefit, maintain as confidential the Buyer’s confidential and proprietary information to which such Seller Representative has access during the course of providing services to the Buyer under this Agreement.

15.2.7 Should the Buyer request Seller Representative services exceeding the allocation specified in Appendices A and B, respectively to this Clause 15, the Seller may provide such additional services subject to terms and conditions to be mutually agreed.

15.2.8	The Seller shall cause similar services to be provided by representatives of the Propulsion Systems Manufacturer and Suppliers, when requested by Buyer and necessary for Buyer’s operations, as determined at Buyer’s discretion.

15.3	Buyer’s Support

15.3.1	From the date of arrival of the first Seller Representative and for the duration of the assignment, the Buyer shall provide [*] a suitable lockable office, conveniently located with respect to the Buyer’s maintenance facilities, with office furniture including telephone, internet, email and facsimile connections for the sole use of the Seller Representative(s) for business purposes relating to the performance of his/her obligations under this Agreement. All related communication costs [*]

15.3.2	[*]

15.3.3	[*]

15.3.4	Should the Buyer request any Seller Representative referred to in Clause 15.2 above to travel on business to a city other than his usual place of assignment, the Buyer shall be responsible for all related transportation costs and expenses.

15.3.5	Buyer shall have free of charge access to the Seller Representative network to cover the period [*].

15.3.6

If the Seller has taken all reasonable actions to fulfil the requirements of the applicable civil authorities of Buyer’s country necessary to permit the Seller Representative to work and live in Buyer’s country and is nonetheless unable to obtain such permission for reasons that are not personal and specific to such Seller Representative, the Seller’s obligation to provide a Seller Representative to the Buyer in Buyer’s country under Clause 15.2.1 shall be suspended (the “Suspension”). In the event that such permission is denied to such Seller

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Representative for reasons personal and specific to such Seller Representative, the Seller shall provide a substitute Seller Representative without such disqualifying attributes. The Suspension shall terminate upon any change in laws, rules or regulations that would allow a Seller Representative to enter into Buyer’s country.

If it is required by the civil authorities in Buyer’s country that the Buyer provide any documentation or take other action to obtain the permits or authorizations necessary for the Seller’s Representative to work and live in the Buyer’s country, then Buyer shall provide the same so long as it is at no out-of-pocket cost to the Buyer. If Buyer fails to provide the assistance required under this paragraph, then (i) Seller’s obligation to provide a Seller Representative to Buyer shall be suspended during any period that the Seller Representative is denied the right to work and live in the Buyer’s country as a result of such failure and (ii) [*].

15.4	Withdrawal of the Seller Representative

The Seller shall have the right upon written notice to and consultation with the Buyer to withdraw its assigned Seller Representatives as it sees fit if conditions arise, which are, in the Seller’s reasonable opinion, dangerous to their safety or health or prevent them from fulfilling their contractual tasks. In the event that the Seller withdraws its assigned Seller Representative under this Clause 15.4, Seller shall provide Buyer free of charge access to the Seller Representative network. Seller shall restore the withdrawn Seller Representatives to their previous locations within Buyer’s country promptly following cessation of the conditions leading to their withdrawal.

If a Seller Representative is withdrawn from Buyer’s country under this Clause 15.4, the Buyer and Seller will agree on an alternative support solution to cover for the absence of the on-site Seller Representative and on the manner on which the man-months allocated for Seller Representative services will be adjusted and applied to the period during which such alternative support solution is provided.

15.5	Indemnities

INDEMNIFICATION PROVISIONS APPLICABLE TO THIS CLAUSE 15 ARE SET FORTH IN CLAUSE 19.

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APPENDIX A TO CLAUSE 15

CUSTOMER SUPPORT REPRESENTATIVE ALLOCATION

The Customer Support Representative allocation provided to the Buyer pursuant to Clause 15.2 is defined hereunder.

1	The Seller shall provide to the Buyer a [*] Customer Support Representative services at the Buyer’s main base or at other locations to be mutually agreed.

2	For the sake of clarification, such Customer Support Representatives’ services shall include initial Aircraft Entry Into Service (EIS) assistance and sustaining support services.

3	The number of the Customer Support Representatives assigned to the Buyer at any one time shall be mutually agreed, [*] Customer Support Representatives present at Buyer’s site at any one time.

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APPENDIX B TO CLAUSE 15

SPARE PARTS REPRESENTATIVE ALLOCATION

Pursuant to Clause 15.2.2 of the Agreement, the Seller shall provide to the Buyer [*] Spare Parts Representative services at the Buyer’s main base or at other locations to be mutually agreed.

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16.	TRAINING AND TRAINING AIDS

16.1	General

16.1.1.	This Clause 16 covers the terms and conditions for the supply of training support and services for the Buyer’s personnel to support the Aircraft operation.

16.2	Scope

16.2.1	The range and quantity of training support and services to be provided [*] under this Agreement are covered in Appendix A to this Clause 16. The Seller will arrange availability of such training support and services in relation to the delivery schedule for the Aircraft set forth in Clause 9.1.1.

Scheduling of training courses covered in Appendix A shall be mutually agreed during a training conference (the “Training Conference”) that shall be held no later than nine (9) months prior to Delivery of the first Aircraft.

16.2.2	The training courses, defined in Appendix A to this Clause 16, will be provided [*].

16.2.3	In the event that the Buyer should use none or only part of the training support and services to be provided pursuant to this Clause, no compensation or credit of any sort will be provided.

16.3	Training Organization / Location

16.3.1	The Seller will provide the training at the Airbus Training Center in Miami, Florida (the “Seller’s Training Center”) unless the particular training is not offered at the Seller’s Training Center in which case the training will be provided at an affiliated training center in the Americas or western Europe.

16.3.2	If unavailability of facilities or scheduling difficulties make training by the Seller impractical at the training centers referenced in Clause 16.3.1, the Seller will ensure that the Buyer is provided the training support described in this Clause 16 at locations other than those named in Clause 16.3.1.

16.3.3	Upon the Buyer’s request the Seller may also provide certain training at a location other than the Seller’s Training Centers, including one of the Buyer’s bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In this event, all additional charges listed in Clause 16.6.2 will be borne by the Buyer.

16.3.4	If the Buyer requests a Seller approved course at a location as indicated in Clause 16.3.3, the Buyer shall, as necessary and in due time prior to the performance of such training, provide access to the training facilities set forth in Clause 16.3.3 to the Seller’s and the Aviation Authority’s representatives for approval of such facilities. Seller will not be required to provide training at any training facility not reasonably satisfactory to Seller.

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16.4	Training Courses

16.4.1	Training courses, as well as the minimum and maximum numbers of trainees per course provided for the Buyer’s personnel, are defined in the applicable training course catalog published by the Seller the “Customer Services Catalog”) and will be scheduled as mutually agreed upon during a training conference (the “Training Conference”).

16.4.2	The following terms will apply when training is performed by the Seller:

(i)	Subject to 16.4.2(ii) below, training courses will be standard Airbus courses as described in the Seller Customer Services Catalog valid at the time of execution of the course. The Seller will be responsible for all training course syllabi, training aids and training equipment (not to include aircraft) necessary for the organization of the training courses.

(ii)	Where the Seller agrees to perform training using Buyer’s standard courses, Buyer will be responsible for taking all steps necessary to assure approval by applicable Aviation Authorities of such training (including any needed approvals of specific Seller instructors).

(iii)	The training curricula and the training equipment used for flight crew, cabin crew and maintenance training will not be fully customized but will be configured in order to obtain the relevant Aviation Authority’s approval and to support the Seller’s training programs. Notwithstanding the foregoing, the training curricula used for training performed under such circumstances shall enumerate any differences that exist between the non-customized material and Buyer’s detailed specification.

(iv)	Training data and documentation necessary for training detailed in Appendix A to this Clause 16 will be [*] and will not be revised. Training data and documentation will be marked “FOR TRAINING ONLY” and as such will be supplied for the sole and express purpose of training.

(v)	Upon the request of the Buyer [*], the Seller will collect and pack for consolidated shipment to the Buyer’s facility, all training data and documentation of the Buyer’s trainees attending training at the Seller’s Training Center. This training data and documentation will be delivered [*]. It is understood that title to and risk of loss of the training data and documentation will pass to the Buyer [*].

16.4.2.1	Should the Buyer wish to exchange any of the training courses provided under Appendix A hereto, the Buyer shall place a request for exchange to this effect with the Seller. The Buyer may exchange, subject to the Seller’s confirmation, the training allowances granted under Appendix A of the present Agreement as follows:

(i)	flight operations training courses as listed under Article 1 of Appendix A against any flight operations training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request;

(ii)	maintenance training courses as listed under Article 3 of Appendix A against any maintenance training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request;

(iii)	should any one of the allowances granted thereunder (flight operations or maintenance) have been fully drawn upon, the Buyer shall be entitled to exchange flight operations or maintenance training courses as needed against the remaining allowances.

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The exchange value shall be based on the Seller’s “Training Course Exchange Matrix” applicable at the time of the request for exchange and which shall be provided to the Buyer at such time.

It is understood that the above shall apply to the extent that training allowances granted under Appendix A remain in credit to the full extent necessary to perform the exchange.

All requests to exchange training courses shall be submitted by the Buyer with a minimum of [*] prior notice. The requested training shall be subject to the Seller’s then existing planning constraints.

16.4.3.1	If the Buyer decides to cancel fully or partially or reschedule, a training course, a minimum advance notification of at least [*] calendar days prior to the relevant training course start date is required.

16.4.3.2	If such notification is received by the Seller or ANACS less than [*] but more than [*] calendar days prior to such training, a cancellation fee corresponding to [*] of such training will be deducted from the training allowance defined in Appendix A to the extent sufficient allowance then remains, with any balance invoiced at the price corresponding to such training in the then current ANACS Customer Services Catalog.

16.4.3.3	If such notification is received by the Seller less than [*] calendar days prior to such [*] of such training will be deducted from the training allowance defined in Appendix A to the extent sufficient allowance then remains, with any balance invoiced at the price corresponding to such training in the then current ANACS Customer Services Catalog.

16.4.3.4	[*]

16.4.4	In fulfillment of its obligation to provide training courses, when ANACS performs the training courses, it will deliver to the trainees a certificate of completion (each a “Certificate”) at the end of any such training course. A Certificate does not represent authority or qualification by any official Aviation Authorities but may be presented to such officials in order to obtain relevant formal qualification.

If training is provided by a training provider other than ANACS that is selected by the Seller, the Seller will cause such training provider to deliver a Certificate at the end of any such training course. Such Certificate will not represent authority or qualification by any official Aviation Authority but may be presented to such officials in order to obtain relevant formal qualification.

16.5	Prerequisites and Conditions

16.5.1	Training will be conducted in English and all training aids are written in English using common aeronautical terminology. Trainees must have the prerequisite experience as defined in Appendix B to this Clause 16.

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All training courses conducted pursuant to this Clause 16 are “Standard Transition Training Courses” and not “Ab Initio Training Courses.”

The Buyer will be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.5.2.1	The Buyer will provide the Seller with an attendance list of the trainees for each course with the validated qualification of each trainee. The Seller reserves the right to verify the trainees’ proficiency and previous professional experience. The Seller will in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training services provided.

16.5.2.2	The Buyer will also complete and provide to the Seller the “Airbus Pre-Training Survey” detailing the trainees’ associated background at the time of reservation of the training course and in no event any later than [*] calendar days prior to the start of the training course. If the Buyer makes a change to the attendance list pursuant to Clause 16.5.2.1 the Buyer will immediately inform the Seller thereof and send to the Seller an updated Airbus Pre-Training Survey reflecting such change. No such changes will be accepted less than [*] days prior to the beginning of the Training Course

16.5.3	Upon the Buyer’s request, the Seller may be consulted to direct trainee(s) not having the required prerequisites through a relevant entry level training program, which will be at the Buyer’s charge, and, if necessary, to coordinate with competent outside organizations for this purpose. Such consultation will be held during the Training Conference.

If the Seller should determine that a trainee lacks the required entry level training, such trainee will, following consultation with the Buyer, be withdrawn from the program or, at the Buyer’s request, be directed to a relevant entry level training program, which shall be at the Buyer’s expense. Buyer shall be entitled to provide a substitute trainee (satisfying the requisite entry level training) for the trainee so withdrawn provided such substitution occurs prior to the commencement of the applicable training course. In such event, the Buyer shall not be required to pay any cancellation fee pursuant to Clause 16.4.3.2 or Clause 16.4.3.3 in respect of such withdrawal. In all other cases, upon such withdrawal, the Seller will deduct the corresponding allowance from the total allowance for the applicable training in accordance with the provisions set forth in Clause 16.4.3.2 or Clause 16.4.3.3.

16.5.4	The Seller will in no case, warrant or otherwise be held liable for any trainee’s performance as a result of any training provided.

16.6	Logistics

16.6.1	Trainees

16.6.1.1	When training is done at the Airbus Training Center in Miami, Florida, the Seller will provide a free-of-charge rental car for all of the Buyer’s trainees for the duration of the training course on the basis of [*] rental car per [*] maintenance, operations and cabin attendant trainees and [*] rental car per [*] flight crew.

The Seller will provide rental cars with unlimited mileage, and the Buyer will pay for gas, and fines, if any. However, the Buyer will indemnify and hold the Seller harmless from and against all liabilities, claims, damages, costs and expenses for any injury to or death of any of the Buyer’s trainees occasioned during the course of such transportation.

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16.6.1.2	When training is done at the Airbus Training Center in Blagnac, France, the Seller will provide [*] local transportation by bus for the Buyer’s trainees to and from designated pick- up points and the training center.

16.6.1.3	Living expenses for the Buyer’s trainees will be borne by the Buyer. Seller shall cooperate in good faith with Buyer to find suitable accommodations for Buyer’s trainees and, when applicable and possible, shall pass to Buyer any volume discounts the Seller may obtain from local lodging facilities.

16.6.2	Training at External Location

16.6.2.1	Seller’s Instructors

If at the Buyer’s request pursuant to Clause 16.3.3, training is provided by the Seller’s instructors at any location other than the Seller’s Training Centers, the Buyer will, subject to Clause 16.6.2.5, reimburse the Seller for all the expenses, as provided below in Clauses 16.6.2.2, 16.6.2.3 and 16.6.2.4 related to the assignment of such instructors and their performance of the duties as aforesaid.

16.6.2.2	Living Expenses for the Seller’s Instructors

Such expenses, covering the entire period from day of assignment to day of return to the Seller’s base, will include but will not be limited to lodging, food and local transportation to and from the place of lodging and the training course location. The Buyer will reimburse the Seller for such actual expenses.

16.6.2.3	Air Travel

The Buyer will, at Buyer’s election, either provide or reimburse the Seller for the transportation costs of the Seller’s instructors performing such training in confirmed business class (for international travel) or in confirmed coach class (for domestic travel), to and from the Buyer’s designated training site and the Seller’s Training Center. When the training date is known to Seller [*] days in advance, Seller shall cause any air transportation tickets for travel relating to such training that are not being provided by the Buyer to be purchased not less than [*] days in advance of the travel date. Seller will cause its instructors to fly on Buyer’s aircraft whenever possible.

16.6.2.4	Training Material

The Buyer will reimburse the Seller for the cost of shipping the training material needed to conduct such courses.

16.6.2.5	Transportation Failure

If there is a delay in or failure of transportation of Seller’s instructors or the training materials that results in the delay or cancellation of any training, then neither Buyer nor Seller shall be liable to the other for, and each party waives and releases any claims against the other with respect to, any costs or expenses associated with such delayed or cancelled training including, without limitation, any amounts pursuant to Clause 16.4.3.2, or Clause 16.4.3.3.

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16.6.2.6	Training Equipment Availability

Training equipment necessary for course performance (i.e., video projectors, printers, etc.) at any course location other than the Seller’s Training Centers or the facilities of a training provider selected by the Seller will be made available by the Buyer in accordance with the Seller’s specifications.

16.7	Flight Operations Training

16.7.1	Flight Crew Training Course

16.7.1.1	The Seller will perform a flight crew training course program, as defined in Appendix A to this Clause 16, for the Buyer’s flight crews. A flight crew will consist of two (2) crew members who shall be either captains or first officers. Except for in-flight training, for which the Buyer’s customized Flight Crew Operating Manual will be used, the training manual used for all flight crew training courses will be the Seller’s Flight Crew Operating Manual. If the Seller agrees to use the Buyer’s Flight Crew Operating Manual for other flight crew training, the Buyer will be responsible for obtaining any necessary approvals required by applicable Aviation Authorities and for any costs associated therewith, including time spent by any Seller instructor to achieve such approvals.

16.7.1.2	The Buyer will use its delivered Aircraft, or any other aircraft of the same type that Buyer operates, for any required in-flight training and will pay all costs associated with such use. [*]

16.7.1.3	In all cases, the Buyer will bear the expenses of fuel, oil and landing fees.

16.7.2	Flight Crew Line Initial Operating Experience

16.7.2.1	In order to assist the Buyer with initial operating experience after Delivery of the first Aircraft, the Seller will provide to the Buyer pilot instructor(s) as defined in Appendix A to this Clause 16.

Should the Buyer request, subject to the Seller’s consent, such Seller pilot Instructors to perform any other flight support during the flight crew line initial operating period, such as but not limited to line assistance, demonstration flight(s), ferry flight(s) or any flight(s) required by the Buyer during the period of entry into service of the Aircraft, it is understood that such flight(s) shall be deducted from the flight crew line initial operating experience allowance set forth in Appendix A hereto.

It is hereby understood by the Parties that the Seller’s pilot Instructors shall only perform the above flight support services to the extent they bear the relevant qualifications to do so.

16.7.2.2	In addition to the number of pilots specified in Appendix A attached hereto, the Seller may provide pilot instructors, at the Buyer’s expense and upon conditions to be mutually agreed.

16.7.2.3	Prior to any flight training to be performed by the Seller on the Buyer’s Aircraft, the Buyer will provide to the Seller a copy of the certificate of insurance as requested in Clause 19.

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16.7.3	Instructor Cabin Attendants’ Familiarization Course

The Seller will provide cabin attendants training in accordance with Appendix A to this Clause 16. The instructor cabin attendants’ course when incorporating the features of the Aircraft, will be given no earlier than (2) weeks before the Delivery Date of the first Aircraft.

16.7.4.1	Performance / Operations Course

The Seller will provide the performance/operations training defined in Appendix A to this Clause 16 for the Buyer’s personnel.

The available courses are listed in the Seller’s applicable ANACS Training Courses Catalog.

16.7.5	Airbus Pilot Instructor Course (APIC)

The Seller shall provide Airbus Pilot Instructor Course (APIC) training for the Buyer’s flight crew instructors, as defined in Appendix A to this Clause 16.

This course provides the Buyer’s pilots and/or instructors with the training in both flight-instruction and synthetic-instruction required in order to enable them to instruct on Airbus aircraft.

16.8	Maintenance Training

16.8.1.1	The Seller will provide maintenance training for the Buyer’s ground personnel as defined in Appendix A to this Clause 16.

The available courses are listed in the Seller’s applicable Training Course Catalog.

16.8.1.2	Practical Training on Aircraft

In the event of practical training on aircraft (“Practical Training”) being requested by the Buyer, the Seller will assist in organizing such Practical Training at a third party’s facilities or on Buyer’s aircraft, without however guaranteeing the availability of any other airline’s facilities.

If the Buyer wishes to perform Practical Training at a third party facility without requiring a formal FAR – Part 147 (or equivalent or other applicable Aviation Authority) certificate, the Seller may assist the Buyer in organizing such Practical Training as set forth above.

In the event of the Buyer requiring a full FAR – Part 147 (or equivalent or other applicable Aviation Authority) certificate from the Seller, the Practical Training shall be conducted by the Seller in an FAR – Part 147 facility approved and selected by the Seller.

In the event of the Buyer requiring such Practical Training to be conducted at the Buyer’s FAR – Part 145 (or equivalent or other applicable Aviation Authority) approved facilities, such training shall be subject to prior approval by the Seller of the facilities at which the Practical Training is to be conducted.

The provision of a Seller Instructor for the Practical Training shall be deducted from the trainee days allowance defined in Appendix A to this Clause 16, subject to the conditions detailed in Paragraph 3.2 thereof.

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The Buyer shall reimburse to the Seller the expenses for said Seller Instructor(s) in accordance with Clause 16.5.2.

16.8.2	Line Maintenance Initial Operating Experience Training

In order to assist the Buyer during the entry into service of the Aircraft, the Seller will provide to the Buyer maintenance instructor(s) at the Buyer’s base as defined in Appendix A to this Clause 16. The maximum number of instructors to be assigned to Buyer’s base at one time will be [*].

16.8.2.1	This line maintenance initial operating experience training will cover training in handling and servicing of Aircraft, flight crew and maintenance coordination, use of Technical Data and/or any other activities that may be deemed necessary after Delivery of the first Aircraft.

16.8.2.2	The Buyer will reimburse the expenses for Seller’s maintenance instructor(s) providing services to Buyer hereunder, including without limitation, those specified in Appendix A attached hereto, in accordance with Clause 16.6.2.

16.9	Supplier and Propulsion System Manufacturer Training

Upon the Buyer’s request, the Seller will provide [*] to the Buyer a list of the maintenance and overhaul training courses provided by major Suppliers and the applicable Propulsion Systems Manufacturer on their products.

Seller will assist the Buyer to obtain from the Suppliers and the Propulsion System Manufacturer maintenance and overhaul training on their products at appropriate times.

16.10	Training Aids for the Buyer’s Training Organization

The Seller will provide access to the Buyer the Airbus Computer Based Training (the “Airbus CBT”), training aids, while used in the Seller’s Training Centers together with the Virtual Aircraft walk around component, subject to Buyer’s execution of appropriate agreements for the license and use of such Airbus CBT and Virtual Aircraft. The Seller will Deliver the Airbus CBT, training aids and Virtual Aircraft, at a date to be mutually agreed during the Training Conference

The items supplied to the Buyer pursuant to Clause 16.10.1 shall be delivered [*]. Title to and risk of loss of said items will pass to the Buyer upon receipt thereof.

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APPENDIX “A” TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of firmly ordered ) [*] Aircraft, unless otherwise specified.

The contractual training courses defined in this Appendix A shall be provided up to [*].

1.	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training (standard transition course or cross crew qualification (CCQ) as applicable)

The Seller shall provide flight crew training (standard transition course or CCQ as applicable) [*] of the Buyer’s flight crews per firmly ordered Aircraft.

1.2	Flight Crew Line Initial Operating Experience

The Seller shall provide to the Buyer pilot Instructor(s) [*] for a period [*] pilot Instructor months.

1.2.1	The maximum number of pilot Instructors present at any one time at Buyer’s facilities shall be limited to [*] pilot Instructors; except that with respect to pilot training relating to the first Aircraft the number of pilot instructors present at one time at Buyer’s facilities shall be limited to [*].

1.3	Instructor Cabin Attendants’ Familiarization Course

The Seller shall provide to the Buyer instructor cabin attendants’ training [*] for [*] of the Buyer’s instructor cabin attendants.

1.4	Performance / Operations Course(s)

1.4.1	The Seller shall provide to the Buyer [*] trainee days of performance / operations / dispatch training [*] for the Buyer’s personnel.

1.4.2	The above trainee days shall be used solely for the performance/operations training courses as defined in the Seller’s applicable Training Course Catalog.

1.5	Airbus Pilot Instructor Course (APIC)

The Seller shall provide to the Buyer transition Airbus Pilot Instructor Course (APIC) training (transition or CCQ, as applicable) [*] for [*] of the Buyer’s flight instructors, such that the Buyer’s flight instructors will be authorized to provide training on the A320 family aircraft and the A330 aircraft subject to local Aviation Authority approval.

2.	MAINTENANCE TRAINING

2.1	Maintenance Training Courses

2.1.1	The Seller shall provide to the Buyer [*] trainee days of maintenance training [*] for the Buyer’s personnel.

2.1.2	The above trainee days shall be used solely for the maintenance training courses as defined in the Seller’s applicable Training Courses Catalog.

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2.1.3	Within the trainee days allowance in Paragraph 2.1.1 above, the number of Engine Run-up courses shall be limited to [*] course for [*] trainees per firmly ordered Aircraft and to a maximum of [*] courses in total.

2.2	Line Maintenance Initial Operating Experience Training

The Seller shall provide to the Buyer [*] maintenance Instructor(s) weeks (1 week corresponding to 7 calendar days) at the Buyer’s base [*] in either Airframe, Electronics/Avionics or Powerplants, up to the “A” check.

3.	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

3.1	For instruction at the Seller’s Training Centers or affiliated training centers: [*] of instruction for One (1) trainee equals One (1) trainee day. The number of trainees originally registered at the beginning of the course shall be counted as the number of trainees to have taken the course.

3.2	For instruction outside of the Seller’s Training Centers: [*] of instruction for one (1) trainee equals One (1) training day.

For maintenance training courses, the Buyer will be charged for a minimum of [*] training days notwithstanding that fewer than [*] trainees are actually in attendance.

3.3	For structure training courses, the Buyer will be charged for a minimum of [*] trainee days (notwithstanding that fewer than [*] trainees are actually in attendance) and a maximum of [*] trainee days (notwithstanding that fewer than [*] trainees are actually in attendance).

For the avoidance of doubt, Buyer will not be charged for any training provided by Seller to any Aviation Authority personnel.

In the event of training being provided outside of the Seller’s Training Centers specifically at the Seller’s request, Paragraph 3.1 hereabove shall be applicable to the trainee days accounting for such training.

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APPENDIX “B” TO CLAUSE 16

MINIMUM RECOMMENDED QUALIFICATION

IN RELATION TO TRAINING REQUIREMENTS

The prerequisites listed below are the minimum recommended requirements specified for Airbus training. If the appropriate Aviation Authority or the specific airline policy of the trainee demand greater or additional requirements, they shall apply as prerequisites.

FLIGHT CREW Standard Transition Courses

Captain prerequisites :

•	Previously qualified on FAR or EASA or CS 25 aircraft and commercial operations

•	Valid and Current Airline Transport Pilot License (ATPL)

•	Previous command experience

•	Fluency in English (able to write, read and communicate at an adequately understandable level in English language)

•	Jet experience

•	Flight time :

•	1 500 hours as pilot

•	1 000 hours on FAR or EASA or CS 25 aircraft

•	200 hours experience as airline, corporate or military transport pilot

First Officer prerequisites :

•	Previously qualified on FAR or EASA or CS 25 aircraft and commercial operations

•	Aircraft and commercial operations valid and current CPL (Commercial pilot license) with Instrument rating,

•	Fluency in English (able to write, read and communicate at an adequately understandable level in English language)

•	Jet experience

•	Flight time :

•	500 hours as pilot

•	300 hours on FAR/EASA/CS 25 aircraft

•	200 hours experience as airline, corporate or military transport pilot

If the Trainee does not speak English or is not fluent enough to follow the Standard Transition course, he shall follow the Adapted language transition and provide a translator as indicated by the Seller.

If no Jet experience, both CAPTAIN and/or FIRST OFFICER must follow, before entering the transition course, a dedicated “Jet Familiarization entry level course”. Such course(s), if required, shall be at the Buyer’s expense.

First type rating course

This course is designed for Ab initio pilots who do not hold an aircraft type rating on their pilot license

Pilot prerequisites

•	Valid and current CPL (commercial pilot license)

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•	Valid and current Instrument Rating on multi engine aircraft.

•	ATPL written examination

•	Fluency in English (able to write, read and communicate at an adequately understandable level in English language) (minimum :ICAO level 4)

•	Flight experience:

•	220 hours as pilot

•	100 hours as pilot in command (PIC)

•	25 hours on multi engine aircraft (up to 10 hours can be completed in a simulator)

In addition to the above conditions and in accordance with the JAR Flight Crew Licensing (FCL) and the Airbus Training Policy, a pilot applying for a first type rating must have followed either an approved JAR Multi Crew Cooperation (MCC) program or regulatory equivalent or the “Airbus Entry Level Training (ELT) program” (combined MCC and Jet familiarization course). Such course, if required, shall be at the Buyer’s expense.

CCQ additional prerequisites

In addition to the prerequisites set forth for the Flight Crew Standard Transition Course, both CAPTAIN and FIRST OFFICER must:

•	be qualified and current on the base aircraft type

•	have 150 hours minimum and 3 months minimum of operations on the base aircraft type.

APIC course additional prerequisites

In addition to the prerequisites set forth for the Flight Crew Standard Transition Course, it is the responsibility of the Buyer to:

•	select instructor candidate(s) with airmanship and behavior corresponding to the role and responsibility of an airline instructor

Performance and Operations personnel prerequisites

The Buyer’s performance and operations personnel shall be fluent in English (able to write, read and communicate at an adequately understandable level in English language).

All further detailed prerequisites shall be provided by the Seller to the Buyer during the Training Conference, depending on the type of training course(s) selected by the Buyer.

Maintenance Personnel prerequisites

•

Fluency in English (understanding of English (able to write, read and communicate at an adequately understandable level in English language) adequate to be able to follow the training (If this is not the case, the Buyer shall assign a minimum of one (1) translator for eight (8) trainees).

•	Technical experience in the line or/and base maintenance activity of commercial jet aircraft

Additional prerequisites for Aircraft Rigging Course

Qualification on the related systems Airbus aircraft family as aviation maintenance technician (AMT) or holder of a basis “B1” license or equivalent.

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Additional prerequisites for Maintenance Initial Operating Experience

Personnel attending this training course must have successfully completed the theoretical training element of the related Aircraft type course

Maintenance Training Difference Courses additional prerequisites

In addition to the prerequisites set forth for Maintenance Personnel, the personnel shall be currently qualified and operating on the base aircraft.

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17.	EQUIPMENT SUPPLIER PRODUCT SUPPORT

17.1	Equipment Supplier Product Support Agreements

17.1.1	[*] Supplier Product Support Agreements from Suppliers of seller furnished equipment listed in the Specification and will transfer such support agreements to Buyer.

17.1.2	These agreements are based on the “World Airlines Suppliers Guide” and include Supplier commitments as contained in the “Supplier Product Support Agreements” which include the following provisions:

17.1.2.1	Technical data and manuals required to operate, maintain, service and overhaul the Supplier Parts will (a) be prepared in accordance with the provisions of the applicable ATA Specification, (b) include revision service [*], and (c) be published in the English language. The Seller shall recommend that any software userguide provided by a Supplier be supplied in the form of an appendix to the Component Maintenance Manual and be provided in compliance with the applicable ATA Specification.

17.1.2.2	Seller will ensure the provision by each Supplier of warranties and guarantees including Suppliers’ standard warranties. In addition, Seller will ensure that landing gear Suppliers provide service life policies for selected structural landing gear elements.

17.1.2.3	Seller will ensure the provision by each Supplier of training to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer’s instructors, shop and line service personnel.

17.1.2.4	Seller will ensure the provision by each Supplier of spares data in compliance with ATA iSpecification 2200, initial provisioning recommendations, spare parts and logistic service including routine and expedited deliveries.

17.1.2.5	Seller will ensure the provision by each Supplier of technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

17.2	Supplier Compliance

The Seller shall, [*] monitor Supplier compliance with support commitments defined in the Supplier Product Support Agreements and shall take action together with the Buyer if the Seller becomes aware of a Supplier’s noncompliance with the goal of correcting Supplier’s noncompliance. [*]

Nothing in this Clause 17 shall be construed to prevent or limit the Buyer from entering into direct negotiations with a Supplier with respect to different or additional terms and conditions applicable to Suppliers Parts selected by the Buyer to be installed on the Aircraft.

The Seller’s obligations under this Clause 17.2 shall, with respect to all Delivered Aircraft, survive any termination of this Agreement.

17.3	Supplier Part Repair Stations

The Seller has developed with the Suppliers a comprehensive network of repair stations in the United States of America and Canada for those Supplier Parts originating from outside these countries. As a result, most Supplier Parts are repairable in the United States and Canada. The repair stations in the network are listed in the AOG and Repair Guide.

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Seller will ensure that Supplier Parts that have to be forwarded to a network repair station for repair shall be sent back to the Buyer with proper tagging as required by the FAA/EASA.

17.4	Familiarization Training

Upon the Buyer’s request, the Seller shall provide the Buyer free of charge with Supplier Product Support Agreements familiarization training at the Seller’s facilities in Blagnac, France. An on-line training module shall be further available through AirbusWorld, access to which shall be subject to the “General Terms and Conditions of Access to and Use of AirbusWorld” (hereinafter the “GTC”).

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18.	BUYER FURNISHED EQUIPMENT

18.1	Administration

18.1.1	[*] the Seller shall provide for the installation of those items of equipment which are identified in the Specification as being furnished by the Buyer (“Buyer Furnished Equipment” or “BFE”), provided that they are referred to in the Airbus BFE Catalog of Approved Suppliers by Products valid at time of ordering of the concerned BFE.

18.1.2	Notwithstanding the foregoing and without prejudice to Clause 2.4, if the Buyer wishes to install BFE manufactured by a supplier who is not referred to in the Airbus BFE Product Catalog, the Buyer shall so inform the Seller and the Seller shall conduct a feasibility study of the Buyer’s request, in order to consider approving such supplier, provided that such request is compatible with the Seller’s industrial planning and the associated Scheduled Delivery Month for the Buyer’s Aircraft. In addition, it is a prerequisite to such approval that the considered supplier be qualified by the Seller’s Aviation Authorities to produce equipment for installation on civil aircraft. Any approval of a supplier by the Seller shall be performed at the Buyer’s expense. The Buyer shall cause any BFE supplier approved under this Clause 18.1.1.2 (each an “Approved BFE Supplier”) to comply with the conditions set forth in this Clause 18 and specifically Clause 18.2.

The Seller shall advise the Buyer reasonably in advance of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition encompassing a Declaration of Design and Performance (the “BFE Engineering Definition”). The Seller will provide to the Buyer and/or the BFE Supplier(s), within an appropriate timeframe, the necessary interface documentation to enable the development of the BFE Engineering Definition. The BFE Engineering Definition will include the description of the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof. The Buyer shall furnish such detailed description and information by the dates so specified. Such information, dimensions and weights shall not thereafter be revised unless authorised by a Specification Change Notice.

The Seller shall also furnish in due time to the Buyer reasonably in advance of the dates on which BFE are required to be delivered to Seller a schedule of dates and indication of shipping addresses for delivery of BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule. The Seller will use reasonable efforts to minimize any requirements for spare BFE. The Buyer shall provide such equipment by such dates in a serviceable condition, in order to allow performance of any assembly, test, or acceptance process in accordance with the Seller’s industrial schedule. In order to facilitate the follow-up of the timely receipt of BFE, the Buyer will, upon the Seller’s request, provide to the Seller dates and references of all BFE purchase orders placed by the Buyer.

The Buyer shall use reasonable commercial efforts to cause BFE Suppliers to provide, when requested by the Seller, at AIRBUS OPERATIONS S.A.S. works in TOULOUSE (FRANCE) and/or at AIRBUS OPERATIONS GmbH, works in HAMBURG (GERMANY), field service including support from BFE Suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

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Without prejudice to the Buyer’s obligations hereunder, in order to facilitate the development of the BFE Engineering Definition, the Seller shall organize meetings between the Buyer and BFE Suppliers. The Buyer hereby agrees to participate in such meetings and to provide adequate technical and engineering expertise to reach decisions within the defined timeframe.

In addition, throughout the development phase and up to Delivery of the Aircraft to the Buyer, the Buyer agrees:

•	to monitor the BFE Suppliers and ensure that they shall enable the Buyer to fulfil its obligations, including but not limited to those set forth in the Customization Milestone Chart;

•

that, should a timeframe, quality or other type of risk be identified at a given BFE Supplier, the Buyer shall allocate resources to such BFE Supplier so as not to jeopardize the industrial schedule of the Aircraft;

•

for major BFE, including, but not being limited to, seats, galleys and IFE (“Major BFE”) to participate on a mandatory basis in the specific meetings that take place between BFE Supplier selection and BFE delivery, namely:

•	Preliminary Design Review (“PDR”),

•	Critical Design Review (“CDR”);

•

to attend the First Article Inspection (“FAI”) for the first shipset of all Major BFE. Should the Buyer not attend such FAI, the Buyer shall delegate the FAI to the BFE Supplier and confirmation thereof shall be supplied to the Seller in writing;

•

to attend the Source Inspection (“SI”) that takes place at the BFE Supplier’s premises prior to shipping, for each shipset of all Major BFE. Should the Buyer not attend such SI, the Buyer shall delegate the SI to the BFE Supplier and confirmation thereof shall be brought to the Seller in writing. Should the Buyer not attend the SI, the Buyer shall be deemed to have accepted the conclusions of the BFE Supplier with respect to such SI.

18.1.3	The Seller shall be entitled to refuse any item of BFE not selected by Buyer from the A320 Family Standard Specification & Configuration Guide in effect at the time of Buyer’s selection which Seller determines to be incompatible with the Specification, the above mentioned engineering definition or the certification requirements.

18.1.4	The BFE shall be imported into FRANCE or into GERMANY by the Buyer under a suspensive customs system (“Régime de l’entrepôt industriel pour fabrication coordonnée” or “Zollverschluss”) without application of any French or German tax or customs duty, and shall be Delivered Delivery At Place (DAP) according to the Incoterms definition. At Buyer’s request, Seller will provide reasonable guidance to the Buyer regarding such customs system, so long as the same is at no out-of-pocket cost to the Seller.

Shipping Addresses:

AIRBUS OPERATIONS S.A.S.

316 Route de Bayonne

31300 TOULOUSE

FRANCE

or

AIRBUS OPERATIONS GmbH

Kreetslag 10

21129 HAMBURG

GERMANY

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as provided in Clause 18.1.

18.1.5	[*]

18.2	Aviation Authorities’ Requirements

It shall be Buyer’s responsibility if any BFE does not have adequate documentation to satisfy or does not otherwise satisfy, at the time of Delivery of the applicable Aircraft, the requirements of the Aviation Authority delivering the Export Certificate of Airworthiness or the requirements of the Buyer’s Aviation Authority for installation and use on the Aircraft. The Seller will promptly notify Buyer upon becoming aware that any BFE does not have such documentation or does not satisfy such Aviation Authority requirements. As part of the Fly Away Package process the Seller will confirm that the selected BFE suppliers are properly qualified by the applicable Aviation Authorities.

18.3	Buyer’s Obligation and Seller’s Remedies

18.3.1	Any delay or failure in complying with the foregoing Clause 18.2 or in providing the descriptive information or service representatives mentioned in Clause 18.1 or in furnishing the BFE in serviceable condition at the requested delivery date or in obtaining any required approval for such equipment under the above mentioned Aviation Authorities regulations may delay the performance of any act to be performed by the Seller, and cause the Final Price of the Aircraft to be adjusted in accordance with the updated delivery schedule and to include in particular the amount of the Seller’s additional costs, attributable to such delay or failure such as storage, taxes, insurance and costs of out-of sequence installation.

18.3.2	Further, in any such event, the Seller may:

(i)	select, purchase and install equipment substantially similar [*] in which event the Final Price of the affected Aircraft shall also be adjusted by the purchase price of such equipment, and the Buyer will be responsible for the reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and if so required and not already provided for in the price of the Aircraft for adjustment and calibration; or

(ii)	if the BFE is delayed by more than [*] days beyond, or unapproved within thirty (30) days of, the date specified in Clause 18.1.1, then the Seller may deliver or the Buyer may elect to have the Aircraft delivered without the installation of such equipment [*].

18.4	Title and Risk of Loss

Title to and risk of loss of any BFE shall at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) shall be with the Seller for as long as such BFE shall be under the care, custody and control of the Seller.

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18.5	Disposition of BFE Following Termination

If a termination of this Agreement pursuant to the provisions of Clause 20 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, then:

(i)	in the case of a termination by Seller,

[*]

18.6	Return of BFE

BFE not installed in an Aircraft will be returned to the Buyer in accordance with, and to the location specified in, the Buyer’s instructions upon or promptly after delivery of the last Aircraft to be delivered hereunder, in as good condition as when delivered by the Buyer to the Seller. Buyer will be responsible for all such transportation costs and expenses.

18.7	Survival Clause of 18.4 and 18.5

Clauses 18.4 and 18.5 of this Agreement shall survive any termination of this Agreement.

18.8	SFE and BFE are defined in the Standard Specification as updated from time to time.

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19.	INDEMNITIES AND INSURANCE

The Seller and the Buyer shall each be liable for Losses (as defined below) arising from the acts or omissions of their respective directors, officers, agents or employees occurring during or incidental to such party’s exercise of its rights and performance of its obligations under this Agreement, except as provided in Clauses 19.1 and 19.2.

19.1	Seller’s Indemnities

The Seller shall, except in the case of gross negligence or willful misconduct of the Buyer or Buyer’s directors, officers, agents and/or employees, be solely liable for and shall indemnify and hold the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers harmless against all losses, liabilities, claims, damages, costs and expenses, including court costs and reasonable attorneys’ fees (“Losses”), arising from:

(a)	claims for injuries to, or death of, the directors, officers, agents or employees of the Seller or its Subsidiaries, or loss of, or damage to, property of the Seller or its Subsidiaries or their respective employees when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)	claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to the inspection provided in Clause 6 or the Technical Acceptance Flights provided in Clause 8.

19.2	Buyer’s Indemnities

The Buyer shall, except in the case of gross negligence or willful misconduct of the Seller or Seller’s directors, officers, agents and/or employees, be solely liable for and shall indemnify and hold the Seller, its Affiliates, its subcontractors (not including any Supplier), and each of their respective directors, officers, agents, employees and insurers, harmless against all Losses arising from:

(a)	claims for injuries to, or death of, the Buyer’s directors, officers, agents or employees of the Buyer or its Subsidiaries, or loss of, or damage to, property of the Buyer or its Subsidiaries or their respective employees, when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)	claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to (i) the provision of Seller Representatives Services under Clause 15.2 or (ii) the provision of Aircraft Training Services to the Buyer where the injury, death, loss or damage has been caused directly or indirectly by the Buyer.

19.3	Notice and Defense of Claims

If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 19 (the “Clause 19 Indemnitee”) for damages for which liability has been assumed by the other party under this Clause 19 (the “Clause 19 Indemnitor”), the Clause 19 Indemnitee shall promptly give notice to the Clause 19 Indemnitor and the Clause 19 Indemnitor (unless otherwise requested by the Clause 19 Indemnitee) shall assume and conduct the defense, or settlement, of such claim or suit, as the Clause 19 Indemnitor shall deem prudent. Notice of the claim or suit shall be accompanied by all information pertinent to the matter as is reasonably available to the Clause 19 Indemnitee and shall be followed

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by such cooperation by the Clause 19 Indemnitee as the Clause 19 Indemnitor or its counsel may reasonably request, at the expense of the Clause 19 Indemnitor.

If the Clause 19 Indemnitor fails or refuses to assume the defense of any claim or suit notified to it under this Clause 19, the Clause 19 Indemnitee shall have the right to proceed with the defense or settlement of the claim or suit as it deems prudent and shall have a claim against the Clause 19 Indemnitor for any judgments, settlements, costs or expenses, including reasonable attorneys’ fees. Further, in such event, the Clause 19 Indemnitor shall be deemed to have waived any objection or defense to the Clause 19 Indemnitee’s claim based on the reasonableness of any settlement.

19.4	Insurance

To the extent of the Buyer’s undertaking set forth in Clause 19.2, the Buyer shall:

(a)	cause the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents and employees to be named as additional insureds under the Buyer’s Comprehensive Aviation Legal Liability insurance policies, including War Risks and Allied Perils (such insurance to include the AVN 52E Extended Coverage Endorsement or any further Endorsement replacing AVN 52E as may be available as well as any excess coverage in respect of War and Allied Perils Third Parties Legal Liabilities Insurance), and

(b)	with respect to the Buyer’s Hull All Risks and Hull War Risks insurances and Allied Perils, cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers.

Any applicable deductible shall be borne by the Buyer. The Buyer shall furnish to the Seller, not less than seven (7) Business Days prior to the start of any Aircraft Training Services, certificates of insurance, in English, evidencing the limits of liability cover and period of insurance coverage in a form acceptable to the Seller from the Buyer’s insurance broker(s), certifying that such policies have been endorsed as follows:

(i)	under the Comprehensive Aviation Legal Liability Insurances, the Buyer’s policies are primary and non-contributory to any insurance maintained by the Seller,

(ii)	such insurance can only be cancelled or materially altered by the giving of not less than thirty (30) days (but seven (7) days or such lesser period as may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to the Seller, and

(iii)	under any such cover, all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers have been waived.

19.5	Survivability

The provisions of this Clause 19 will survive termination of this Agreement but only with respect to acts occurring prior to such termination.

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20.	TERMINATION

20.1	Termination Events

Each of the following will constitute a “Termination Event”

(1)	The Buyer or any of its Affiliates commences in any jurisdiction any case, proceeding or other action with respect to the Buyer or any of its Affiliates or their properties relating to bankruptcy, insolvency, reorganization, winding-up, liquidation, dissolution or other relief from, or with respect to, or readjustment of, its debts or obligations.

(2)	An action is commenced in any jurisdiction seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer or any of its respective Affiliates or for all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for [*], or the Buyer or any of its Affiliates makes a general assignment for the benefit of its creditors.

(3)	An action is commenced in any jurisdiction against the Buyer or any of its respective Affiliates seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for [*] days.

(4)	The Buyer or any of its Affiliates becomes the object, in any jurisdiction, of a case, proceeding or action similar or analogous to any of the events mentioned in Clause 20.1(1), (2) or (3).

(5)	The Buyer or any of its Affiliates is generally not able, or is expected to be unable to, or will admit in writing its inability to, pay its debts as they become due.

(6)	The Buyer or any of its Affiliates commences negotiations with significant creditors, existing or potential, either with the intention of restructuring all or a substantial part of all of its outstanding obligations or in preparation for a bankruptcy filing under the U.S. Bankruptcy Code.

(7)	The Buyer or any of its Affiliates fails to make payment of (i) any payment required to be made under this Agreement or any other material agreement between the Buyer or any of its Affiliates and the Seller or any of its Affiliates when such payment is due, (ii) any Predelivery Payment required to be made under this Agreement when such payment is due, or (iii) payment of all or part of the Final Price of any Aircraft required to be made under this Agreement.

(8)	The Buyer repudiates, cancels or terminates this Agreement in whole or in part.

(9)	The Buyer defaults in its obligation to take delivery of an Aircraft as provided in Clause 9.2.

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(10)	The Buyer or any of its Affiliates defaults in the observance or performance of any other covenant, undertaking or obligation contained in this Agreement or any other material agreement between the Buyer or its Affiliates, on the one hand, and the Seller or its Affiliates on the other hand, provided that, if such breach or default is capable of being cured and such breach or default is not cured within any specified cure period.

(11)	Any other event that the parties agree in writing constitutes a Termination Event.

20.2	Remedies in Event of Termination

20.2.1	If a Termination Event occurs, the Buyer will be in material breach of this Agreement, and the Seller can elect any of the following remedies under the applicable law:

A.	suspend its performance under this Agreement with respect to any or all Aircraft;

B.	reschedule the Scheduled Delivery Month of any or all Aircraft remaining to be delivered under this Agreement without prejudice to Seller’s rights under Clause 5.8.2;

C.	suspend or reschedule the date for performance under this Agreement with respect to any or all equipment, services, data and other items; and/or

D.	cancel or terminate this Agreement (a “Termination”) with respect to any or all Aircraft, and/or equipment, services, data and/or other items related thereto.

20.2.2	In the event Seller elects a remedy under any of Clauses 20.2.1(A)(B) or (C), above:

A.	Seller shall be entitled to any incidental damages incurred as a result of electing such remedy, including without limitation any commercially reasonable charges, expenses, commissions or costs of care or custody incurred in suspending or rescheduling performance after the Buyer’s breach or any costs identified in Clause 9.2.3.1;

B.	Buyer shall compensate Seller for such incidental damages within [*] days of Seller issuing an invoice for such damages to Buyer; and

C.	for the avoidance of doubt, nothing herein shall preclude Seller from subsequently electing a Termination under 20.2.1(D), above.

20.2.3	If the Seller elects a Termination under Clause 20.2.1(D) above:

A.	Seller may claim and receive payment from the Buyer, as liquidated damages and not as a penalty, [*]

B.	Liquidated damages will be payable by the Buyer promptly, and in any event within [*] calendar days of the date of written notice and demand therefor from the Seller that the Buyer is in breach. The parties agree that the remedy of liquidated damages is not to be denied to the Seller due to the inability of the Seller to deliver a notice and demand for payment thereof due to the operation of law following a bankruptcy or other Termination Event under Clause 20.1(1) - (4).

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20.2.4.	The parties to this Agreement are commercially sophisticated parties acting within the same industry, and represented by competent counsel and the parties expressly agree and declare as follows:

A.	damages for material breach of this Agreement by the Buyer resulting in a Termination of this Agreement as to any or all Aircraft have been liquidated at amounts that are reasonable in light of the anticipated or actual harm caused by the Buyer’s breach, the difficulties of proof of loss and the nonfeasibility of otherwise obtaining an adequate remedy;

B.	it is understood and agreed by the parties that the amount of liquidated damages set forth herein is the total amount of monetary damages, no more and no less, to which the Seller will be entitled for and with respect to any Aircraft as recovery for material breach of this Agreement by Buyer resulting in a Termination by the Seller of this Agreement as to such Aircraft; provided, however, that for the avoidance of doubt the foregoing shall not be deemed to preclude Seller’s entitlement to (i) incidental damages where it is electing remedies under Clause 20.2.1(A),(B) or (C), (ii) exercise any set-off or similar rights under Clauses 5.6 and 5.12 with respect to payments due under this Clause 20 or (iii) interest specified in Clause 5.8.1 with respect to any payments overdue under this Clause 20; and

C.	the liquidated damages provision of this Clause 20 has been fully negotiated by sophisticated parties represented by counsel, is a material component of the consideration granted and, in the absence of such liquidated damages provision, the consideration would have been materially different.

20.3	Definitions

For purposes of this Clause 20, the terms “Affected Aircraft”, “Applicable Date” and [*] are defined as follows:

i.	“Affected Aircraft” – any or all Aircraft with respect to which the Seller has cancelled or terminated this Agreement pursuant to Clause 20.2.1 D,

ii.	“Applicable Date” – for any Affected Aircraft, the date the Seller issues the notice and demand for payment of liquidated damages pursuant to Clause 20.2.3 B.

iii.	[*]

20.4	Notice of Termination Event

Within [*] days of becoming aware of the occurrence of a Termination Event by the Buyer, the Buyer will notify the Seller of such occurrence in writing, provided, that any failure by the Buyer to notify the Seller will not prejudice the Seller’s rights or remedies hereunder.

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20.5	Information Covenants

The Buyer hereby covenants and agrees that, from the date of this Agreement until no further Aircraft are to be delivered hereunder, the Buyer will furnish or cause to be furnished to the Seller the following:

a.	Annual Financial Statements. As soon as available and in any event no later than the date that the Buyer furnishes such annual statements to the Securities and Exchange Commission or successor thereto (the “SEC”) (i) a copy of the SEC Form 10-K filed by the Buyer with the SEC for such fiscal year, or, if no such Form 10-K was filed by the Buyer for such a fiscal year, the consolidated balance sheet of the Buyer and its Subsidiaries, as at the end of such fiscal year and the related consolidated statements of operations, of common stockholders’ equity (deficit) (in the case of the Buyer and its Subsidiaries) and of cash flows for such fiscal year, setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, and examined by any firm of independent public accountants of recognized standing selected by the Buyer and reasonably acceptable to the Seller, whose opinion will not be qualified as to the scope of audit or as to the status of the Buyer as a going concern, and (ii) a certificate of such accounting firm stating that its audit of the business of the Buyer was conducted in accordance with generally accepted auditing standards.

b.	Quarterly Financial Statements. As soon as available and in any event no later than the date that the Buyer furnishes such quarterly statements to the Securities and Exchange Commission or successor thereto, a copy of the SEC Form 10-Q filed by the Buyer with the SEC for such quarterly period, or, if no such Form 10-Q was filed by the Buyer with respect to any such quarterly period, the consolidated balance sheet of the Buyer and its Subsidiaries, as at the end of such quarterly period and the related consolidated statements of operations for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period and in each case setting forth comparative consolidated figures as of the end of and for the related periods in the prior fiscal year, all of which will be certified by an Authorized Officer of the Buyer, subject to changes resulting from audit and normal year-end audit adjustments.

c.	Debt Rescheduling. (i) Promptly upon the Buyer commencing negotiations with one or more of its significant creditors with a view to general readjustment or rescheduling of all or any material part of its indebtedness under circumstances in which a reasonable business person, in the exercise of prudent business judgment, would conclude that the Buyer would otherwise not be able to pay such indebtedness as it falls due, notice of commencement of such negotiations, and (ii) thereafter timely advice of the progress of such negotiations until such negotiations are terminated or completed.

d.

Acceleration of other indebtedness. Immediately upon knowledge by the Buyer that the holder of any bond, debenture, promissory note or any similar evidence of indebtedness of the Buyer or Affiliate thereof (“Other Indebtedness”) has demanded

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payment, given notice or exercised its right to a remedy having the effect of acceleration with respect to a claimed event of default under any Other Indebtedness, where the impact of the acceleration is likely to have a material adverse effect on the Buyer’s ability to perform its obligations under or in connection with the transactions contemplated by this Agreement, notice of the demand made, notice given or action taken by such holder and the nature and status of the claimed event of default and what the action the Buyer is taking with respect thereto.

e.	Other Information. Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by the Buyer or any of its Subsidiaries, and, with reasonable promptness, such other information or documents (financial or otherwise) as the Seller may reasonably request from time to time.

For the purposes of this Clause 20, (x) an “Authorized Officer” of the Buyer will mean the Chief Executive Officer, the Chief Financial Officer or any Vice President and above who reports directly or indirectly to the Chief Financial Officer and (y) “Subsidiaries” will mean, as of any date of determination, those companies owned by the Buyer whose financial results the Buyer is required to include in its statements of consolidated operations and consolidated balance sheets.

20.6	Nothing contained in this Clause 20 will be deemed to waive or limit the Seller’s rights or ability to request adequate assurance under Article 2, Section 609 of the Uniform Commercial Code (the “UCC”). It is further understood that any commitment of the Seller or the Propulsion Systems manufacturer to provide financing to the Buyer shall not constitute adequate assurance under Article 2, Section 609 of the UCC.

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21.	ASSIGNMENTS AND TRANSFERS

21.1	Assignments

Except as expressly provided for in this Agreement, neither party may sell, assign or transfer its rights or obligations (in whole or in part) under this Agreement to any person without the prior written consent of the other party.

21.2	Assignments on Sale, Merger or Consolidation

21.2.1	Assignment by the Buyer

The Buyer will not be entitled to assign its rights under this Agreement except to an entity that results from any merger, consolidation, or acquisition of the Buyer or acquires substantially all the assets of the Buyer and provided that the Seller receives prior written notice and the following conditions are met:

(i)	the surviving or acquiring entity has executed an assumption agreement, in form and substance reasonably acceptable to the Seller, agreeing to assume all of the Buyer’s obligations and comply with all applicable terms and conditions under this Agreement;

(ii)	at the time and immediately following the consummation of the merger, consolidation or sale, there exists with respect to the surviving or acquiring entity no basis for a Termination Event or a termination event;

(iii)	immediately following the consummation of such sale, merger or consolidation, the surviving or acquiring entity holds an Operating Certificate or Operations Specifications issued by the FAA or EASA, as applicable;

(iv)	the surviving entity intends to operate the Buyer’s assets for the purpose of providing passenger air transport and a Buyer under this Agreement shall be an airline holding an operating certificate issued by EASA or the FAA at the time, and immediately following the consummation, of such merger, consolidation, or acquisition;

(v)	following the sale, merger or consolidation, the surviving or acquiring entity is in a financial condition at least equal to that of the Buyer immediately prior to the closing of the sale, merger or consolidation;

21.2.2	Assignment by the Seller

The Seller will be entitled to assign its rights under this Agreement at any time to an entity that results from any merger, consolidation, or acquisition of the Seller or acquires substantially all the assets of the Seller, provided that the following conditions are met:

(i)	the surviving or acquiring entity has executed an assumption agreement, in form and substance reasonably acceptable to the Buyer, agreeing to assume all of the Seller’s obligations and comply with all applicable terms and conditions under this Agreement;

(ii)	at the time, and immediately following the consummation, of the merger, consolidation or sale, no event of default exists or will have occurred and be continuing;

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(iii)	[*]

(iv)	following the sale, merger or consolidation, the surviving or acquiring entity is in a financial condition at least equal to that of the Seller immediately prior to the closing of the sale, merger or consolidation.

21.3	Assignments to Subsidiaries

21.3.1	The Seller may assign its rights and obligations under this agreement to a Subsidiary of the Seller, provided that

[*]

21.3.2	[*]

21.4	[*]

21.5	Post-Delivery Sale or Lease

The Seller agrees that, upon the post-Delivery sale or lease of an Aircraft (including a sale or lease for financing purposes) all of the Buyer’s rights and obligations remaining at the time of such sale or lease under Clauses 12, 13, and 17 of this Agreement and this Clause 21.5 with respect to the affected Aircraft will inure to the benefit of the transferee upon delivery to the Seller of notice of such sale or lease and written agreement by the transferee, in form and substance satisfactory to the Seller, to be bound by the terms thereof.

21.6	Designations by Seller

The Seller may at any time by notice to the Buyer designate facilities or personnel of AACS or any Affiliate of the Seller at which or by whom the services to be performed under this Agreement will be performed. Notwithstanding such designation, the Seller will remain ultimately responsible for fulfillment of all obligations undertaken by the Seller in this Agreement.

21.7	Transfer of Rights and Obligations upon Reorganization

In the event that the Seller is subject to a corporate restructuring having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (the “Successor”) that is an Affiliate of the Seller at the time of that restructuring, for the purpose of the Successor’s carrying on the business carried on by the Seller at the time of the restructuring, such restructuring will be completed without consent of the Buyer following notification by the Seller to the Buyer in writing. The Buyer recognizes that succession of the Successor to the Agreement by operation of law, which is valid under the law pursuant to which that succession occurs, will be binding upon the Buyer. The Seller will ensure that the Successor agrees in writing in a form enforceable by the Buyer to be bound by and comply with all applicable terms, conditions and limitations of this Agreement to the same extent as if the successor had been the Seller originally under this Agreement.

21.8	No Increase in Liability

No action taken under this Clause 21 by either party or by an assignee of either party to whom rights under this Agreement inure pursuant to this Clause 21 will subject the other party to any liability to which it would not otherwise be subject under this Agreement, or

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modify in any way the other party’s contract rights under this Agreement. Neither party will be obliged to recognize any assignment or transfer for which its consent is required but to which it has not consented. Any attempted assignment in violation of the provisions of this agreement will be null and void.

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22.	MISCELLANEOUS PROVISIONS

22.1	Data Retrieval

The Buyer shall provide the Seller, as the Seller may reasonably request, with all the necessary data as customarily compiled by the Buyer and pertaining to the operation of the Aircraft to assist the Seller in making efficient and coordinated survey of all reliability, maintainability, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

22.2	Notices

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to an authorized representative of the party to whom the same is given or by registered mail (return receipt requested), express mail (tracking receipt requested) or by facsimile, to be confirmed by subsequent registered mail, and the date upon which any such notice or request is so personally delivered or if such notice or request is given by registered mail, the date upon which it is received by the addressee or, if given by facsimile, the date upon which it is sent with a correct confirmation printout, provided that if such date of receipt is not a Business Day notice shall be deemed to have been received on the first following Business Day, shall be deemed to be the effective date of such notice or request.

Seller’s address for notices is:

AIRBUS

Attn.: S.V.P. Contracts

1 Rond-Point Maurice Bellonte

31707 Blagnac Cedex

France

Buyer’s address for notices is:

AviancaTaca Holding S.A.

Attn.: Secretary

Avenida El Dorado No. 59-15 Piso 10

Bogotá – Colombia

Email: fleet@aviancataca.com

or such other address or such other person as the party receiving the notice or request may reasonably designate in writing from time to time.

22.3	Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, or to exercise any right herein provided, or to require at any time performance by the other party of any of the provisions hereof, shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part thereof or the right of the other party thereafter to enforce each and every such provision. The express waiver (whether made one (1) or several times) by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement except to the extent provided in such express waiver.

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22.4	INTERPRETATION AND LAW

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Each of the Seller and the Buyer (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the state of New York, New York County, and of the United States District Court for the Southern District of New York, located in the borough of Manhattan for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

22.4.1	The appointment in Clause 22.4.2 made for the purpose of effecting the service of process shall not affect any assertion of diversity by either party hereto initiating a proceeding in the New York Federal Courts or seeking transfer to the New York Federal Courts on the basis of diversity.

22.4.2	Service of process in any suit, action or proceeding in respect of any matter as to which the Seller or the Buyer has submitted to jurisdiction under Clause 22.4 may be made [*] provided in each case that failure to deliver or mail such copy shall not affect the validity or effectiveness of the service of process.

22.5	Waiver of Jury Trial

EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM OR CROSS-CLAIM THEREIN.

22.6	No Representations outside of this Agreement

The parties declare that, prior to the execution of this Agreement, they, with the advice of their respective counsel, apprised themselves of sufficient relevant data in order that they might intelligently exercise their own judgments in deciding whether to execute this Agreement and in deciding on the contents of this Agreement. Each party further declares that its decision to execute this Agreement is not predicated on or influenced by any declarations or representations by any other person, party, or any predecessors in interest, successors, assigns, officers, directors, employees, agents or attorneys of any said person or party, except as set forth in this Agreement. This Agreement resulted from negotiation involving counsel for all of the parties hereto and no term herein shall be construed or interpreted against any party under the contra proferentum or any related doctrine.

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22.7	International Supply Contract

The Buyer and the Seller recognise that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein.

THE BUYER AND THE SELLER HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS TRANSACTION.

22.8	Severability

In the event that any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

22.9	Alterations to Contract

This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever, whether oral or written, in respect thereto. This Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorized representatives.

22.10	Language

All correspondence, documents and any other written matters in connection with this Agreement shall be in English.

22.11	Counterparts

This Agreement has been executed in two (2) original copies.

Notwithstanding the above, this Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Agreement.

22.12	Confidentiality

Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, consultants, advisors and legal counsel) shall maintain the terms and conditions of this Agreement and any reports, information or other data furnished hereunder strictly confidential, including but not limited to, the Aircraft pricing and other concessions and any data furnished under Clause 22.1 (the “Confidential Information”). Without limiting the generality of the foregoing, the Buyer and Seller will each use its best efforts to limit the disclosure of the contents of this Agreement to the

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extent legally permissible in any filing required to be made with any governmental agency and shall make such applications as shall be necessary to protect the confidentiality of the Confidential Information. With respect to any public disclosure or filing by the Buyer (including any filing by Buyer with the US Securities and Exchange Commission or any similar body in connection with registration and/or offering of the Buyer’s securities), the disclosing party agrees to submit to the other party a copy of the proposed document to be filed or disclosed and shall give the Seller a reasonable period of time (at least five (5) Business Days) in which to review and comment on said document and any redactions thereof. The Buyer and the Seller shall consult with each other prior to the making of any public disclosure or filing of this Agreement permitted hereunder or the terms and conditions hereof as well as any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future amendment hereof.

The provisions of this Clause 22.12 shall survive any termination of this Agreement.

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IN WITNESS WHEREOF this Agreement was entered into the day and year first above written.

AVIANCATACA HOLDING S.A.		AIRBUS S.A.S.

By:	/s/ Elisa Murgas de Moreno	By:	/s/ Christophe Mourey

Its:	Secretary	Its:	Senior Vice President Contracts

EXHIBIT A

APPENDIX 1 - A319 AIRCRAFT

A319 Aircraft - Specification Change Notice List

*	[Three pages have been omitted in accordance with a request for confidential treatment.]

EXHIBIT A

APPENDIX 2 - A320 AIRCRAFT

A320 Aircraft - Specification Change Notice List

*	[Three pages have been omitted in accordance with a request for confidential treatment.]

EXHIBIT A

APPENDIX 3 - A321 AIRCRAFT

A321 Aircraft - Specification Change Notice List

*	[Three pages have been omitted in accordance with a request for confidential treatment.]

EXHIBIT A

APPENDIX 4 - A319 NEO AIRCRAFT

A319 NEO Aircraft - Specification Change Notice List

*	[Three pages have been omitted in accordance with a request for confidential treatment.]

EXHIBIT A

APPENDIX 5 - A320 NEO AIRCRAFT

A320 NEO Aircraft - Specification Change Notice List

*	[Three pages have been omitted in accordance with a request for confidential treatment.]

EXHIBIT A

APPENDIX 6 - A321 NEO AIRCRAFT

A321 NEO Aircraft - Specification Change Notice List

*	[Three pages have been omitted in accordance with a request for confidential treatment.]

EXHIBIT B

EXHIBIT B

Exhibit B-1: Form of a Specification Change Notice

Exhibit B-2: Form of a Manufacturer’s Specification Change Notice

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Exhibit B - Page 1

EXHIBIT B-1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page
Title: Description: Remarks / References Specification changed by this SCN This SCN requires prior or concurrent acceptance of the following SCN (s):
Price per aircraft US DOLLARS: AT DELIVERY CONDITIONS: This change will be effective on AIRCRAFT N° and subsequent. Provided approval is received by

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Exhibit B-1 - Page 2

EXHIBIT B-1

Buyer approval	Seller approval

By :	By :
Date :	Date :

SPECIFICATION CHANGE NOTICE (SCN)		For SCN Number Issue Dated Page
Specification repercussion: After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

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Exhibit B-1 - Page 3

EXHIBIT B-1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page
Scope of change (FOR INFORMATION ONLY)

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Exhibit B-1 - Page 4

EXHIBIT B-1

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)		For MSCN Number Issue Dated Page
Title : Description : Effect on weight : • Manufacturer’s Weight Empty change : • Operational Weight Empty change : • Allowable Payload change : Remarks / References Specification changed by this MSCN
Price per aircraft US DOLLARS: AT DELIVERY CONDITIONS: This change will be effective on AIRCRAFT N° and subsequent. Provided MSCN is not rejected by
Buyer approval	Seller approval
By: Date:	By: Date:

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Exhibit B - Page 5

EXHIBIT B-2

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page
Specification repercussion: After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

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Exhibit B-2 - Page 1

EXHIBIT B-2

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page
Scope of change (FOR INFORMATION ONLY)

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Exhibit B-2 - Page 2

EXHIBIT C

PART 1	AIRFRAME PRICE REVISION FORMULA

*	[Three pages have been omitted in accordance with a request for confidential treatment.]

EXHIBIT C

PART 2A	PROPULSION SYSTEMS PRICE REVISION FORMULA FOR A320 FAMILY AIRCRAFT
CFM INTERNATIONAL

*	[Four pages have been omitted in accordance with a request for confidential treatment.]

EXHIBIT C

PART 2B	PROPULSION SYSTEMS PRICE REVISION FORMULA FOR A320 NEO FAMILY AIRCRAFT
CFM INTERNATIONAL

*	[Five pages have been omitted in accordance with a request for confidential treatment.]

EXHIBIT C

PART 3	PROPULSION SYSTEMS PRICE REVISION FORMULA
INTERNATIONAL AERO ENGINES

*	[Three pages have been omitted in accordance with a request for confidential treatment.]

EXHIBIT C

PART 4	PROPULSION SYSTEMS PRICE REVISION FORMULA
PRATT AND WHITNEY

*	[Four pages have been omitted in accordance with a request for confidential treatment.]

EXHIBIT D

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of clause 8 of the A320 Family & A320 Family NEO Purchase Agreement dated [day] [month] [year] and made between AviancaTaca Holding S.A. (the “Customer”) and Airbus S.A.S. as amended and supplemented from time to time (the “Purchase Agreement”), the technical acceptance tests relating to one Airbus A3[—]-[—] aircraft, bearing manufacturer’s serial number [—], and registration mark [—] (the “Aircraft”) have taken place in [Blagnac/Hamburg].

In view of said tests having been carried out with satisfactory results, the Customer hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Customer has caused this instrument to be executed by its duly authorised representative this             day of [month], [year] in [Blagnac/Hamburg].

AVIANCATACA HOLDING S.A.

Name:

Title:

Signature:

EXHIBIT E

BILL OF SALE

Know all men by these presents that Airbus S.A.S., a Société par Actions Simplifiée existing under French law and having its principal office at 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, FRANCE (the “Seller”), was this [day] [month] [year] the owner of the title to the following airframe (the “Airframe”), the propulsion systems as specified (the “Propulsion Systems”) and [all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature], [excluding buyer furnished equipment (“BFE”),] incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME:	PROPULSION SYSTEMS:

AIRBUS Model A3[—]-[—]	[Insert name of propulsion system manufacturer] Model [—]

MANUFACTURER’S SERIAL NUMBER: [—]	ENGINE SERIAL NUMBERS: LH: [—] RH: [—]

REGISTRATION MARK: [—]

[and had such title to the BFE as was acquired by it from [insert name of vendor of the BFE] pursuant to a bill of sale dated     [month] [year] (the “BFE Bill of Sale”).]

The Airframe, Propulsion Systems and Parts are hereafter together referred to as the “Aircraft”.

The Seller did this     day of [month] [year], sell, transfer and deliver all of its above described rights, title and interest in and to the Aircraft [and the BFE] to the following entity and to its successors and assigns forever, said Aircraft [and the BFE] to be the property thereof:

AVIANCATACA HOLDING S.A.

Calle Aquilino de la Guardia No. 8,

Ciudad de Panamá, República de Panamá

(the “Buyer”)

The Seller hereby warrants to the Buyer, its successors and assigns that it had [(i)] good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever [and (ii) such title to the BFE as Seller has acquired from [insert name of vendor of the BFE] pursuant to the BFE Bill of Sale].

This Bill of Sale shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this     day of [month], [year] in [Blagnac/Hamburg].

AIRBUS S.A.S.

Name:

Title:

Signature:

EXHIBIT F

SERVICE LIFE POLICY

ITEMS OF PRIMARY STRUCTURE

EXHIBIT F

SELLER SERVICE LIFE POLICY

1.	The Items covered by the Service Life Policy pursuant to Clause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

*	[Three pages have been omitted in accordance with a request for confidential treatment.]

EXHIBIT G

TECHNICAL DATA INDEX

EXHIBIT G

TECHNICAL DATA INDEX

Where applicable data will be established in general compliance with ATA 100 Information Standards for Aviation Maintenance, and the applicable provisions for digital standard of ATA Specification 2200 (iSpec2200).

The following index identifies the Technical Data provided in support of the Aircraft.

The explanation of the table is as follows:

NOMENCLATURE	Self-explanatory.

ABBREVIATED DESIGNATION (Abbr)	Self-explanatory.

AVAILABILITY (Avail)

Technical Data can be made available :

•	ON-LINE (ON) through the relevant service on AirbusWorld,

and / or

•	OFF-LINE (OFF) through the most suitable means applicable to the size of the concerned document (e.g CD or DVD).

FORMAT (Form)

Following Technical Data formats may be used:

•	SGML – Standard Generalized Mark-up Language, which allows further data processing by the Buyer.

•	XML – Extensible Mark-up Language, evolution of the SGML text format to cope with WEB technology requirements.

•	XML is used for data processing. Processed data shall be consulted through the e-doc Viewer FOCT – Flight Operations Consultation Tool.

•	XML data may be customized using Airbus customization tools (Flight Operations Documentation Manager , ADOC) or the Buyer’s own XML based editing tools.

•	CGM – Computer Graphics Metafile, format of the interactive graphics associated with the XML and /or SGML text file delivery.

•	PDF (PDF) – Portable Document Format allowing data consultation.

•

Advanced Consultation Tool – refers to Technical Data consultation application that offers advanced consultation & navigation functionality compared to PDF. Both browser software & Technical Data are packaged together.

EXHIBIT G

•	P1 / P2 – refers to manuals printed on one side or both sides of the sheet.

•	CD-P – refers to CD-Rom including Portable Document Format (PDF) Data.

•	CD-XML – Refers to CD-Rom including XML data

TYPE	C	CUSTOMIZED. Refers to manuals that are applicable to an individual Airbus customer/operator fleet or aircraft.

	G	GENERIC. Refers to manuals that are applicable for all Airbus aircraft types/models/series.

	E	ENVELOPE. Refers to manuals that are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.

QUANTITY (Qty)		Self-explanatory for physical media.

DELIVERY (Deliv)		Delivery refers to scheduled delivery dates and is expressed in either the number of corresponding days prior to first Aircraft delivery, or nil (0) referring to the Delivery Date of corresponding Aircraft.

The number of days indicated shall be rounded up to the next regular revision release date.

EXHIBIT G

*	[Twelve pages have been omitted in accordance with a request for confidential treatment.]

EXHIBIT H

MATERIAL

SUPPLY AND SERVICES

EXHIBIT H

1.	GENERAL

1.1	Scope

1.1.1	This Exhibit H sets forth the terms and conditions for the support and services offered by the Seller to the Buyer with respect to Material (as defined below).

1.1.2	References made to Articles shall be deemed to refer to articles of this Exhibit H unless otherwise specified.

1.1.3	For purposes of this Exhibit H:

1.1.4	the term “Supplier” shall mean any supplier providing any of the Material listed in Article 1.2.1 and the term “Supplier Part” shall mean an individual item of Material.

1.1.5	The term “SPEC 2000” means the “E-Business Specification for Materials Management” document published by the Air Transport Association of America.

1.2	Material Categories

1.2.1	Each of the following constitutes “Material” for purposes of this Exhibit H:

(i)	Seller parts;

(ii)	Supplier Parts classified as Repairable Line Maintenance Parts (as defined in SPEC 2000);

(iii)	Supplier Parts classified as Expendable Line Maintenance Parts (as defined in SPEC 2000);

(iv)	Seller and Supplier ground support equipment and specific-to-type tools where “Seller Parts” means Seller’s proprietary parts bearing a part number of the Seller or for which the Seller has the exclusive sales rights.

1.2.2	Propulsion Systems, engine exchange kits, their accessories and parts for any of the foregoing, are not covered under this Exhibit H.

1.3	Term

[*]

1.4	Airbus Material Store

1.4.1	AACS Spares Center

The Seller has established and shall maintain or cause to be maintained, during the Term, a US store (“US Spares Center”). The US Spares Center shall be operated twenty-four (24) hours per day, seven (7) days per week, for the handling of AOG and critical orders for Seller Parts.

Seller acknowledges that Buyer’s preference of Miami, FL as a location for development of future US Spares center.

EXHIBIT H

The Seller shall make reasonable efforts to deliver Seller Parts to the Buyer from the US Spares Center.

1.4.2	Material Support Center, Germany

The Seller has established its material headquarters in Hamburg, Germany (the “Airbus Material Center”) and shall, during the Term, maintain, or have maintained on its behalf, a central store of Seller Parts. The Airbus Material Center shall be operated twenty-four (24) hours per day, seven (7) days per week.

If for any reason this is not possible to deliver Seller Parts from a US Spares Center, the Seller shall make available for pick-up Seller Parts from the Airbus Material Center or from any of the Regional Satellite Stores in accordance with Clause 3.1.2 and 3.1.3

1.4.3	Other Points of Shipment

1.4.3.1	In addition to the AACS Spares Center and the Airbus Material Center, the Seller and its Affiliates operate a global network of regional satellite stores (The “Regional Satellite Stores”). A list of such stores shall be provided to the Buyer upon the Buyer’s request.

1.4.3.2	The Seller reserves the right to effect deliveries from distribution centers other than the US Spares Center or the Airbus Material Center, which may include the Regional Satellite Stores or any other production or Supplier’s facilities.

1.5	Customer Order Desk

The Seller operates a “Customer Order Desk”, the main functions of which are:

(i)	Management of order entries for all priorities, including Aircraft On Ground (“AOG”);

(ii)	Management of order changes and cancellations;

(iii)	Administration of Buyer’s routing instructions;

(iv)	Management of Material returns;

(v)	Clarification of delivery discrepancies;

(vi)	Issuance of credit and debt notes.

(vii)	Lease of certain Seller Parts

(viii)	Loan of Ground Support Equipment and Tools

The Buyer hereby agrees to communicate its orders for Material to the Customer Order Desk either in electronic format (SPEC 2000), telephone, fax, SITA message, e-mail or via the Internet.

EXHIBIT H

1.6	Commitments of the Buyer

1.6.1	During the Term, the Buyer agrees to purchase from

(a)	the Seller, AACS or the Seller’s licensee(s) the Seller Parts required for the Buyer’s own needs; or

(b)	other operators or purchase Seller Parts from said operators or from distributors, provided said Seller Parts were originally designed by the Seller and manufactured by the Seller or its licensees.

1.6.2	Subject to the express further agreement of the Seller in relation to Article 1.6.2, the Buyer may manufacture, exclusively for its own use or the use of any commercial aviation subsidiaries of the Buyer, without paying any license fee to the Seller, parts equivalent to Seller Parts, provided, however, that it may only do so in one of the following circumstances:

1.6.2.1	if at such time the Seller Parts are out of stock from the Seller, its licensees or other approved sources, in accordance with Clause 3.1.2 and 3.1.3.

1.6.2.2	at any time, to the extent that Seller Parts are needed to perform aircraft on ground (“AOG”) repairs upon any Aircraft and are not available from the Seller, its Licensees or other approved sources within a lead time shorter than or equal to the time in which the Buyer can manufacture or have manufactured such Seller Parts, and provided the Buyer shall not sell such Seller Parts,

1.6.2.3	in the event that the Seller fails to fulfil its obligations with respect to any Seller Parts pursuant to Clause 1.2 within a reasonable time after written notice thereof from the Buyer,

1.6.2.4	in those instances when a Seller Part is identified as “Local Manufacture” in the Illustrated Parts Catalog (IPC).

1.6.3	The rights granted to the Buyer in Article 1.6.2 shall not in any way be construed as a license, nor shall they in any way obligate the Buyer to the payment of any license fee or royalty, nor shall they in any way be construed to affect the rights of third parties.

1.6.4	Furthermore, in the event of the Buyer manufacturing or having manufactured any parts, subject to the conditions of Article 1.6.2, such manufacturing and any use made of the manufactured parts shall be under the sole liability of the Buyer and the consent given by the Seller shall not be construed as express or implicit approval howsoever either of the Buyer or of the manufactured parts.

It shall further be the Buyer’s sole responsibility to ensure that such manufacturing is performed in accordance with the relevant procedures and Aviation Authority requirements.

THE SELLER SHALL NOT BE LIABLE FOR, AND THE BUYER SHALL INDEMNIFY THE SELLER AGAINST, ANY CLAIMS FROM ANY THIRD PARTIES FOR LOSSES DUE TO ANY MANUFACTURING OR MATERIALS DEFECT OR ANY DESIGN DEFECT (TO THE EXTENT ANY PART WAS NOT MANUFACTURED STRICTLY IN ACCORDANCE WITH THE DETAILED DESIGN OF SELLER OR ITS AFFILIATES) OR NONCONFORMITY, ARISING OUT OF OR IN CONNECTION WITH ANY MANUFACTURING OF ANY PART UNDERTAKEN BY THE BUYER, OR CAUSED TO BE UNDERTAKEN BY THE BUYER, UNDER ARTICLE 1.6.2, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER.

EXHIBIT H

1.6.5	The Buyer shall allocate, or cause to be allocated, its own part number to any part manufactured, or caused to be manufactured, in accordance with Article 1.6.2 above. The Buyer shall under no circumstances be allowed to use, or cause to be used, the Airbus part number of the Seller Part to which such manufactured part is equivalent.

1.6.6	Notwithstanding any right provided to the Buyer under Article 1.6.2, the Buyer shall not be entitled to sell or loan any part manufactured under the provisions of Article 1.6.2 to any third party except if that sell or lend is made to any commercial aviation subsidiaries of the Buyer.

2.	INITIAL PROVISIONING

2.1	Period

The initial provisioning period commences with the Pre-Provisioning Meeting, as defined in Article 2.2.1, and [*] as of the date hereof (“Initial Provisioning Period”).

2.2	Pre-Provisioning Meeting

2.2.1	The Seller shall organize a pre-provisioning meeting at AACS Spares Center or at the Airbus Material Center, or at any other agreed location, for the purpose of setting an acceptable schedule and working procedure for the preparation of the initial issue of the Provisioning Data and the Initial Provisioning Conference referred to in Articles 2.3 and 2.4 below (the “Pre-Provisioning Meeting”).

During the Pre-Provisioning Meeting, the Seller shall familiarize the Buyer with the provisioning processes, methods and formulae of calculation and documentation.

2.2.2	The Pre-Provisioning Meeting shall take place on an agreed date that is no later than nine (9) months prior to Scheduled Delivery Month of the first Aircraft, allowing a minimum preparation time of eight (8) weeks for the Initial Provisioning Conference.

2.3	Initial Provisioning Conference

The Seller shall organize an initial provisioning conference at the AACS Spares Center or at the Airbus Material Center (the “Initial Provisioning Conference”), the purpose of which shall be to agree the material scope and working procedures to accomplish the initial provisioning of Material (the “Initial Provisioning”).

The Initial Provisioning Conference shall take place at the earliest [*] after Aircraft Manufacturer Serial Number allocation or Contractual Definition Freeze, whichever occurs last [*].

2.4	Provisioning Data

2.4.1	Provisioning data generally in accordance with SPEC 2000, Chapter 1, for Material described in Articles 1.2.1 (i) through 1.2.1 (iii) (“Provisioning Data”) shall be supplied by the Seller to the Buyer in the English language, in a format and timeframe to be agreed during the Pre-Provisioning Meeting.

2.4.1.1	Unless a longer revision cycle has been agreed, the Provisioning Data shall be revised every [*] up to the end of the Initial Provisioning Period.

EXHIBIT H

2.4.1.2	The Seller shall ensure that Provisioning Data is provided to the Buyer in time to permit the Buyer to perform any necessary evaluation and to place orders in a timely manner.

2.4.1.3	Provisioning Data generated by the Seller shall comply with the configuration of the Aircraft as documented [*] before the date of issue.

This provision shall not cover:

(i)	Buyer modifications not known to the Seller,

(ii)	other modifications not approved by the Seller’s Aviation Authorities.

2.4.2	Supplier-Supplied Data

Provisioning Data relating to each Supplier Part (both initial issue and revisions) shall be produced by Supplier thereof and may be delivered to the Buyer either by the Seller or such Supplier. It is agreed and understood by the Buyer that the Seller shall not be responsible for the substance, accuracy or quality of such data. Such Provisioning Data shall be provided in either SPEC 2000 format or any other agreed format.

2.4.3	Supplementary Data

The Seller shall provide the Buyer with data supplementary to the Provisioning Data, comprising local manufacture tables, ground support equipment, specific-to-type tools and a pool item candidate list. The list of spare parts required for the installation of all airframe LRUs will be provided by the Seller to the Buyer during the Initial Provisioning Conference

2.5	Commercial Offer

Upon the Buyer’s request, the Seller shall submit a commercial offer for Initial Provisioning Material.

2.6	Delivery of Initial Provisioning Material

2.6.1	During the Initial Provisioning Period, Initial Provisioning Material shall conform to the latest known configuration standard of the Aircraft for which such Material is intended as reflected in the Provisioning Data transmitted by the Seller.

2.6.2	The delivery of Initial Provisioning Material shall take place according to the conditions specified in the commercial offer mentioned in Article 2.5.

2.6.3	All Initial Provisioning Material shall be packaged in accordance with ATA 300 Specification.

2.7	Buy-Back Period and Buy-Back of Initial Provisioning Surplus Material

a)	The “Buy-Back Period” is defined as the period starting [*]

EXHIBIT H

b)	At any time during the Buy-Back Period, the Buyer shall have the right to return to the Seller solely Seller Parts as per Article 1.2.1 (i) or Supplier Parts as per Article 1.2.1 (ii), subject to the Buyer providing sufficient evidence that such Material fulfils the conditions defined hereunder.

c)	Material as set forth in Article b) above shall be eligible for Buy-Back provided:

i)	The Material is unused and undamaged and is accompanied by the Seller’s original documentation (tag, certificates);

ii)	The Seller provided the Buyer with an Initial Provisioning recommendation for such Material at the time of the Initial Provisioning Conference based upon a maximum protection level of [*];

iii)	The quantity procured by the Buyer was not in excess of the provisioning quantities recommended by the Seller;

iv)	The Material was purchased for Initial Provisioning purposes by the Buyer directly from the Seller;

v)	The Material ordered by the Buyer is identified as an Initial Provisioning order;

vi)	The Material and its components have at least [*] shelf life remaining when returned;

vii)	The Material is returned to the Seller by the Buyer and has effectively been received and accepted by the Seller before the end of the Buy-Back Period.

Acceptance from the Seller shall not be unreasonably withheld and shall be within a reasonable timeframe.

d)	If any Material is accepted for Buy-Back, the Seller shall credit the Buyer as follows:

•	For Seller Parts as per Article 1.2.1 (i) the Seller shall credit the Buyer [*] of the price originally paid;

•	For Supplier Parts as per Article 1.2.1 (ii) the Seller shall credit the Buyer [*] of the original Supplier list price valid at the time of order placement.

e)	In the event of the Buyer electing to procure Material in excess of the Seller’s recommendation, the Buyer shall notify the Seller thereof in writing, with due reference to the present Article 2.7. The Seller’s acknowledgement and agreement in writing shall be necessary before any Material in excess of the Seller’s Initial Provisioning recommendation shall be considered for Buy-Back.

f)	It is expressly understood and agreed that all credits described in Article 2.7 (d) shall be provided by the Seller to the Buyer exclusively by means of credit notes to the Buyer’s Material account with the Seller.

g)	Transportation costs for the agreed return of Material under this Article 2.7 shall be borne by the Seller.

h)	The Seller shall use its reasonable efforts to obtain for the Buyer the same buy back protection from Suppliers for Supplier Parts.

EXHIBIT H

3	OTHER MATERIAL SUPPORT

3.1	Replenishment and Delivery

3.1.1	General

For the purpose of clarification, it is expressly stated that the provisions of Article 3.1.2 do not apply to Initial Provisioning Material and Provisioning Data as described in Article 2.

3.1.2	Lead times

In general, lead times shall be in accordance with the provisions of the latest edition of the “World Airlines and Suppliers Guide”.

3.1.2.1	Seller Parts as per Article 1.2.1 (i) shall be dispatched within the lead times published by the Seller.

Lead times for Seller Parts as per Article 1.2.1 (i), which are not published by the Seller, shall be quoted upon request.

3.1.2.2	Material defined in Articles 1.2.1 (ii) through 1.2.1 (iv) can be dispatched within the Supplier’s lead time augmented by the Seller’s own order and delivery administration time.

3.1.3	Expedite Service

The Seller shall provide a twenty-four (24) hours a day / seven (7) days a week expedite service to provide for the supply of critically required parts (the “Expedite Service”).

3.1.3.1	The Expedite Service is operated in accordance with the “World Airlines and Suppliers Guide” and the Seller shall notify the Buyer of the action taken to satisfy an expedite order received from the Buyer within:

(i)	four (4) hours after receipt of an AOG order;

(ii)	twenty-four (24) hours after receipt of a critical order (imminent AOG or work stoppage);

(iii)	seven (7) days after receipt of an expedite order (urgent stock replenishment).

3.1.3.2	In exceptional AOG circumstances, should the Buyer be unable to send a written order for reasons beyond his control, the Seller may deliver the Material after a telephone call, provided a purchase order is sent to the Seller by the end of the next Business Day. Should the Buyer fail to send such purchase order, the Seller reserves the right to refuse any subsequent purchase orders without receipt of a firm written purchase order.

EXHIBIT H

3.1.4	Shortages, Overshipments, Non-Conformity in Orders

3.1.4.1	The Buyer shall, within thirty (30) days after delivery of Material pursuant to a purchase order, advise the Seller:

(i)	of any alleged shortages or overshipments;

(ii)	of any non-conformities of delivered Material.

In the event of the Buyer not having advised the Seller of any such alleged shortages, overshipments or non-conformities within the above-defined period, the Buyer shall be deemed to have accepted the delivery.

3.1.4.2	In the event of the Buyer reporting an overshipment or non-conformity to the order within the period defined in Article 3.1.4.1 the Seller shall, if the Seller recognizes such overshipment or non-conformity, either replace the concerned Material or credit the Buyer for the returned Material, if the Buyer chooses to return the Material subject of an overshipment or non-conformity. In such case, reasonable transportation costs shall be borne by the Seller.

3.1.5	Delivery Terms

Material shall be delivered to the Buyer as follows:

(i)	Free Carrier (FCA) Airbus Material Center;

(ii)	Free Carrier (FCA) Seller’s Regional Satellite Stores;

(iii)	Free Carrier (FCA) Seller’s or Supplier’s facility for deliveries from any other Seller or Supplier facilities.

The term Free Carrier (FCA) is as defined in the Incoterms 2010 publication issued by the International Chamber of Commerce.

3.1.6	Packaging

All Material shall be packaged in accordance with ATA 300 Specification.

3.1.7	Cessation of Deliveries

The Seller reserves the right to restrict, stop or otherwise suspend deliveries if the Buyer fails to meet its obligations defined in Articles 5.2 through 5.3.

3.2	Seller Parts Leasing

The Seller offers the Buyer the option to lease certain Seller Parts as listed in the Customer Services Catalog. The terms and conditions applicable to such service shall be as set forth in the then current Customer Services Catalog.

3.3	Tools and Ground Support Equipment

The Seller offers for sale and/or loan a range of ground support equipment and specific-to-type tools, as defined in 1.2.1 (iv).

EXHIBIT H

The terms and conditions applicable to such service shall be as set forth in the then current Customer Services Catalog.

3.4	Seller Parts Repair

The Seller may offer the Buyer a service whereby the Seller would manage the repair of Seller Parts as defined in Article 1.2.1 (i).

The terms and conditions applicable to such service shall be as set forth in the then current Customer Services Catalog.

4.	WARRANTIES

4.1	Seller Parts

Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts, sold under this Exhibit H shall at delivery to the Buyer:

(i)	be free from defects in material.

(ii)	be free from defects in workmanship, including without limitation processes of manufacture.

(iii)	be free from defects arising from failure to conform to the applicable specification for such part.

4.1.1	Warranty Period

4.1.1.1	The warranty period for Seller Parts is [*] for new Seller Parts and [*] for used Seller Parts from delivery of such parts to the Buyer.

4.1.1.2	Whenever any Seller Part that contains a defect for which the Seller is liable under Article 4.1 has been corrected, replaced or repaired pursuant to the terms of this Article 4.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Seller Part, as the case may be, shall be the remaining portion of the original warranty period [*], whichever is longer.

4.1.2	Buyer’s Remedy and Seller’s Obligation

The Buyer’s remedy and Seller’s obligation and liability under this Article 4.1 are limited to the repair, replacement or correction, at the Seller’s expense and option, of any Seller Part that is defective.

The Seller may alternatively furnish to the Buyer’s account with the Seller a credit equal to the price such Seller Part.

The provisions of Clauses 12.1.5 through 12.1.11 of the Agreement shall apply to claims made pursuant to this Article 4.1.

EXHIBIT H

4.2	Supplier Parts

With respect to Supplier Parts to be delivered to the Buyer under this Exhibit H, the Seller agrees to transfer to the Buyer the benefit of any warranties, which the Seller may have obtained from the corresponding Suppliers and the Buyer hereby agrees that it shall accept the same.

4.3	Waiver, Release and Renunciation

THIS ARTICLE 4 (INCLUDING ITS SUBPARTS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY SELLER PART, MATERIAL, LEASED PART, OR SERVICES DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS ARTICLE 4 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE SELLER PARTS, MATERIALS, LEASED PARTS, OR SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER AND ITS SUPPLIERS, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY SELLER PART, MATERIAL, LEASED PART, OR SERVICES DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)	ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

(c)	LOSS OF PROFITS AND/OR REVENUES;

(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

EXHIBIT H

THE WARRANTIES PROVIDED BY THIS AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS ARTICLE 4 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS ARTICLE 4 SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS ARTICLE 4, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS, SUBCONTRACTORS, AND AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

4.4	Duplicate Remedies

The remedies provided to the Buyer under this Article 4 as to any part thereof are mutually exclusive and not cumulative. The Buyer shall be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Article 4 for any particular defect for which remedies are provided under this Article 4; provided, however, that the Buyer shall not be entitled to elect a remedy under one part of this Article 4 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. The Buyer’s rights and remedies herein for the non-performance of any obligations or liabilities of the Seller arising under these warranties shall be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or non-performance covered by this Article 4, and the Buyer shall not have any right to require specific performance by the Seller.

Upon Buyer’s request, the Seller agrees to use reasonable effors to correct or replace such covered part.

5.	COMMERCIAL CONDITIONS

5.1	Delivery Terms

All Material prices are quoted on the basis of Free Carrier (FCA) delivery terms, without regard to the place from which such Material is shipped. The term “Free Carrier (FCA)” is as defined by publication n° 560 of the International Chamber of Commerce, published in January 2000.

5.2	Payment Procedures and Conditions

All payments under this Exhibit H shall be made in accordance with the terms and conditions set forth in the then current Customer Services e-Catalog.

5.3	Title

Title to any Material purchased under this Exhibit H shall remain with the Seller until full payment of the invoices and interest thereon, if any, has been received by the Seller.

The Buyer hereby undertakes that Material title to which has not passed to the Buyer, shall be kept free from any debenture or mortgage or any similar charge or claim in favour of any third party.

EXHIBIT H

5.4	Cessation of Deliveries

The Seller has the right to restrict, stop or otherwise suspend deliveries if the Buyer fails to meet its obligations set forth in this Exhibit H.

5.5	Price

5.5.1	All quoted Material prices shall be expressed in US Dollars and shall be firm for each calendar year. The Seller however reserves the right to revise the prices of said Seller Parts during the course of the calendar year in case of any of the following:

•	significant revision in the manufacturing costs and purchase price of materials,

•	significant variation of exchange rates,

•	significant error in the estimation or expression of any price.

The Seller commits that the average annual increase rate in the price of Seller Parts shall be capped at a maximum annual rate calculated as follows:

5.5.2	[*]

6.	EXCUSABLE DELAY

Clauses 10.1 and 10.2 of the Agreement shall apply, mutatis mutandis, to all Material support and services provided under this Exhibit H.

7.	TERMINATION OF MATERIAL PROCUREMENT COMMITMENTS

If the Agreement is terminated with respect to any Aircraft, then the rights and obligations of the parties with respect to undelivered spare parts, services, data or other items to be purchased hereunder and which are applicable to those Aircraft for which the Agreement has been terminated shall also be terminated. Unused Material in excess of the Buyer’s requirements due to such termination may be repurchased by the Seller, at the Seller’s option and transportation costs, as provided in Article 2.7.

8.	INCONSISTENCY

In the event of any inconsistency between this Exhibit H and the Customer Services Catalog or any order placed by the Buyer, this Exhibit H shall prevail to the extent of such inconsistency.

EXHIBIT I

LICENSES AND ON LINE SERVICES

Part 1	END-USER LICENSE AGREEMENT FOR AIRBUS SOFTWARE

Part 2	GENERAL TERMS AND CONDITIONS OF ACCESS TO AND USE OF AIRBUSWORLD

Part 3	END-USER SUBLICENSE AGREEMENT FOR SUPPLIER SOFTWARE

EXHIBIT I

PART 1

END-USER LICENSE AGREEMENT FOR AIRBUS SOFTWARE

1.	DEFINITIONS

For the purposes of this end-user license agreement for Airbus software (the “Software License”) the following definitions shall apply:

“Agreement” means the Purchase Agreement of even date herewith entered into between the Licensee and the Licensor covering the purchase and sale of the Aircraft subject thereof.

“Airbus Software” means each of the Licensor’s proprietary products including Composite Work, configurations, processes, rules (together with any related documentation), as well as any modifications, enhancements or extensions thereto as may be provided by the Licensor from time to time. The Airbus Software shall be supplied in machine-readable code form only, for use in connection with the Aircraft or operations related to the Aircraft. The Airbus Software shall be either On Board Certified Software or Software Products. For the avoidance of doubt, this Software License does not apply to (i) open source software contained in the Airbus Software, if any, and it is hereby acknowledged and agreed by both parties hereto that such open source software is independently distributed on an “as is” basis under the respective license terms therefor, and that the Licensor disclaims any liability in relation to such open source software, or (ii) any proprietary third party software that the Licensor purchases or licenses from any third party and delivers to the Licensee, either as a sublicense or as a direct license from such third party.

“Aircraft” means, individually or collectively, the Aircraft subject of the Agreement.

“Composite Work” means the package composed of various elements, such as database(s), software or data, and which necessitates the use of the Airbus Software.

“Licensee” means the Buyer under the Agreement.

“Licensor” means the Seller under the Agreement.

“On Board Certified Software” means those Airbus Part 125 and/or FAR 125 certified software that are installed on board the Aircraft and bear a part number of the Licensor, excluding any software embedded in any component, furnishing or equipment installed on the Aircraft and itself bearing a part number.

“Permitted Purpose” means use of the Airbus Software by the Licensee for its own internal business needs, solely in conjunction with the Aircraft and in particular pertaining to (i) operation of the Aircraft; (ii) on ground operational support of the Aircraft; or (iii) related authorized customization of software.

“Software Product(s)” means either those Airbus Software intended to be used on ground at the Licensee’s facilities or Airbus Software that are installed on board the Aircraft and that are not Part 125 and/or FAR 125 certified – whether or not bearing a part number of the Licensor – excluding any software embedded in any component, furnishing or equipment installed on the Aircraft and itself bearing a part number.

EXHIBIT I

“Update(s)” means any update(s) or replacement(s) to the Airbus Software licensed hereunder, which the Licensor, at its discretion, makes generally available to the Licensee.

“User Guide” means the documentation, which may be in electronic format, designed to assist the Licensee in using the Airbus Software.

Capitalized terms used herein and not otherwise defined in this Software License shall have the meaning assigned thereto in the Agreement.

2.	LICENSE

In consideration of the purchase by the Licensee of the Aircraft, the Licensee is hereby granted a worldwide and non-exclusive right to use the Airbus Software, for a Permitted Purpose. The Licensor shall remain the owner of all intellectual property rights in the Airbus Software. There shall be one license encompassing all Airbus Software granted in respect of each Aircraft purchased by the Licensee.

Notwithstanding the foregoing, license rights regarding the use of Software Products may be subject to specific commercial conditions and to the payment of specific fees relating to such Software Products.

The Licensee hereby acknowledges that it is aware that certain Airbus Software subject of this Software License may incorporate some third party software or open source software components. The Licensee hereby agrees to be bound by the licensing terms and conditions applicable to such third party software and made available by the Licensor through AirbusWorld.

3.	ASSIGNMENT AND DELEGATION

3.1	Assignment

3.1.1	On Board Certified Software

The Licensee may at any time assign or otherwise transfer all or part of its rights pertaining to any On Board Certified Software under this Software License only as part of, and to the extent of, a sale, transfer or lease of each Aircraft on which such On Board Certified Software is installed. The Licensee shall assign as many Software Licenses as the number of sold, transferred or leased Aircraft and shall retain all other Software Licenses attached to any Aircraft that the Licensee continues to operate.

In the event of any such assignment or transfer, the Licensee shall transfer the copies of the Airbus Software attached to the sold, transferred or leased Aircraft (including all component parts, media, any upgrades or backup copies and, if applicable, certificate(s) of authenticity), except as otherwise instructed by the Licensor.

EXHIBIT I

3.1.2	Software Products

Save as otherwise set forth in the Agreement, the right to use any Software Product is personal to the Licensee, for its own internal use, and is non-transferable, except with the Licensor’s prior written consent, in which case the Licensee shall cause the assignee or sub-licensee to agree to the terms of this Software License.

3.2	Delegation

Without prejudice to Article 6 (a) hereof, in the event of the Licensee intending to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), the Licensee shall notify the Licensor of such intention prior to any disclosure of this Software License and/or the Airbus Software Services to such Third Party.

The Licensee hereby undertakes to cause such Third Party to agree to be bound by the conditions and restrictions set forth in this Software License with respect to the Airbus Software and shall in particular cause such Third Party to enter into an appropriate licensing conditions and to commit to use the Airbus Software solely for the purpose of maintaining the Licensee’s Aircraft and/or for processing the Licensee’s data.

4.	COPIES

Use of the Airbus Software is limited to the number of copies delivered by the Licensor to the Licensee and to the medium on which the Airbus Software is delivered. No reproduction shall be made without the prior written consent of the Licensor, except that the Licensee is authorized to copy the Airbus Software for back-up and archiving purposes. Any copy the Licensor authorizes the Licensee to make shall be performed under the sole responsibility of the Licensee. The Licensee agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Licensee makes of the Airbus Software.

5.	TERM

5.1	On Board Certified Software

Subject to the Licensee having complied with the terms of this Software License, the rights under this Software License shall be granted from the date of Delivery of each Aircraft until the earlier of (i) the Aircraft definitively ceasing to be operated, in which case the license rights pertaining to such Aircraft shall be deemed terminated on the date of the last operation thereof by the Licensee or any of its assignees, or (ii) the Agreement, this Software License or any part thereof being terminated for any reason whatsoever, in which case the Licensee shall immediately cease to use the On Board Certified Software.

5.2	Software Products

Save as otherwise specified in any applicable commercial conditions relating to any Software Product as set forth in the Agreement and subject to the Licensee having complied with the terms of this Software License, the rights under this Software License shall be granted from the date of first delivery of the Software Product until the earlier of (i) for Software Products that are installed on board the Aircraft, the Licensee ceasing to operate the Aircraft on which such Software Products are installed, or (ii) the Licensee no longer owning or operating any Aircraft, or (iii) the Agreement or this Software License being terminated for any reason whatsoever, in which case the Licensee shall immediately cease to use the Software Products

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6.	CONDITIONS OF USE

The Airbus Software shall only be used for the Permitted Purpose.

The Licensee shall be solely responsible for, and agrees to be careful in the use of, all outputs and results derived from the operation of the Airbus Software and all consequences, direct and indirect, relating to the use of such output and results. The Licensee agrees to use such outputs and results only once it has verified such outputs and results and has checked the relevance and correctness thereof, in the light of its particular needs.

The Licensee expressly acknowledges that it shall take all appropriate precautions for the use of the Airbus Software, including without limitation measures required for its compliance with the User Guide or any information or directive regarding the use of the Supplier Software.

In the event the Licensor should offer a replacement product, the conditions for using such product shall be subject to a separate agreement.

Under the present Software License, the Licensee shall:

a)	not permit any parent, subsidiary [Should be amended in case TACA Holding signs the partial purchase agreement assignment] affiliate, agent or third party to use the Airbus Software in any manner, including, but not limited to, any outsourcing, loan, commercialization of the Airbus Software or commercialization by merging the Airbus Software into another software or adapting the Airbus Software, without the prior written consent from the Licensor;

b)	do its utmost to maintain the Airbus Software and the relating documentation in good working condition, in order to ensure the correct operation thereof;

c)	use the Airbus Software in accordance with such documentation and the User Guide, and ensure that the personnel using the Airbus Software has received appropriate training;

d)	use the Airbus Software exclusively in the technical environment defined in the applicable User Guide, except as otherwise agreed in writing between the parties;

e)	except as permitted by any applicable law, not alter, reverse engineer, modify, correct, translate, disassemble, decompile or adapt the Airbus Software, nor integrate all or part of the Airbus Software in any manner whatsoever into another software product, nor create a software product derived from the Airbus Software save with the Licensor’s prior written approval.

f)	should the Licensor have elected to provide the source code to the Licensee, have the right to study and test the Airbus Software, under conditions to be expressly specified by the Licensor, but in no event shall the Licensee have the right to correct, modify or translate the Airbus Software;

EXHIBIT I

g)	except with respect to Software Products intended to be used on ground, use the Airbus Software exclusively on the referenced machines and the declared sites;

h)	not attempt to discover or re-write the Airbus Software source codes in any manner whatsoever;

i)	not delete any identification or declaration relative to the intellectual property rights, trademarks or any other information related to ownership or intellectual property rights in the Airbus Software;

j)	not pledge, sell, distribute, grant, sublicense, lease, lend, whether on a free-of-charge basis or against payment, or permit access on a time-sharing basis or any other utilization of the Airbus Software, whether in whole or in part, for the benefit of a third party.

With respect to Software Products intended for use on ground, the Licensor shall be entitled, subject to providing reasonable prior written notice thereof to the Licensee, to verify at the Licensee’s facilities whether the conditions specified in the present Software License are fulfilled.

7.	TRAINING

In addition to the User Guide provided with the Airbus Software, training and other assistance may be provided upon the Licensee’s request, subject to the conditions set forth in the Agreement. Such assistance or training shall not operate to relieve the Licensee of its sole responsibility with respect to the use of the Airbus Software under this Software License.

8.	PROPRIETARY RIGHTS – RIGHT TO CORRECT AND MODIFY

8.1	The Airbus Software is proprietary to the Licensor or the Licensor has acquired the intellectual property rights necessary to grant this Software License. The copyright and all other proprietary rights in the Airbus Software are and shall remain the property of the Licensor.

8.2	The Licensor reserves the right to correct and modify any Airbus Software at its sole discretion and the Licensee shall not undertake any correction or modification of the Airbus Software without the Licensor’s prior written approval. The Licensee shall install any Updates provided by the Licensor, at its own cost, in accordance with the time schedule notified with the provision of such Update(s). In the event of the Licensee failing to install any such Update(s), the Licensor shall be relieved of any warranty or liability of any kind with respect to the conformity or operation of the Airbus Software.

9.	COPYRIGHT INDEMNITY

9.1	Indemnity

9.1.1

Subject to the provisions of Article 9.2.3, the Licensor shall defend and indemnify the Licensee from and against any damages, costs and expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement, or claim of infringement, by any Airbus Software provided by the Licensor, of any copyright, provided that the Licensor’s obligation to indemnify

EXHIBIT I

shall be limited to infringements in countries which, at the time of the infringement or alleged infringement, are members of The Berne Union and recognize computer software as a “work” under the Berne Convention.

9.1.2	In the event that the Licensee is prevented from using the Airbus Software for infringement of a copyright referred to in Article 9.1.1 (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at between claimant, Licensor and Licensee), the Licensor shall at its expense either:

(i)	procure for the Licensee the right to use the same free of charge to the Licensee; or

(ii)	replace the infringing part of the Airbus Software as soon as possible with a non-infringing substitute complying in all other respects with the requirements of this Software License. In addition the Licensor will reimburse the Licensee for any charges costs and expenses incurred by the Licensee in connection with such infringement.

9.2	Administration of Copyright Indemnity Claims

9.2.1	If the Licensee receives a written claim or a suit is threatened or commenced against the Licensee for infringement of a copyright referred to in Article 9.1 as a result of the use of the Airbus Software, the Licensee shall:

(i)	forthwith promptly notify the Licensor following the Licensee receiving notice of the same, giving particulars thereof to the extent known by the Licensee.;

(ii)	upon the Licensor’s request, furnish to the Licensor all data, papers and records within the Licensee’s control or possession relating to such claim or suit;

(iii)	refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-Article (iii) shall prevent the Licensee from paying such sums as may be required in order to obtain the release of the Aircraft, or the allegedly infringing part, software or Other Items provided such payment, to the extend permitted by any applicable laws, is accompanied by a denial of liability and is made without prejudice;

(iv)	fully co-operate with, and render all such assistance to the Licensor as be may be pertinent to the defense or denial of the suit or claim provided the same is at no out-of-pocket cost to the Licensor; and

(v)	act in such way as to mitigate damages and/or reduce the amount of royalties that may be payable as well as to minimize costs and expenses but in each case only to the extent that doing so would not materially adversely affect the Licensee’s operation or result in any out-of-pocket cost to the Licensee not inde;nified by the Licensor.

9.2.2	The Licensor may, upon commitment to the Licensee in writing that it will indemnify the Licensee as provided herein, assume and conduct the defense or settlement of any suit or claim in the manner that, in the Licensor’s opinion, it deems proper. In the event that the Licensor shall be entitled, either in its own name or on behalf of the Licensee, to conduct such defense with the party or parties alleging infringement.

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9.2.3	The Licensor’s obligations and the Licensee’s remedies hereunder shall be conditional upon the strict and timely compliance by the Licensee with the terms of this Clause 9 and of Clauses 6(e), 6(h), 6(i) and 8.2 and are exclusive and in substitution for, and the Licensee hereby waives, releases and renounces all other obligations and liabilities of the Licensor and rights, claims and remedies of the Licensee against the Licensor, express or implied, arising by law or otherwise with respect to any infringement or claim of infringement of any copyright.

THE INDEMNITY PROVIDED IN THIS ARTICLE 9 AND THE OBLIGATIONS AND LIABILITIES OF THE LICENSOR UNDER THIS ARTICLE 9 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE LICENSEE HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE LICENSOR AND RIGHTS, CLAIMS AND REMEDIES OF THE LICENSEE AGAINST THE LICENSOR, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED COPYRIGHT INFRINGEMENT OR THE LIKE BY ANY AIRFRAME, PART OR SOFTWARE INSTALLED THEREIN AT DELIVERY, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS ARTICLE WILL REMAIN IN FULL FORCE AND EFFECT. THIS INDEMNITY AGAINST COPYRIGHT INFRINGEMENTS WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE LICENSOR AND THE LICENSEE.

10.	CONFIDENTIALITY

The Airbus Software, this Software License and their contents are designated as confidential. The Licensee undertakes not to disclose the Software License, the Airbus Software or any parts thereof to any third party without the prior written consent of the Licensor, except to the lessee in case of lease of an Aircraft or to the buyer in case of resale of an Aircraft, without prejudice to any provisions set forth in the Agreement. In so far as it is necessary to disclose aspects of the Airbus Software to the Licensee’s employees, such disclosure is permitted solely for the purpose for which the Airbus Software is supplied and only to those employees who need to know the same, save as permitted herein or where otherwise required pursuant to an enforceable court order or any governmental decision or regulatory provision imposed on the Licensee, provided that reasonable prior notice of the intended disclosure is provided to the Licensor.

The obligations of the Licensee to maintain confidentiality shall survive the termination of this Software License for a period of ten (10) years.

11.	ACCEPTANCE

On Board Certified Software shall be deemed accepted as part of the Technical Acceptance Process set out in Clause 8 of the Agreement.

Software Products shall be deemed accepted upon delivery thereof unless otherwise specifically provided for in the Agreement.

EXHIBIT I

12.	WARRANTY

12.1	On Board Certified Software

Any On Board Certified Software installed on board an Aircraft at Delivery thereof shall be deemed a Warranted Part for the purposes of Clause 12.1 of the Agreement and the relevant provisions of such Clause 12.1 shall be fully applicable to such On Board Certified Software.

12.2	Software Products

The Licensor warrants that Software Products are prepared in accordance with the state of art at the date of their conception and shall perform substantially in accordance with their functional and technical specifications current at the time of their delivery.

Should Software Products be found not to conform to their documentation, the Licensee shall notify the Licensor promptly, but no later than four (4) months after delivery of Software Products, in such case, the exclusive liability of the Licensor shall be to take reasonable, and proper steps to correct and/or replace Software Products at its own expense.

12.3	The Licensor shall be relieved of any obligations under Articles 12.1 and 12.2 in case of:

(i)	Airbus Software defects or non-conformities caused by alterations or modifications to the Airbus Software carried out without the prior approval of the Licensor;

(ii)	Airbus Software defects or non-conformities caused by negligence of the Licensee or other causes beyond the Licensor’s reasonable control;

(iii)	Failure of the Licensee to install any Update in accordance with Article 8 hereof;

(iv)	Airbus Software defects or non-conformities caused by errors in or modifications of or Updates to operating systems, databases or other software or hardware with which the Airbus Software interfaces, where such elements have not been provided by the Licensor.

The Licensee shall be responsible for the cost and expense of any correction services provided by the Licensor as a result of any of the foregoing exclusions. Such correction services shall be subject to the then applicable commercial conditions.

12.4	EXCLUSIVITY OF WARRANTIES

AS BETWEEN THE LICENSEE AND THE LICENSOR, THIS ARTICLE 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE LICENSOR, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE LICENSEE, WHETHER UNDER THIS SOFTWARE LICENSE OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRBUS SOFTWARE AND SERVICES DELIVERED BY THE LICENSOR UNDER THIS SOFTWARE LICENSE.

THE LICENSEE RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS ARTICLE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE LICENSEE FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS SOFTWARE LICENSE. THE LICENSEE HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE LICENSOR AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE LICENSEE AGAINST THE LICENSOR, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRBUS SOFTWARE AND/OR SERVICES DELIVERED BY THE LICENSOR UNDER THIS SOFTWARE LICENSE, INCLUDING BUT NOT LIMITED TO:

(8)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

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(9)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(10)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(11)	ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(12)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(13)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(14)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(e)	LOSS OF USE OR REPLACEMENT OF ANY AIRBUS SOFTWARE PROVIDED UNDER THIS SOFTWARE LICENSE;

(f)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRBUS SOFTWARE PROVIDED UNDER THIS SOFTWARE LICENSE;

(g)	LOSS OF PROFITS AND/OR REVENUES;

(h)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS SOFTWARE LICENSE SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE LICENSOR AND THE LICENSEE. IN THE EVENT THAT ANY PROVISION OF THIS ARTICLE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS ARTICLE 12 SHALL REMAIN IN FULL FORCE AND EFFECT.

THE ABOVE LIMITATION WILL NOT BE INTERPRETED TO IMPAIR THE EXPRESS CONTRACTUAL WARRANTIES OR GUARANTEES GRANTED TO THE LICENSEE ELSEWHERE UNDER THIS SOFTWARE LICENSE OR TO RELIEVE THE LICENSOR OF ANY OF ITS EXPRESS CONTRACTUAL OBLIGATIONS UNDER THIS SOFTWARE LICENSE. THIS ARTICLE 12.4 SHALL NOT BE INTERPRETED TO IMPAIR ANY LICENSOR AFFILIATE OR ANY SUPPLIER.

FOR THE PURPOSE OF THIS ARTICLE 12.4, “LICENSOR” SHALL BE UNDERSTOOD TO INCLUDE THE LICENSOR AND ITS AFFILIATES EXCEPT FOR ANY AFFILIATE THAT IS A SUPPLIER AND IS PROVIDING A SEPARATE WARRANTY TO THE LICENSEE.

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13.	LIABILITY AND INDEMNITY

The Airbus Software is supplied under the express condition that the Licensor shall have no liability in contract or in tort arising from or in connection with the use and/or possession by the Licensee of the Airbus Software and that the Licensee shall indemnify and hold the Licensor harmless from and against any liabilities and claims from third parties arising from such use and/or possession. Nothing in this Article 13 shall be construed to limit or negate the Licensor’s liability under Article 9.

14.	EXCUSABLE DELAYS

14.1	The Licensor shall not be responsible nor be deemed to be in default on account of delays in delivery of any Airbus Software or Update due to causes reasonably beyond the Licensor’s or its subcontractors’ control including but not limited to: natural disasters, fires, floods, explosions or earthquakes, epidemics or quarantine restrictions, serious accidents, total or constructive total loss, any act of the government of the country of the Licensee or the governments of the countries of Licensor or its subcontractors, war, insurrections or riots, failure of transportation, communications or services, strikes or labor troubles causing cessation, slow down or interruption of services, inability after due and timely diligence to procure materials, accessories, equipment or parts, failure of a subcontractor or supplier to furnish materials, accessories, equipment or parts due to causes reasonably beyond such subcontractor’s or supplier’s control or failure of the Licensee to comply with its obligations arising out of the present Software License.

14.2	The Licensor shall, as soon as practicable after becoming aware of any delay falling within the provisions of this Article, notify the Licensee of such delay and of the probable extent thereof and shall, subject to the conditions as hereinafter provided and as soon as practicable after the removal of the cause or causes for delay, resume delivery of the delayed Airbus Software or Update.

15.	TERMINATION

In the event of breach of an obligation set forth in this Software License by either the Licensor or the Licensee or failure to comply with the commercial conditions applicable to Airbus Software as set forth in the Agreement, which is not cured within 30 days from the date of receipt of a written notice notifying the breach, the non-breaching party shall be entitled to terminate this Software License.

In the event of termination for any cause, the Licensee shall no longer have any right to use the Airbus Software and shall return to the Licensor all copies of the Airbus Software and any relating documentation together with an affidavit to that effect. In case of breach by the Licensee, the Licensor shall be entitled to retain any amount paid for the ongoing year.

16.	GENERAL PROVISIONS

16.1	This Software License is an Exhibit to the Agreement and integrally forms part thereof. As a result, any non-conflicting terms of the Agreement are deemed incorporated herein to the extent they are relevant in the context of this Software License.

16.2	In the event of any inconsistency or discrepancy between any term of this Software License and any term of the Agreement (including any other Exhibit or Appendices thereto), the terms of this Software License shall take precedence over the conflicting terms of the Agreement to the extent necessary to resolve such inconsistency or discrepancy.

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16.3	This Software License is subject to and construed and the performance thereof shall be determined in accordance with the laws in effect in the State of New York without regard to conflict of laws principles that could result in the application of the laws of any other jurisdiction. All disputes arising in connection with this Software License shall be submitted to the competent courts of New York and the parties hereby agree to submit to the jurisdiction of those courts.

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PART 2

GENERAL TERMS AND CONDITIONS

OF

ACCESS TO

AND

USE OF

AIRBUSWORLD

This document and all information contained herein is the sole property of AIRBUS S.A.S. No intellectual property rights are granted by the delivery of this document or the disclosure of its content. This document shall not be reproduced or disclosed to a third party without the express written consent of AIRBUS S.A.S. This document and its content shall not be used for any purpose other than that for which it is supplied.

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Preamble

For the sole purposes of the General Terms and Conditions of Access to and Use of AirbusWorld (the “GTC”), the Buyer and the Seller hereby agree that in such GTC:

“The Seller” shall be referred to as AIRBUS S.A.S.,

“The Buyer” shall be referred to as “the Company”,

“The Agreement” shall have the meaning assigned thereto in the GTC.

For the sake of clarification, it is understood that the term “Agreement” as defined in the Clause 00B shall be referred to within the GTC with the meaning assigned thereto under the definition of “Contracts”

GENERAL TERMS AND CONDITIONS OF ACCESS TO AND USE OF

AIRBUSWORLD

ARTICLE 1: DEFINITIONS

Administrator(s):	Company’s employee(s) appointed by the Company, entitled to represent the Company for and in the management of the Agreement and responsible for the compliance by the Designated Users and the Company’s employees with the Agreement.

Agreement	The agreement between the Parties shall be understood as including, in the following order of precedence, (i) Specific Terms and Conditions applicable to specific Services if any and to that extent only, (ii) these General Terms and Conditions, and any other relating functional or technical document agreed between the Parties, it being understood that, in the event of any inconsistency the former ranking document shall prevail over the following one(s) to the extent of such inconsistency.

AIRBUS S.A.S.	AIRBUS S.A.S, a French Société par Actions Simplifiée, with a share capital of Euros 2 704 375, registered with the Trade and Companies Registry of Toulouse (France) under n° 383 474 814 and whose registered office is located 1 Rond Point Maurice Bellonte, 31700 Blagnac, France

AIRBUS	Collectively AIRBUS S.A.S and the legal entities controlled by AIRBUS S.A.S, the term “control” meaning the direct or indirect ownership of at least fifty percent (50%) of the voting stocks in such legal entities.

AIRBUS Data	Any and all data, information and material made accessible and available by AIRBUS to the Company through AW.

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AW	AirbusWorld, access to which may be given by AIRBUS S.A.S. to Designated Users of the Company

Company	The company entering into these General Terms and Conditions as identified on the execution page of this document.

Company Data	Any and all data, information and other material made accessible and available by the Company to AIRBUS through AW.

Contracts	Any and all present and future contracts, agreements or letters, the terms of which imply a commitment of the Company and/or AIRBUS other than related to the present Agreement, namely but without limitation: confidentiality agreements, exchanges in the course of a call for tender, contracts for the supply of services, procurement/sale agreements, aircraft purchase agreements, co-operation agreements, research contracts, maintenance contracts.

Data	Collectively the AIRBUS Data and the Company Data.

Databases	Any and all collections of independent works, data or other materials arranged in a systematic or methodical way and individually accessible by electronic or other means by the Company through AW.

Designated Users	Employees of the Company authorized by a Company Administrator to access and use AW.

Identification Codes	Confidential and personal identification codes attached to each Designated User and which formally identify each Designated User accessing and using AW.

Party or Parties	Individually or collectively AIRBUS S.A.S. and/or the Company.

Services	Any and all on line services made available to the Company through AW under the terms and conditions of the Agreement.

Specific Terms and Conditions	Terms and conditions under which AIRBUS S.A.S. grants access to specific Services to the Company.

System	Equipment (hardware, software, connections, etc) set up by AIRBUS S.A.S. and enabling AIRBUS S.A.S. to provide the Services on AW through the internet.

User Documentation	Documentation intended for the Administrators and Designated Users of AW describing the technical means enabling connection to the System and access to AW and providing information related to the use of AW and/or the Services. User Documentation may be modified from time to time by AIRBUS S.A.S and is available on AW.

EXHIBIT I

ARTICLE 2: PURPOSE / CONTRACTUAL DOCUMENTS

2.1	The purpose of these General Terms and Conditions is to define the terms and conditions under which AIRBUS S.A.S. authorizes the Company to access and use AW and to benefit from some of the Services offered through the latter.

2.2	Access to and use of certain Services may be subject to acceptance by the Company of Specific Terms and Conditions.

2.3	AW may be used by the Company for the purpose of exchanging information with AIRBUS and specifically for the performance of the Contracts. The Agreement shall not be construed as interfering with the terms and conditions of any such Contracts. The terms and conditions of the Contracts shall in any case prevail over the terms of the Agreement.

2.4	The Company and AIRBUS shall not exchange Data through AW that are not necessary for professional or business purposes as mentioned in Article 2.3. Activities directly or indirectly related to spamming are prohibited on AW.

2.5	Should there be a need for the Company to use AW in its quality of subcontractor of a supplier, a customer, or a co-contractor of AIRBUS (hereafter individually and collectively an “AIRBUS Co-contractor”), then the Company hereby guarantees that it is duly authorised by such AIRBUS Co-contractor to request from AIRBUS S.A.S. an access to AW and the use of the Services. The Agreement between AIRBUS S.A.S. and the Company is entered into for the sole purpose of the use of AW and shall in no event be construed as a change to the contracts entered into by AIRBUS and the AIRBUS Co-contractor and/or establish a direct contractual relationship between AIRBUS and the Company other than the Agreement.

ARTICLE 3: EXTENT OF ACCESS TO AND USE OF AW

3.1	AIRBUS S.A.S. grants to the Company, a worldwide, personal, non-exclusive and non-transferable right to access and use AW and the Services, pursuant to the terms and conditions of and for the duration of the Agreement. The Company shall not fully or partially assign, sublicense nor subcontract any of its rights and/or obligations under the Agreement, without the express prior written authorization of AIRBUS S.A.S.

3.2	No right other than that provided in Article 3.1 above is granted by AIRBUS S.A.S. to the Company under these General Terms and Conditions, and the Company shall not, directly or indirectly, without limitation, extract, reproduce, represent, adapt, modify and/or translate, all or part of AW, the System and/or the Databases, nor create any derivative work therefrom, nor use any and/or all of the aforesaid elements for any purposes other than those agreed upon between the Parties.

3.3	AW, the System, the Databases and the AIRBUS Data shall remain the sole ownership of AIRBUS and/or its licensors.

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ARTICLE 4: ADMINISTRATORS AND DESIGNATED USERS

4.1	AIRBUS S.A.S. shall propose on-line standard training for the Administrator on AW at AIRBUS S.A.S’ expense and AIRBUS S.A.S. shall make available appropriate documentation to the Designated Users.

4.2	The Company shall be solely responsible for the enforcement of the Agreement by its employees, including the Administrator(s) and the Designated Users. The Company shall ensure, at its own expense, that the Administrator(s) and the Designated Users are qualified and properly trained for the purpose of the performance of the Agreement.

4.3	The Company shall designate one Administrator. AIRBUS S.A.S. may, at its sole discretion and upon the Company’s request, authorise in writing the Company to designate additional Administrator(s), provided the Company defines non-overlapping areas and/or timeframes for each of the Administrators, e.g. for different branches or sites of the Company. It is understood that the Company shall be solely responsible in the event of inconsistent instructions received from the Administrators.

4.4	The Administrator(s) shall have the capacity to represent the Company with respect to the execution and performance of any contractual document related to the access, use and operation of AW.

4.5	The Administrator(s) shall appoint Designated Users among the employees of the Company. Each Designated User shall be provided with a personal and confidential Identification Code, at AIRBUS S.A.S.’ discretion, either by the Administrator, by AIRBUS S.A.S. or by an independent, reputable and reliable organism.

4.6	Each and every access, use and operation of AW with an Identification Code shall be deemed to have been made by the corresponding Designated User.

4.7	The Company shall ensure that:

(I)	each Identification Code is used by the corresponding Designated User only and is personal to such Designated User;

(II)	each personal Identification Code shall not be communicated to any person other than the corresponding Designated User;

(III)	each Designated User accesses and uses AW in accordance with the specific rights he/she has been granted under the Agreement;

(IV)	no third party can access the Identification Codes or AW.

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4.8	Should the Company become aware of any potential risk that Identification Code(s) could be or could have been disclosed to anyone other than the corresponding Designated User, then the Administrator(s) shall, without any delay, cancel the access to AW in respect of such Identification Code(s) and notify AIRBUS S.A.S. of such potential risk and of such cancellation of the Identification Code(s), notwithstanding AIRBUS S.A.S.’ rights to cancel such access.

4.9	The Company shall inform AIRBUS S.A.S., without any delay, of (i) any modification in the professional situation of the Administrator(s) and/or Designated Users, including without limitation leave or resignation from the Company, (ii) the termination/expiration of any or all of the Contracts (iii) the termination/expiration of any contract of the Company with an AIRBUS Co-contractor as referred to in Article 2.5 above. In any of such cases, the Company shall without delay cancel the access to AW for the corresponding Designated Users, notwithstanding AIRBUS S.A.S.’ rights to cancel such access.

4.10	Should any one of Designated Users and/or Administrators not comply with any provision of the Agreement and/or any applicable laws and regulations, or should AIRBUS S.A.S. fear that his/her access may possibly result in a breach of the Agreement, including but not limited to confidentiality and/or security provisions and/or result in an illegal situation, AIRBUS S.A.S. shall be entitled, at any time, without prejudice to its other rights and without prior notice, to restrict or suspend access to all or part of AW by any or all such Designated User(s) and/or Administrator(s).

ARTICLE 5: ACCESS REQUIREMENTS

5.1	The Company shall, at its own costs and under its sole responsibility and liability, procure, install and maintain the information technology equipment necessary to access the System and AW. The Company shall use all care and means available in the state of the art necessary to prevent intrusion of any third party and/or malicious codes into the System and/or AW.

5.2	The Company shall be responsible for obtaining and maintaining any relevant authorisations and/or accomplishing any and all relevant formalities necessary to have access to and benefit from AW as well as for performing its own obligations under the Agreement and/or any applicable laws and regulations.

5.3	AIRBUS S.A.S. shall be entitled, without limitation for security purposes, to at any time modify or have the Company modify, the Identification Codes. Any modification of such Identification Codes shall be notified by the modifying Party to the other Party.

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ARTICLE 6: CHARACTERISTICS AND AVAILABILITY OF AW

6.1	AIRBUS S.A.S. shall make its reasonable efforts to provide the necessary means in order to make AW accessible seven (7) days a week and twenty-four (24) hours a day. Should the access to or use of AW be disturbed, AIRBUS S.A.S. shall take all reasonable and proper steps to restore the access to or use of AW.

6.2	In this respect and without limitation, AIRBUS S.A.S. shall be entitled, at any time and without notification, to suspend, temporarily or permanently, access to all or part of AW:

(i)	in order to proceed with any maintenance of the System and/or updating of AW, the Databases and/or the Data;

(ii)	for security reasons;

(iii)	in order to comply with any regulatory constraints and/or court injunction or decision.

6.3	Should AIRBUS S.A.S. foresee that the unavailability of AW, in whole or in part, will exceed twenty-four (24) consecutive hours, AIRBUS S.A.S. shall make reasonable efforts to inform as promptly as possible the Company, by whatever means, of such unavailability.

6.4	Without prejudice to any other provision of the Agreement, should the Company be unable for any reason to access AW for more than twenty four (24) consecutive hours and/or for a period incompatible with the performance schedule of a Contract requiring the use of AW, the Company shall inform AIRBUS S.A.S. and the Parties shall determine together alternative solutions, related but not limited to, the exchange of data.

ARTICLE 7: CONFIDENTIALITY

7.1	Unless otherwise agreed upon in the Agreement and/or the Contracts, and unless the same information may be accessed in the freely accessible public area of AW, all information made available by the Company and AIRBUS to each other through AW shall be deemed confidential information and shall not be disclosed by the receiving party to any third party and shall not be used for any purpose other than those agreed upon by the Company and AIRBUS, even for the receiving party’s internal needs.

7.2	The Company hereby authorises AIRBUS to disclose such information within AIRBUS, provided the AIRBUS legal entities exchanging such information have entered with each other into a confidentiality agreement.

ARTICLE 8: EXCHANGE OF DATA

8.1	As part of the Services, AW enables the Company and AIRBUS to exchange or have access to the Data, for the purpose of collaboration between the Company and AIRBUS and/or performance of the Contracts.

8.2	The Company shall have the right to access to and use the AIRBUS Data, and AIRBUS shall have the right to access to and use the Company Data, solely to the extent defined in the Agreement and/or the Contracts.

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8.3	Except as otherwise agreed in the Agreement and/or the Contracts, the Company and AIRBUS may, during the term of the Agreement, for internal use only, adapt, translate, make hard copies and/or numeric reproductions of the Data received from the disclosing party, for the sole purpose of the Agreement and of, as the case may be, the performance of the Contract(s) or the collaboration of the Company and AIRBUS. The Data received from the disclosing party, their hard copies and numeric reproductions, may be processed by and circulated worldwide only to the employees of the receiving party having a need to know the same for the purpose of the Agreement and of, as the case may be, the performance of the Contract(s) or the collaboration of the Company and AIRBUS.

8.4	The Company and AIRBUS shall ensure that all proprietary rights and confidentiality mentions stated on any original document are replicated on any reproduction made thereof. Any translation and/or adaptation shall expressly state that it is a derivative from the original document. The Company and AIRBUS shall refrain from removing and/or altering any of these mentions.

8.5	The Company shall take care and use all means available in the state of the art at any time of the Agreement in order to prevent the Company Data from creating permanent or temporary disturbance of the operation and/or the use of the System, AW and/or the Database.

8.6	The Company shall immediately notify AIRBUS S.A.S. of the occurrence or possible occurrence of any of the events referred to in Article 8.5 above. Should AIRBUS S.A.S. be aware of any of such aforesaid events, it shall be entitled, without notice and without prejudice to its other rights, to delete the implicated Company Data from the System.

8.7	Taking into account the electronic nature of the Data exchanged through AW, the Company and AIRBUS agree to give to such electronic exchanges the same probatory value as exchanges made by registered mail.

8.8	Should any creation or development be made by the Company when accessing and using AW and/or exchanging Data with AIRBUS, then the rights of each party on such creation or development shall be determined pursuant to the corresponding Contract or Specific Terms and Conditions, if any.

ARTICLE 9: PRIVACY

9.1	AIRBUS S.A.S. and, when applicable, the Company shall comply at all times with their obligations under any local law towards the relevant authority(ies) with regard to data protection principles, including any personal data files or personal data automated processing systems and shall inform each other of any information system evolution which could affect such obligations.

9.2	The Company is hereby notified that AIRBUS may request personal data directly from the Administrator(s) and the Designated Users for accessing and using AW. The Company shall inform

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the Administrator(s) and the Designated Users (i) in accordance with applicable laws, and specifically with article 27 of the French law n°78-17 of January 6, 1978 when data are collected and/or processed in France, (ii) of the provisions of this Article 9 and their related rights.

9.3	The Company undertakes, according to article 27 of the French law n°78-17 of January 6, 1978, to inform the Administrator(s) and the Designated Users that:

(i)	failure to provide such data may prevent access to AW;

(ii)	such personal data shall be used by AIRBUS for the sole purpose of (a) security, operation and maintenance of AW and (b) the Services and/or communication to and information of the Administrator(s) and the Designated Users in respect of AW and the Services;

(iii)	such personal data may be transferred to AIRBUS service providers or other AIRBUS entities throughout the world; and

(iv)	they benefit from a right of access to and rectification of, their personal data archived by AIRBUS.

9.4	AW uses “cookies” (small data files transferred to computer hard drives for the sole purpose of recording computer connections to AW such as date, time, consulted pages, etc.). AIRBUS S.A.S. may access and record this information during Designated Users’ visits. The use of cookies is a prerequisite to the operation of AW and the Company recognizes that any Designated User exercising his/her right to disable cookies shall not have access to AW.

9.5	Personal data may be accessed by the Company, Administrators and/or Designated Users and, as the case may be, rectified upon written request to AIRBUS S.A.S, 1 Rond-Point Maurice Bellonte, 31707 Blagnac Cedex, France.

9.6	As the performance of the Agreement may imply cross-border transfer of personal data protected under New York law, the Company hereby declares that it is aware of (i) the Council of Europe Convention for the Protection of Individuals with regards to Automatic Processing of Personal Data, (ii) the European Directive n° 95/46/EC on the protection of individuals with regard to the processing of personal data and on the free movement of such data and the Company shall ensure that it remains aware of any further modification of the applicable laws in force and undertakes to respect the same.

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ARTICLE 10: WARRANTY / LIABILITY

10.1	To the extent permitted by New York law, the Company acknowledges that AW, including any and all of its supporting elements and contents, i.e. without limitation the System, the Databases and, unless otherwise stated in the Contracts, AIRBUS Data, are provided “as is” and “as available”.

10.2	To the extent permitted by New York law, AIRBUS S.A.S. neither warrants nor represents, without limitation, that (i) AW, the System, the Services and/or the User Documentation will meet the Company’s requirements and expectations, nor will be uninterrupted, timely, secure or error-free, (ii) the results that may be displayed through AW, the Data, Databases and/or any material obtained through AW will be accurate, reliable or error free.

10.3	Access to and use of AW are therefore performed at the Company’s sole risk and the Company shall be solely responsible and AIRBUS S.A.S. shall not be liable for damages, on whatever grounds, including third parties’ rights’ infringement, arising out or in connection with access, use, computer intrusion, security failure, or unavailability of the Services, AW and/or the materials contained therein or accessed there through. In no event, shall AIRBUS, their successive successors and assignees be liable for any damage, whether direct or indirect, such as but without limitation loss of data or of programs, loss of use, financial loss, any deterioration or infection by malicious codes of the Company’s information technology equipment (including but not limited to software, hardware, connections and/or any system or network).

10.4	Notwithstanding the preceding provisions, AIRBUS S.A.S. agrees to support the defence of the Company against any claim alleging that the normal use by the Company of the System infringes the intellectual property rights of any third party by answering the Company’s reasonable related information requests, provided the Company notifies AIRBUS S.A.S. in writing of any such claim within fifteen (15) days from the date it has knowledge of the latter.

10.5	Should any provision of the Agreement become prohibited or unlawful or unenforceable under any applicable law actually applied by any court of competent jurisdiction, such provision shall, to the extent required by such law, be severed from the Agreement and rendered ineffective insofar as possible without modifying the remaining provisions. Where, however, the provisions of any such applicable law may be waived, the Parties hereby agree that they shall waive such provisions to the fullest extent permitted by such law, with the result that the provisions of the Agreement shall be valid, binding and enforceable. The Parties agree to replace, as far as practicable, any provision which is prohibited, unlawful or unenforceable with another provision having substantially the same effect (in its legal and commercial content) as the replaced provision, but which is not prohibited, unlawful or unenforceable. The invalidity in whole or in part of any provision(s) of the Agreement shall not void or affect the validity of any other provision.

ARTICLE 11: DURATION / TERMINATION

11.1	These General Terms and Conditions shall enter into force on the date of their execution by both Parties. The entry into force or termination of these General Terms and Conditions shall not interfere in any way with the term of any Contracts in force.

The duration of any other contractual document entered into by the Parties as part of the Agreement shall be provided in the corresponding document. Should these General Terms and Conditions be terminated, all such documents shall, automatically and notwithstanding any other provision in the Agreement, be terminated concurrently therewith.

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In the event of the Company being in breach any of its obligations under the Agreement, AIRBUS S.A.S. shall be entitled, without prejudice to any of its other rights and without prior notice, to immediately and automatically suspend access to AW or terminate all or part of the Agreement.

11.2	Upon termination, for whatever reason, of all or part of the Agreement, the Company shall immediately, at AIRBUS S.A.S.’ discretion, (i) cease to access to AW and/or the corresponding Service(s) and (ii) return or destroy, except in the event that a dispute arises or is raised between the Company and AIRBUS under the Agreement or the Contracts, the Identification Codes as well as all AIRBUS Data the Company may have held in the frame of the terminated part of the Agreement.

11.3	Should a force majeure event occur and continue for a period of more than one (1) month, then either Party may terminate the Agreement upon written notice to the other Party.

ARTICLE 12: MISCELLANEOUS

Airbus S.A.S. is entitled to assign all or part of its rights and/or obligations under the Agreement to any legal entity controlled by AIRBUS S.A.S.

Airbus S.A.S. is entitled to subcontract any of its obligations under the Agreement.

The Agreement shall not be modified except through a written amendment signed by the duly authorized representatives of both Parties.

ARTICLE 13: LAW – JURISDICTION

THE AGREEMENT IS GOVERNED BY NEW YORK LAWS AND THE EXCLUSIVE JURISDICTION FOR ANY DISPUTE ARISING OUT OR IN CONNECTION WITH ITS EXISTENCE, VALIDITY, INTERPRETATION OR EXECUTION SHALL BE GIVEN TO THE COMMERCIAL COURTS AND TRIBUNALS OF NEW YORK, WITH AIRBUS RESERVING THE RIGHT TO PETITION ANY OTHER COMPETENT COURT.

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PART 3

END-USER SUBLICENSE AGREEMENT FOR SUPPLIER SOFTWARE

1.	DEFINITIONS

For the purposes of this end-user sublicense agreement for Supplier Software (the “Software Sublicense”) the following definitions shall apply:

“Agreement” means the Purchase Agreement of even date herewith covering the purchase and sale of the Aircraft subject thereof.

“Aircraft” means, individually or collectively, the Aircraft subject of the Agreement.

“Composite Work” means the package composed of various elements, such as database(s), software or data, and which necessitates the use of the Supplier Software.

“Permitted Purpose” means use of the Supplier Software by the Sublicensee for its own internal business needs, solely in conjunction with the Aircraft and in particular pertaining to (i) operation of the Aircraft; (ii) on ground operational support of the Aircraft; or (iii) related authorized customization of software.

“Sublicensee” means the Buyer under the Agreement.

“Sublicensor” means the Seller under the Agreement as authorized by the Supplier to sublicense the Supplier Software to the operators of Airbus aircraft.

“Supplier” means each of the Sublicensor’s suppliers owning the intellectual property rights in the corresponding Supplier Software (or holding the right to authorize the Sublicensor to sublicense such Supplier Software) and having granted to the Sublicensor the right to sublicense such Supplier Software.

“Supplier Product Support Agreement” shall have the meaning set forth in Clause 12.3.1.3 of the Agreement.

“Supplier Software” means each of the Supplier’s proprietary products including Composite Work, configurations, processes, rules (together with any related documentation) as well as any modifications, enhancements or extensions thereto, as may be provided by the Supplier or the Sublicensor from time to time and the supply of which to the Sublicensee is governed by a Supplier Product Support Agreement. The Supplier Software shall be supplied in machine-readable code form only, for use in connection with the Aircraft or operations related to the Aircraft. For the avoidance of doubt, this Software Sublicense does not apply to (i) any software embedded in any component, furnishing or equipment installed on the Aircraft and itself bearing a partnumber (ii) third party software not provided under a Supplier Product Support Agreement, including but not limited to any standard, “off the shelf” software (Components Off The Shelf/COTS) and (iii) open source software contained in the Supplier Software, if any, and it is hereby acknowledged and agreed by both parties hereto that such open source software is independently distributed on an “as is” basis under the respective license terms therefor, and that the Sublicensor disclaims any liability in relation to such open source software.

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“Update(s)” means any update(s) or replacement(s) to the Supplier Software licensed hereunder, which the Sublicensor or the Supplier, at their discretion, make generally available to the Sublicensee.

“User Guide” means the documentation, which may be in electronic format, designed to assist the Sublicensee in using the Supplier Software.

Capitalized terms used herein and not otherwise defined in this Software Sublicense shall have the meaning assigned thereto in the Agreement.

2.	LICENSE

In consideration of the purchase by the Sublicensee of the Aircraft, the Sublicensee is hereby granted a free of charge, worldwide and non-exclusive right to use the Supplier Software, for a Permitted Purpose. Each Supplier shall remain the owner of all intellectual property rights in the Supplier Software. There shall be one Software Sublicense granted in respect of each Aircraft purchased by the Sublicensee.

The Sublicensee hereby acknowledges that it is aware that certain Supplier Software subject of this Software Sublicense may incorporate some third party software or open source software components. The Sublicensee hereby agrees to be bound by the licensing terms and conditions applicable to such third party software and made available by the Sublicensor through AirbusWorld.

3.	ASSIGNMENT AND DELEGATION

3.1	Assignment

The Sublicensee may, at any time, assign or otherwise transfer all or part of its rights under this Software Sublicense only as part of, and to the extent of, a sale, transfer or lease of any or all of the Aircraft to which the Supplier Software are related provided that the Sublicensee causes the assignee to agree to the terms of this Software Sublicense.

The Sublicensee shall assign a Software Sublicense for all Supplier Software installed on the sold, transferred or leased Aircraft and shall retain all other Software Sublicenses attached to any Aircraft that the Sublicensee continues to operate.

In the event of any such assignment or transfer, the Sublicensee shall transfer the copies of the Supplier Software attached to the sold, transferred or leased Aircraft (including all component parts, media, any upgrades or backup copies, this Software Sublicense, and if applicable, certificate(s) of authenticity), except as otherwise instructed by the Sublicensor.

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3.2	Delegation

Without prejudice to Article 10 hereof, in the event of the Sublicensee intending to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), the Sublicensee shall notify the Sublicensor of such intention prior to any disclosure of this Software Sublicense and/or the Supplier Software to such Third Party.

The Sublicensee hereby undertakes to cause such Third Party to enter into appropriate licensing conditions with the corresponding Supplier and to commit to use the Supplier Software solely for the purpose of maintaining the Sublicensee’s Aircraft and/or processing the Sublicensee’s data.

4.	COPIES

Use of the Supplier Software is limited to the number of copies delivered by the Sublicensor to the Sublicensee and to the medium on which the Supplier Software is delivered. No reproduction shall be made without the written consent of the Sublicensor, except that the Sublicensee is authorized to copy the Supplier Software for back-up and archiving purposes. Any copy the Sublicensor authorizes the Sublicensee to make shall be performed under the sole responsibility of the Sublicensee. The Sublicensee agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Sublicensee makes of the Supplier Software.

5.	TERM

Subject to the Sublicensee having complied with the terms of this Software Sublicense, the rights under this Software Sublicense shall be granted from the date of Delivery of each Aircraft until the earlier of (i) the Aircraft ceasing to be operated, in which case the license rights pertaining to such Aircraft shall be deemed terminated for such Aircraft on the date of the last operation thereof by the Sublicensee or any of its assignees, or (ii) the Agreement, this Software Sublicense or any part thereof, being terminated for any reason whatsoever, in which case the Sublicensee shall immediately cease to use the affected Supplier Software upon the effective termination date.

6.	CONDITIONS OF USE

The Supplier Software shall only be used for the Permitted Purpose.

The Sublicensee shall be solely responsible for, and agrees to be careful in the use of, all outputs and results derived from the operation of the Supplier Software and all consequences, direct and indirect, relating to the use of such output and results. The Sublicensee agrees to use such outputs and results only once it has verified such outputs and results and has checked the relevance and correctness thereof, in the light of its particular needs.

The Sublicensee expressly acknowledges that it will take all appropriate precautions for the use of the Supplier Software, including without limitation measures required for its compliance with the User Guide or any information or directive regarding the use of the Supplier Software.

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Under the present Software Sublicense, the Sublicensee shall:

a)	not permit any parent, subsidiary, affiliate, agent or other third party to use the Supplier Software in any manner, including, but not limited to, any outsourcing, loan, commercialization of the Supplier Software or commercialization by merging the Supplier Software into another software or adapting the Supplier Software, without the prior written consent from the Supplier;

b)	do its utmost to maintain the Supplier Software and the relating documentation in good working condition, in order to ensure the correct operation thereof;

c)	use the Supplier Software in accordance with such documentation and the User Guide, and ensure that the personnel using the Supplier Software has received appropriate training;

d)	use the Supplier Software exclusively in the technical environment defined in the applicable User Guide, except as otherwise agreed in writing between the parties;

e)	except as permitted by New Yorklaw, not alter, reverse engineer, modify, correct, translate, disassemble, decompile or adapt the Supplier Software, nor integrate all or part of the Supplier Software in any manner whatsoever into another software product; nor create a software product derived from the Supplier Software save with the Supplier’s prior written approval;

f)	should the Sublicensor or the Supplier have elected to provide the source code to the Sublicensee, have the right to study and test the Supplier Software, under conditions to be expressly specified by the Sublicensor, but in no event shall the Sublicensee have the right to correct, modify or translate the Supplier Software;

g)	not attempt to discover or re-write the Supplier Software source codes in any manner whatsoever;

h)	not delete any identification or declaration relative to the intellectual property rights, trademarks or any other information related to ownership or intellectual property rights in the Supplier Software;

i)	not pledge, sell, distribute, grant, sublicense, lease, lend, whether on a free-of-charge basis or against payment, or permit access on a time-sharing basis or any other utilization of the Supplier Software, whether in whole or in part, for the benefit of a third party;

7.	TRAINING

In addition to the User Guide provided with the Supplier Software, training and other assistance shall be provided upon the Sublicensee’s request, subject to conditions set forth in the Agreement. Such assistance or training shall not operate to relieve the Sublicensee of its sole responsibility with respect to the use of the Supplier Software under this Software Sublicense.

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8.	PROPRIETARY RIGHTS – RIGHT TO CORRECT AND MODIFY

8.1	The Supplier Software is proprietary to the Supplier and the Sublicensor represents and warrants that it has been granted the intellectual property rights necessary to grant this Software Sublicense. The copyright and all other proprietary rights in the Supplier Software are and shall remain the property of the Supplier.

8.2	The Supplier may correct or modify its Supplier Software from time to time at its sole discretion and the Sublicensee shall not undertake any correction or modification of the Supplier Software without the Sublicensor’s prior written approval. The Sublicensee shall install any Updates provided either by the Supplier or the Sublicensor in accordance with the time schedule notified with the provision of such Update(s). In the event of the Sublicensee failing to install any such Update(s), both the Sublicensor and the Supplier shall be relieved of any warranty or liability of any kind with respect to the conformity or operation of the Supplier Software.

9.	COPYRIGHT INDEMNITY

The Sublicensee hereby accepts the transfer to its benefit of all transferable and enforceable copyright indemnity conditions related to the corresponding Supplier Software and contained in the applicable Supplier Product Support Agreement.

10.	CONFIDENTIALITY

The Supplier Software, this Software Sub-license and their contents are designated as confidential. The Sublicensee undertakes not to disclose the Software Sub-license, the Supplier Software or any parts thereof to any third party without the prior written consent of the Sublicensor, except to the lessee in case of lease of an Aircraft or to the buyer in case of resale of the Aircraft, without prejudice to any provisions set forth in the Agreement. In so far as it is necessary to disclose aspects of the Supplier Software to the Sublicensee’s employees, such disclosure is permitted solely for the purpose for which the Supplier Software is supplied and only to those employees who need to know the same, save as permitted herein or where otherwise required pursuant to an enforceable court order or any governmental decision or regulatory provision imposed on the Sublicensee, provided that reasonable prior notice of the intended disclosure is provided to the Sublicensor.

The obligations of the Sublicensee to maintain confidentiality shall survive the termination of this Software Sublicense for a period of ten (10) years.

11.	ACCEPTANCE

Supplier Software shall be deemed accepted as part of the Technical Acceptance Process set out in Clause 8 of the Agreement.

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12	WARRANTY

The Sublicensee hereby accepts the transfer to its benefit of all transferable and enforceable warranties related to the corresponding Supplier Software and contained in the applicable Supplier Product Support Agreement.

As a result, THE SUBLICENSEE acknowledges that the transferable and enforceable warranties, OBLIGATIONS and LIABILITIES contained in the Supplier Product Support Agreement shall constitute the sole and exclusive remedy available in the event of any defect or non-conformity of the Supplier Software.

Neither the Supplier nor the Sublicensor shall have any liability for data that is entered into the Supplier Software by the Sublicensee and/or used for computation purposes.

13	LIABILITY AND INDEMNITY

The Supplier Software is supplied under the express condition that neither the Supplier nor the Sublicensor shall have any liability in contract or in tort arising from or in connection with the use and/or possession by the Sublicensee of the Supplier Software and that the Sublicensee shall indemnify and hold the Sublicensor and the Supplier harmless from and against any liabilities and claims from third parties arising from such use and/or possession.

14	EXCUSABLE DELAYS

14.1	Neither the Sublicensor nor the Supplier(s) shall be responsible nor be deemed to be in default on account of delays in delivery of any Supplier Software or Updates due to causes reasonably beyond Sublicensor’s or its suppliers’ or subcontractors’ (including the Supplier) control including but not limited to: natural disasters, fires, floods, explosions or earthquakes, epidemics or quarantine restrictions, serious accidents, total or constructive total loss, any act of the government of the country of the Sublicensee or the governments of the countries of Sublicensor or its subcontractors or its suppliers (including the Supplier), war, insurrections or riots, failure of transportation, communications or services, strikes or labor troubles causing cessation, slow down or interruption of services, inability after due and timely diligence to procure materials, accessories, equipment or parts, failure of a subcontractor or supplier (including the Supplier) to furnish materials, accessories, equipment or parts due to causes reasonably beyond such subcontractor’s or supplier’s (including the Supplier) control or failure of the Sublicensee or the Supplier to comply with its obligations arising out of the present Software Sublicense.

14.2	The Sublicensor shall, and/or shall cause the Supplier to, as soon as practicable after becoming aware of any delay falling within the provisions of this Article, notify the Sublicensee of such delay and of the probable extent thereof and shall, subject to the conditions as hereinafter provided and as soon as practicable after the removal of the cause or causes for delay, resume delivery of the delayed Supplier Software or Update.

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15	TERMINATION

In the event of breach of an obligation set forth in this Software Sublicense by either the Sublicensor or the Sublicensee, which is not cured within 30 days from the date of receipt of a written notice notifying the breach, the non-breaching party shall be entitled to terminate this Software Sublicense.

In the event of termination for any cause, the Sublicensee shall no longer have any right to use the Supplier Software and shall return to the Supplier all copies of the Supplier Software and any relating documentation together with an affidavit to that effect.

16	GENERAL PROVISIONS

16.1	This Software Sublicense is an Exhibit to the Agreement and integrally forms part thereof. As a result, any non-conflicting terms of the Agreement are deemed incorporated herein to the extent they are relevant in the context of this Software Sublicense.

16.2	In the event of any inconsistency or discrepancy between any term of this Software Sublicense and any term of the Agreement (including any Appendix or other Exhibits thereto), the terms of this Software Sublicense shall take precedence over the conflicting terms of the Agreement to the extent necessary to resolve such inconsistency or discrepancy.

16.3	The Sublicensee acknowledges that the Supplier Software covered under the present Sub-license Agreement is also subject to the conditions relative to each Supplier Software set forth in the corresponding Supplier Product Support Agreement. In the event of any inconsistency between the terms of this Sub-license Agreement and the terms contained in the corresponding Supplier Product Support Agreement, the latter shall prevail to the extent of such inconsistency.

16.4	This Software Sublicense is subject to and construed and the performance thereof shall be determined in accordance with the laws in effect in the State of New York without regard to conflict of laws principles that could result in the application of the laws of any other jurisdiction. All disputes arising in connection with this Software Sublicense shall be submitted to the competent courts of New York and the parties hereby agree to submit to the jurisdiction of those courts.

LETTER AGREEMENT N°1

AVIANCATACA HOLDING S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: [*]

AVIANCATACA HOLDING S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°1 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°1

LETTER AGREEMENT N°1

*	[Two pages have been omitted in accordance with a request for confidential treatment.]

1.5.2	Sharklets Availability for Current Standard Aircraft

Should the Buyer require A320 Family Aircraft to be equipped with Sharklets, the Seller shall grant such request, based on the current industrial availability of such devices, and no earlier than the available timeframes indicated in the table below:

Aircraft Type	Earliest Availability Timeframe
A319-100	[*]
A320-200	[*]
A321-200	[*]

Such optional incorporation of the Sharklets onto any A320 Family Aircraft shall be made by way of execution of an SCN.

Any A320 Family Aircraft which the Buyer would elect to equip with Sharklets shall be made at commercial conditions set forth in Clause 3.1 (iv) to the Agreement. In addition, The Seller shall grant the Buyer, upon Delivery of each such A320 Family Aircraft equipped with Sharklets, the [*]

1.6	Specific A321 Aircraft & A321 NEO Aircraft Conditions

1.6.1	Definitions

For the purpose of this Clause 1.4 to Letter Agreement N°1 to the Agreement, the following capitalized terms shall have the meaning set out below:

Backlog Aircraft	Means any and all A320 Family aircraft ordered to the Seller pursuant to either the 2007 A320 Purchase Agreement or the 1998 A320 Purchase Agreement.

2007 A320 Purchase Agreement

Means the A320 Family purchase agreement dated April 16th, 2007 and made between Airbus S.A.S and Aerovias del Continente Americano S.A. Avianca.

1998 A320 Purchase Agreement

Means the A320 Family purchase agreement dated March 19th, 1998 and made between Airbus S.A.S and Atlantic Aircraft Holding Limited.

1.6.2	A321 & A321 NEO Aircraft

[*]

1.7

[*]

2.	Assignment

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°1

LETTER AGREEMENT N°1

or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

3.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

4.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°1

LETTER AGREEMENT N°1

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVIANCATACA HOLDING S.A.		AIRBUS S.A.S.

By:	/s/ Elisa Murgas de Moreno	By:	/s/ Christophe Mourey

Its:	Secretary	Its:	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°1

LETTER AGREEMENT N°2

AVIANCATACA HOLDING S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: [*]

AVIANCATACA HOLDING S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°2 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°2

LETTER AGREEMENT N°2

1.	The Seller agrees to delete sub-Clause 5.3.3 of the Agreement in its entirety and replace it with the following quoted text:

QUOTE

5.3.3	Such [*] shall be made in accordance with the following schedule:

[*]

The Buyer shall [*]

2.	Assignment

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

3.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

4.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°2

LETTER AGREEMENT N°2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AVIANCATACA HOLDING S.A.		AIRBUS S.A.S.

By:	/s/ Elisa Murgas de Moreno	By:	/s/ Christophe Mourey

Its:	Secretary	Its:	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°2

LETTER AGREEMENT N°3

AVIANCATACA HOLDING S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: [*]

AVIANCATACA HOLDING S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°3 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

[*]

2.	Assignment

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°3

LETTER AGREEMENT N°3

3.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

4.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°3

LETTER AGREEMENT N°3

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AVIANCATACA HOLDING S.A.		AIRBUS S.A.S.

By:	/s/ Elisa Murgas de Moreno	By:	/s/ Christophe Mourey

Its:	Secretary	Its:	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°3

LETTER AGREEMENT N°4

AVIANCATACA HOLDING S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: [*]

AVIANCATACA HOLDING S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°4 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

[*]

4.	Assignment

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°4

LETTER AGREEMENT N°4

5.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

6.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°4

LETTER AGREEMENT N°4

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AVIANCATACA HOLDING S.A.		AIRBUS S.A.S.

By:	/s/ Elisa Murgas de Moreno	By:	/s/ Christophe Mourey

Its:	Secretary	Its:	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°4

LETTER AGREEMENT N°5

AVIANCATACA HOLDING S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: [*]

AVIANCATACA HOLDING S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°5 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°5

LETTER AGREEMENT N°5

[*]

3.	Assignment

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

4.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

5.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AVIANCATACA HOLDING S.A.		AIRBUS S.A.S.

By:	/s/ Elisa Murgas de Moreno	By:	/s/ Christophe Mourey

Its:	Secretary	Its:	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°5

LETTER AGREEMENT N°6

AVIANCATACA HOLDING S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: PRODUCT SUPPORT

AVIANCATACA HOLDING S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°6 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°6

LETTER AGREEMENT N°6

1.	Warranties

The provisions in ‘Clause 12. 1.3 Warranty Period’ are cancelled and replaced by the following;

QUOTE

12.1.3	Warranty Period

The warranties set forth in Clauses 12.1.1 and 12.1.2 shall be limited to those defects that become apparent within [*] months after Delivery of the affected Aircraft (the “Warranty Period”).

UNQUOTE

The provisions in ‘Clause 12.2.2 Periods and Undertakings’ are cancelled and replaced by the following;

QUOTE

12.2.2	Periods and Seller’s Undertakings

The Seller agrees that if a Failure occurs in an Item prior to the [*] anniversary of the Delivery Date of the Aircraft on which such Item was originally installed, the Seller shall, at its discretion and as promptly as practicable and with the Seller’s financial participation as hereinafter provided, either:

•

design and furnish to the Buyer a correction for such Item having the Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts that are not integrated into the Item), or

•	replace such Item.

UNQUOTE

The definition of [*] in ‘Clause 12.2.3 Seller’s Participation in the Costs’ is cancelled and replaced by the following;

QUOTE

[*]

UNQUOTE

[*]

3.	Training Services

[*] in order to facilitate the entry into service and operation of the Aircraft, the Seller will provide the Buyer with following services [*]:

•	[*] Trainee days for Maintenance training

•	[*] Man-months of Flight Crew Initial Operating Experience

•	[*]

•	[*] trainee days of Performance /Operations course

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°6

LETTER AGREEMENT N°6

4.	Technical Data

The provisions in ‘Clause 14A.5 Revision Period’ are cancelled and replaced by the following;

QUOTE

14A.5	Revision Service

Unless otherwise specifically stated, revision service for the Technical Data shall be provided [*], (the “Revision Service Period”).

UNQUOTE

5.	Good & Services [*]

[*]

6.	[*] Goods & Services

*	[Two pages have been omitted in accordance with a request for confidential treatment.]

8.	Buyer’s Rights

Should the Buyer wish to exchange any of the training allowances provided under Appendix A to Clause 16 of the Agreement, the Buyer shall place a request for exchange to this effect to the Customer Support Director, as defined in Clause 15.1 of the Agreement, for confirmation. The Buyer may exchange the training allowances granted under Appendix A of the present Agreement as follows:

(i)	allowances as listed under the heading “FLIGHT OPERATIONS TRAINING” in Article 1 of Appendix A to Clause 16 of the Agreement may be used to acquire any flight operation training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request;

(ii)	any of the training allowances as listed under the heading “MAINTENANCE TRAINING” under Article 2 of Appendix A to Clause 16 of the Agreement may be used to acquire any maintenance training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request;

(iii)	should any one of the allowances granted thereunder (flight operations or maintenance) have been fully used, the Buyer shall be entitled to exchange flight operation or maintenance training courses as needed against the remaining allowances;

The exchange value shall be based on the training course swapping matrix as published by Seller at the time of the Training Conference.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°6

LETTER AGREEMENT N°6

9.	Assignment

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

10.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

11.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°6

LETTER AGREEMENT N°6

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted
For and on behalf of	For and on behalf of

AVIANCATACA HOLDING S.A.		AIRBUS S.A.S.

By:	/s/ Elisa Murgas de Moreno	By:	/s/ Christophe Mourey

Its:	Secretary	Its:	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°6

LETTER AGREEMENT N°7

AVIANCATACA HOLDING S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: PURCHASE RIGHTS

AVIANCATACA HOLDING S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°7 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°7

LETTER AGREEMENT N°7

1.	Definitions

For the purpose of this Letter Agreement, the following capitalized terms shall have the meaning set out below:

2007 A320 Purchase Agreement

Means the A320 Family purchase agreement dated April 16th, 2007 and made between Airbus S.A.S and Aerovias del Continente Americano S.A. Avianca (“Avianca”);

1998 A320 Purchase Agreement

Means the A320 Family purchase agreement dated March 19th, 1998 and made between Airbus S.A.S and Atlantic Aircraft Holding Limited (“AAHL”).

2.	General

[*] hereby grants to the Buyer the right to purchase up to [*] additional A320 NEO Family Aircraft (the “NEO Purchase Right Aircraft”), [*]

The NEO Purchase Right Aircraft shall be manufactured in accordance with the Specification and Development Changes, SCNs and MSCNs which may be incorporated by the Seller in the Specification in accordance with Clause 2 of the Agreement prior to the delivery of the NEO Purchase Right Aircraft.

Unless otherwise expressly stipulated, all terms and conditions applicable to the firmly ordered Aircraft, on a per firm ordered Aircraft basis, shall apply to the NEO Purchase Right Aircraft.

3.	NEO Purchase Right Aircraft Price

[*]

Both the Reference Price of the NEO Propulsion Systems and the price revision formula applicable thereto shall be as quoted by the corresponding Propulsion Systems Manufacturer at the date the NEO Purchase Right Aircraft provided hereunder is exercised by the Buyer, in accordance with Paragraph 4 hereunder. The special conditions set out in Letter Agreement N°1 shall apply to the NEO Purchase Right Aircraft except where specifically stated otherwise therein.

4.	NEO Purchase Right Aircraft exercise and Delivery Date

[*]

The scheduled delivery months for each NEO Purchase Right Aircraft shall be specifically identified in an amendment to the Agreement.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°7

LETTER AGREEMENT N°7

5.	NEO Purchase Right Fee

For [*] NEO Purchase Right Aircraft, and upon signature of this Agreement, the Buyer will [*] for each NEO Purchase Right Aircraft (the “NEO Purchase Right Fee”), in a total amount of [*].

[*]

Upon exercise by the Buyer of a NEO Purchase Right, the corresponding NEO Purchase Right Fee shall be applied to the first Predelivery Payments due in respect of such NEO Purchase Right Aircraft, in accordance with the Predelivery Payment schedule set out in Clause 5 of the Agreement, as modified by Letter Agreement N°[*] to the Agreement (“Letter Agreement N°[*]”).

6.	NEO Purchase Right Aircraft Validity

Once the Seller and the Buyer have agreed on the scheduled delivery months applicable to the relevant NEO Purchase Right Aircraft, the exercise of the applicable NEO Purchase Rights shall be validated by the execution and delivery of an amendment to the Agreement and the transfer to the Seller’s bank account of the Predelivery Payments then due and payable by the Buyer with respect to such NEO Purchase Right Aircraft, in accordance with Clause 5 of the Agreement, as modified by Letter Agreement N°[*].

All other Predelivery Payments owed by the Buyer for the exercised NEO Purchase Right Aircraft shall be made in accordance with Clause 5 of the Agreement, as modified by Letter Agreement N°[*].

If the Buyer fails to timely exercise any or all of the NEO Purchase Rights in accordance with the above-mentioned Decision Dates, any of the NEO Purchase Rights of such batch not exercised by such Decision Date shall lapse and neither party shall have any further rights or obligations hereunder as to such lapsed NEO Purchase Right Aircraft, except that the Seller shall promptly apply an amount equal to the NEO Purchase Right Fees related to such lapsed NEO Purchase Right Aircraft to the next Predelivery Payments due under the Agreement.

7.	Assignment

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

8.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°7

LETTER AGREEMENT N°7

9.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°7

LETTER AGREEMENT N°7

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVIANCATACA HOLDING S.A.		AIRBUS S.A.S.

By:	/s/ Elisa Murgas de Moreno	By:	/s/ Christophe Mourey

Its:	Secretary	Its:	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°7

LETTER AGREEMENT N°8

AVIANCATACA HOLDING, S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: [*]

AVIANCATACA HOLDING, S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°8 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVTA - A320 Family & A320 NEO Family PA	A319 CFM 5B6
Letter Agreement N°8

LETTER AGREEMENT N°8

*	[Eight pages have been omitted in accordance with a request for confidential treatment.]

AVTA - A320 Family & A320 NEO Family PA	A319 CFM 5B6
Letter Agreement N°8

LETTER AGREEMENT N°8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVIANCATACA HOLDING, S.A.		AIRBUS S.A.S.

By:	/s/ Elisa Murgas de Moreno	By:	/s/ Christophe Mourey

Its:	Secretary	Its:	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA	A319 CFM 5B6
Letter Agreement N°8

LETTER AGREEMENT N°8

AVIANCATACA HOLDING, S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: [*]

AVIANCATACA HOLDING, S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°8 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVTA - A320 Family & A320 NEO Family PA	A319 CFM 5B7
Letter Agreement N°8

LETTER AGREEMENT N°8

*	[Eight pages have been omitted in accordance with a request for confidential treatment.]

AVTA - A320 Family & A320 NEO Family PA	A319 CFM 5B7
Letter Agreement N°8

LETTER AGREEMENT N°8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVIANCATACA HOLDING, S.A.		AIRBUS S.A.S.

By:	/s/ Elisa Murgas de Moreno	By:	/s/ Christophe Mourey

Its:	Secretary	Its:	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA	A319 CFM 5B7
Letter Agreement N°8

LETTER AGREEMENT N°8

AVIANCATACA HOLDING, S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: [*]

AVIANCATACA HOLDING, S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°8 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVTA - A320 Family & A320 NEO Family PA	A319 IAE V2524-A5
Letter Agreement N°8

LETTER AGREEMENT N°8

*	[Eight pages have been omitted in accordance with a request for confidential treatment.]

AVTA - A320 Family & A320 NEO Family PA	A319 IAE V2524-A5
Letter Agreement N°8

LETTER AGREEMENT N°8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVIANCATACA HOLDING, S.A.		AIRBUS S.A.S.

By:	/s/ Elisa Murgas de Moreno	By:	/s/ Christophe Mourey

Its:	Secretary	Its:	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA	A319 IAE V2524-A5
Letter Agreement N°8

LETTER AGREEMENT N°8

AVIANCATACA HOLDING, S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: [*]

AVIANCATACA HOLDING, S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°8 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVTA - A320 Family & A320 NEO Family PA	A319 IAE V2527M-A5
Letter Agreement N°8

LETTER AGREEMENT N°8

*	[Eight pages have been omitted in accordance with a request for confidential treatment.]

AVTA - A320 Family & A320 NEO Family PA	A319 IAE V2527M-A5
Letter Agreement N°8

LETTER AGREEMENT N°8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVIANCATACA HOLDING, S.A.		AIRBUS S.A.S.

By:	/s/ Elisa Murgas de Moreno	By:	/s/ Christophe Mourey

Its:	Secretary	Its:	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA	A319 IAE V2527M-A5
Letter Agreement N°8

LETTER AGREEMENT N°8

AVIANCATACA HOLDING, S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: [*]

AVIANCATACA HOLDING, S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°8 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVTA - A320 Family & A320 NEO Family PA	A319 NEO PW1124
Letter Agreement N°8

LETTER AGREEMENT N°8

*	[Ten pages have been omitted in accordance with a request for confidential treatment.]

AVTA - A320 Family & A320 NEO Family PA	A319 NEO PW1124
Letter Agreement N°8

LETTER AGREEMENT N°8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVIANCATACA HOLDING, S.A.		AIRBUS S.A.S.

By:	/s/ Elisa Murgas de Moreno	By:	/s/ Christophe Mourey

Its:	Secretary	Its:	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA	A319 NEO PW1124
Letter Agreement N°8

LETTER AGREEMENT N°8

AVIANCATACA HOLDING, S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: [*]

AVIANCATACA HOLDING, S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°8 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

*	[Nine pages have been omitted in accordance with a request for confidential treatment.]

AVTA - A320 Family & A320 NEO Family PA	A320 CFM
Letter Agreement N°8

LETTER AGREEMENT N°8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVIANCATACA HOLDING, S.A.		AIRBUS S.A.S.

By:	/s/ Elisa Murgas de Moreno	By:	/s/ Christophe Mourey

Its:	Secretary	Its:	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA	A320 CFM
Letter Agreement N°8

LETTER AGREEMENT N°8

AVIANCATACA HOLDING, S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: [*]

AVIANCATACA HOLDING, S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°8 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

*	[Nine pages have been omitted in accordance with a request for confidential treatment.]

AVTA - A320 Family & A320 NEO Family PA	A320 IAE
Letter Agreement N°8

LETTER AGREEMENT N°8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVIANCATACA HOLDING, S.A.		AIRBUS S.A.S.

By:	/s/ Elisa Murgas de Moreno	By:	/s/ Christophe Mourey

Its:	Secretary	Its:	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA	A320 IAE
Letter Agreement N°8

LETTER AGREEMENT N°8

AVIANCATACA HOLDING, S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: [*]

AVIANCATACA HOLDING, S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°8 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVTA - A320 Family & A320 NEO Family PA	A320 NEO CFM
Letter Agreement N°8

LETTER AGREEMENT N°8

*	[Ten pages have been omitted in accordance with a request for confidential treatment.]

AVTA - A320 Family & A320 NEO Family PA		A320 NEO CFM
Letter Agreement N°8

LETTER AGREEMENT N°8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AVIANCATACA HOLDING, S.A.	AIRBUS S.A.S.

By :	/s/ Elisa Murgas de Moreno	By :	/s/ Christophe Mourey

Its :	Secretary	Its :	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA		A320 NEO CFM
Letter Agreement N°8

LETTER AGREEMENT N°8

AVIANCATACA HOLDING, S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: [*]

AVIANCATACA HOLDING, S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°8 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVTA - A320 Family & A320 NEO Family PA		A320 NEO PW
Letter Agreement N°8

LETTER AGREEMENT N°8

* [Ten pages have been omitted in accordance with a request for confidential treatment.]

AVTA - A320 Family & A320 NEO Family PA		A320 NEO PW
Letter Agreement N°8

LETTER AGREEMENT N°8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AVIANCATACA HOLDING, S.A.	AIRBUS S.A.S.

By :	/s/ Elisa Murgas de Moreno	By :	/s/ Christophe Mourey

Its :	Secretary	Its :	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA		A320 NEO PW
Letter Agreement N°8

LETTER AGREEMENT N°8

AVIANCATACA HOLDING, S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: [*]

AVIANCATACA HOLDING, S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°8 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

*	[Nine pages have been omitted in accordance with a request for confidential treatment.]

AVTA - A320 Family & A320 NEO Family PA		A321 CFM
Letter Agreement N°8

LETTER AGREEMENT N°8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AVIANCATACA HOLDING, S.A.	AIRBUS S.A.S.

By :	/s/ Elisa Murgas de Moreno	By :	/s/ Christophe Mourey

Its :	Secretary	Its :	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA		A321 CFM
Letter Agreement N°8

LETTER AGREEMENT N°8

AVIANCATACA HOLDING, S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: [*]

AVIANCATACA HOLDING, S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°8 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

*	[Nine pages have been omitted in accordance with a request for confidential treatment.]

AVTA - A320 Family & A320 NEO Family PA		A321 IAE
Letter Agreement N°8

LETTER AGREEMENT N°8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AVIANCATACA HOLDING, S.A.	AIRBUS S.A.S.

By :	/s/ Elisa Murgas de Moreno	By :	/s/ Christophe Mourey

Its :	Secretary	Its :	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA		A321 IAE
Letter Agreement N°8

LETTER AGREEMENT N°8

AVIANCATACA HOLDING, S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: [*]

AVIANCATACA HOLDING, S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°8 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

*	[Nine pages have been omitted in accordance with a request for confidential treatment.]

AVTA - A320 Family & A320 NEO Family PA		A321 NEO CFM
Letter Agreement N°8

LETTER AGREEMENT N°8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AVIANCATACA HOLDING, S.A.	AIRBUS S.A.S.

By :	/s/ Elisa Murgas de Moreno	By :	/s/ Christophe Mourey

Its :	Secretary	Its :	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA		A321 NEO CFM
Letter Agreement N°8

LETTER AGREEMENT N°8

AVIANCATACA HOLDING, S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: [*]

AVIANCATACA HOLDING, S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°8 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

*	[Nine pages have been omitted in accordance with a request for confidential treatment.]

AVTA - A320 Family & A320 NEO Family PA		A321 NEO PW
Letter Agreement N°8

LETTER AGREEMENT N°8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVIANCATACA HOLDING, S.A.		AIRBUS S.A.S.

By:	/s/ Elisa Murgas de Moreno	By:	/s/ Christophe Mourey

Its:	Secretary	Its:	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA	A321 NEO PW
Letter Agreement N°8

LETTER AGREEMENT N°8

AVIANCATACA HOLDING, S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: PERFORMANCE GUARANTEES

AVIANCATACA HOLDING, S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°8 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

*	[Four pages have been omitted in accordance with a request for confidential treatment.]

4.	Assignment

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°8

LETTER AGREEMENT N°8

5.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

6.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°8

LETTER AGREEMENT N°8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVIANCATACA HOLDING, S.A.		AIRBUS S.A.S.

By:	/s/ Elisa Murgas de Moreno	By:	/s/ Christophe Mourey

Its:	Secretary	Its:	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°8

LETTER AGREEMENT N°9

AVIANCATACA HOLDING S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: [*]

AVIANCATACA HOLDING S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N° 9 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°9

LETTER AGREEMENT N°9

*	[Two pages have been omitted in accordance with a request for confidential treatment.]

4.	Assignment

This Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person or entity other than the Buyer. Any unauthorized assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

5.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

6.	Governing Law

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

7.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°9

LETTER AGREEMENT N°9

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVIANCATACA HOLDING S.A.		AIRBUS S.A.S.

By:	/s/ Elisa Murgas de Moreno	By:	/s/ Christophe Mourey

Its:	Secretary	Its:	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°9

LETTER AGREEMENT N°10

AVIANCATACA HOLDING S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: [*]

AVIANCATACA HOLDING S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an aircraft purchase agreement as amended and supplemented from time to time (the “Agreement”) of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of certain A320 Family Aircraft and A320 NEO Family Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°10 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto (a) in the Agreement or, (b) with respect to capitalized terms used in Annex A, in the Sector Understanding on Export Credit for Civil Aircraft as entered into force on February 1ST, 2011 as may be further amended from time to time by the Organisation for Economic Cooperation and Development (the “OECD”), as the case may be.

This Letter Agreement will not constitute part of the Agreement, but will be a separate and independent contract of financial accommodation to or for the benefit of the Buyer.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°10

LETTER AGREEMENT N°10

[*]

4.	Assignment

The Buyer shall not be entitled to assign any of its rights under this Letter Agreement except in accordance with the provisions of clause 21 of the Agreement.

5.	Confidentiality

This Letter Agreement is provided by the Seller to the Buyer in the context of the special relationship between the Buyer and the Seller and is therefore considered by the Seller as commercially sensitive and as constituting confidential information.

The Manufacturers may disclose the existence and content of this Letter Agreement to any [*]. The Buyer agrees that the provisions of this Letter Agreement are personal to it and that it will not disclose the existence or content of this Letter Agreement to any other party, save only to the Propulsion Systems Manufacturer for the purposes of its participation in any [*]. In addition, the Buyer may disclose the provisions of this Letter Agreement to:

(a)	its legal advisers and to the Guarantor provided that such parties are bound by a professional duty of confidentiality or enter into confidentiality agreements with and satisfactory to the Seller before any such disclosure occurs; and

(b)	any governmental authority to which the Buyer is obliged to disclose such information, any parties entitled to receive such information (pursuant to an order or relevant request of any court, legal or regulatory body having jurisdiction over the Buyer or otherwise in accordance with any obligation to disclose imposed by any applicable law) provided that:

(i)	the Buyer shall promptly notify the Seller prior to such disclosure;

(ii)	the parties shall work together to ensure the minimum amount of information required to comply with such public disclosure obligation is disclosed; and:

(iii)	the Buyer shall use its best endeavours to:

(A)	procure that the party to whom such information may be disclosed itself enters into confidentiality agreement (if it is not already bound by a duty of confidentiality) with The Seller and satisfactory to The Seller; or

(B)	obtain assurances from the party to whom such information may be disclosed that such information shall be treated in the utmost confidence.

Non-compliance by the Buyer with the terms of this paragraph shall give The Seller the right [*] to the Buyer pursuant to this Letter Agreement.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°10

LETTER AGREEMENT N°10

6.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°10

LETTER AGREEMENT N°10

If the foregoing correctly sets forth your understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AVIANCATACA HOLDING S.A.	AIRBUS S.A.S.

By :	/s/ Elisa Murgas de Moreno	By :	/s/ Christophe Mourey

Its :	Secretary	Its :	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°10

LETTER AGREEMENT N°10

Annex A

[*]

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°10

LETTER AGREEMENT N°10

*	[Six pages have been omitted in accordance with a request for confidential treatment.]

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°10

LETTER AGREEMENT N°10

Annex B

*	[Fifteen pages have been omitted in accordance with a request for confidential treatment.]

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°10

LETTER AGREEMENT N°10

Exhibit

[*]

Yours faithfully

AVIANCATACA HOLDING S.A.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°10

LETTER AGREEMENT N°10

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted
For and on behalf of		For and on behalf of

AVIANCATACA HOLDING S.A.		AIRBUS S.A.S.

By :	/s/ Elisa Murgas de Moreno	By :	/s/ Christophe Mourey

Its :	Secretary	Its :	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°10

LETTER AGREEMENT N°11

AVIANCATACA HOLDING, S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: [*]

AVIANCATACA HOLDING, S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°11 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°11 - Page 1/3

LETTER AGREEMENT N°11

[*]

2.	Assignment

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

3.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

4.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°11 - Page 2/3

LETTER AGREEMENT N°11

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVIANCATACA HOLDING, S.A.		AIRBUS S.A.S.

By :	/s/ Elisa Murgas de Moreno	By :	/s/ Christophe Mourey

Its :	Secretary	Its :	S.V.P. Contracts

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°11 - Page 3/3

LETTER AGREEMENT N° 12

AVIANCATACA HOLDING, S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: [*] ADDENDUM & A320 NEO FAMILY CONSIDERATIONS

AVIANCATACA HOLDING, S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°12 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°12

LETTER AGREEMENT N° 12

1.	[*] Addendum

[*]

2.	[*] A320 NEO Family Aircraft Considerations

2.1	[*] A320 NEO Family Aircraft

[*]

2.2	A319 NEO Aircraft [*]

[*]

2.3	A320 NEO Aircraft [*]

[*]

3.	Assignment

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

4.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

5.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°12

LETTER AGREEMENT N° 12

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVIANCATACA HOLDING, S.A.		AIRBUS S.A.S.

By :	/s/ Elisa Murgas de Moreno	By :	/s/ Christophe Mourey

Its :	Secretary	Its :	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°12

LETTER AGREEMENT N°13

AVIANCATACA HOLDING S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: [*]

AVIANCATACA HOLDING S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°13 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°13

LETTER AGREEMENT N°13

*	[Fourteen pages have been omitted in accordance with a request for confidential treatment.]

UNQUOTE

4.	Assignment

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

5.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

6.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°13

LETTER AGREEMENT N°13

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVIANCATACA HOLDING S.A.		AIRBUS S.A.S.

By :	/s/ Elisa Murgas de Moreno	By :	/s/ Christophe Mourey

Its :	Secretary	Its :	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°13

LETTER AGREEMENT N°14

AVIANCATACA HOLDING S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: MISCELLANEOUS

AVIANCATACA HOLDING S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°14 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°14

LETTER AGREEMENT N°14

1.	[*]

The Agreement is hereby amended to delete in its entirety Clause 8.2.3 and replace with the following quoted text:

QUOTE

[*]

UNQUOTE

2.	The Agreement is hereby amended to add a new Clause 18.3.3 per the following quoted text:

QUOTE

[*]

UNQUOTE

3.	Assignment

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

4.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

5.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°14

LETTER AGREEMENT N°14

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVIANCATACA HOLDING S.A.		AIRBUS S.A.S.

By :	/s/ Elisa Murgas de Moreno	By :	/s/ Christophe Mourey

Its :	Secretary	Its :	Senior Vice President Contracts

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°14

LETTER AGREEMENT N°15

AVIANCATACA HOLDING S.A.

Calle Aquilino de la Guardia No. 8, Ciudad de Panamá

República de Panamá

Subject: PURCHASE AGREEMENT [*]

AVIANCATACA HOLDING S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°15 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°15 - Page 1/3

LETTER AGREEMENT N°15

1.	Purchase Agreement

Solely with respect to the A320 Family Aircraft, the Buyer and the Seller [*] January 27th, 2012 (the “[*]”). The Buyer shall pay and the Seller shall receive, in accordance with the terms and conditions of the Agreement, the Predelivery Payments with respect to the A320 Family Aircraft [*] as more fully described in Letter Agreement No. [*].

Except as set forth herein, nothing contained herein shall modify the terms and conditions of the Agreement. For the avoidance of doubt, the Buyer and the Seller shall remain obligated to perform their respective obligations and are subject to the rights and remedies under the Agreement on the date thereof.

2.	Assignment

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

3.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

4.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°15 - Page 2/3

LETTER AGREEMENT N°15

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVIANCATACA HOLDING S.A.		AIRBUS S.A.S.

By :	/s/ Elisa Murgas de Moreno	By :	/s/ Christophe Mourey

Its :	Secretary	Its :	S.V.P. Contracts

AVTA - A320 Family & A320 NEO Family PA

Letter Agreement N°15 - Page 3/3